As filed with the Securities and Exchange Commission on April 27, 2015

Registration No. 33-43773 and 811-6459

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 39	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 84	☒

(Check appropriate box or boxes)

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road, NE

Cedar Rapids, IA 52499-0001

(800) 346-3677

(Address and telephone number of principal executive offices)

Alison Ryan

Transamerica Advisors Life Insurance Company

c/o Office of the General Counsel

425 West Capitol Avenue, Suite 1800

Little Rock, AR 72201

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485

(date)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

(date)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in Flexible Premium Individual Deferred Variable Annuity Contracts.

PROSPECTUS

May 1, 2015

Merrill Lynch Life Variable Annuity Separate Account A (“Account A”)

and

Merrill Lynch Life Variable Annuity Separate Account B (“Account B”)

Flexible Premium Individual Deferred Variable Annuity Contract

also known as

Modified Single Premium Individual Deferred Variable Annuity Contract (the “Contract”)

issued by

Transamerica Advisors Life Insurance Company

Home Office: 425 West Capital Avenue

Suite 1800 Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

Transamerica Capital, Inc.

This Prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the Contract to our Service Center at the address above.

The variable annuity contract described here provides a variety of investment features. It also provides options for income protection later in life. We no longer offer the Contract for sale to new purchasers.

It is important that you understand how the Contract works, and its benefits, costs, and risks. First, some basics.

What is an annuity?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each Annuity Option has different protection features intended to cover different kinds of income needs. Many of these Annuity Options provide income streams that can’t be outlived.

What is a variable annuity?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

What are the risks in owning a variable annuity?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you’ve put in. You bear all of this risk. You could lose all or part of the money you’ve put in.

How does this annuity work?

We put your premium payments as you direct into one or more subaccounts of Account A and/or Account B. In turn, we invest each subaccount’s assets in corresponding portfolios (“Funds”) listed below:

SUBACCOUNT	PORTFOLIO
Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund
Invesco V.I. Comstock Fund	Invesco V.I. Comstock Fund
AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio
VP International Fund	VP International Fund
VP Ultra® Fund	VP Ultra® Fund
BlackRock Basic Value V.I. Fund	BlackRock Basic Value V.I. Fund
BlackRock Capital Appreciation V.I. Fund	BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund	BlackRock Global Allocation V.I. Fund
BlackRock Global Opportunities V.I. Fund	BlackRock Global Opportunities V.I. Fund
BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund
BlackRock International V.I. Fund	BlackRock International V.I. Fund
BlackRock Large Cap Core V.I. Fund	BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund	BlackRock Large Cap Value V.I. Fund
BlackRock Money Market V.I. Fund	BlackRock Money Market V.I. Fund
BlackRock S&P 500 Index V.I. Fund	BlackRock S&P 500 Index V.I. Fund
BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund
BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund
BlackRock Value Opportunities V.I. Fund	BlackRock Value Opportunities V.I. Fund
Davis Value Portfolio	Davis Value Portfolio
Federated Managed Tail Risk Fund II	Federated Managed Tail Risk Fund II
Federated Kaufmann Fund II	Federated Kaufmann Fund II
MFS® Growth Series	MFS® Growth Series
Total Return Portfolio	Total Return Portfolio
TA Aegon Tactical Vanguard ETF – Balanced	Transamerica Aegon Active Asset Allocation – Moderate VP
TA Aegon Tactical Vanguard ETF – Conservative	Transamerica Aegon Active Asset Allocation – Conservative VP
TA Aegon Tactical Vanguard ETF – Growth	Transamerica Aegon Active Asset Allocation – Moderate Growth VP
TA Legg Mason Dynamic Allocation – Balanced	Transamerica Legg Mason Dynamic Allocation – Balanced VP
TA Legg Mason Dynamic Allocation – Growth	Transamerica Legg Mason Dynamic Allocation – Growth VP
TA Market Participation Strategy	Transamerica Market Participation Strategy VP
TA PIMCO Tactical – Balanced	Transamerica PIMCO Tactical – Balanced VP
TA PIMCO Tactical – Conservative	Transamerica PIMCO Tactical – Conservative VP
TA PIMCO Tactical – Growth	Transamerica PIMCO Tactical – Growth VP
TA Vanguard ETF – Balanced	Transamerica Vanguard ETF Portfolio—Balanced VP
TA Vanguard ETF – Conservative	Transamerica Vanguard ETF Portfolio—Conservative VP
TA Vanguard ETF – Growth	Transamerica Vanguard ETF Portfolio—Growth VP

For a more detailed list of the available subaccounts, please refer to “Appendix A – Portfolios Associated with the Subaccounts”. More detailed information concerning the Funds available through this Contract and their investment objectives, strategies, policies, risks, and expenses is contained in each Fund’s prospectus. Each year while you own the Contract, we will send you the current Fund prospectuses or summary prospectuses. You may also obtain a prospectus for any of the Funds by contacting our Service Center. In addition, if you receive a summary prospectus for a Fund, you may obtain a full statutory prospectus by referring to the contact information for the Fund company on the cover page of the summary prospectus. Please read the current prospectus or summary prospectus for each of the Funds carefully before investing and retain them for future reference.

The value of your contract at any point in time up to the annuity date is called your contract value. Before the annuity date, you are generally free to direct your contract value among the subaccounts as you wish. You may also withdraw all or part of your contract value. If you die before the annuity date, we pay a death benefit to your beneficiary.

We’ve designed this annuity as a long-term investment. If you withdraw money from the annuity too soon, you may incur substantial charges. In addition, any money you take out of the contract is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% Federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the contract.

Although this Prospectus was primarily designed for potential purchasers of the Contract, you are receiving this Prospectus as a current contract owner. As a current contract owner, you should note that the options, features and charges of the Contract may vary over time, may vary depending on your state, and generally, you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, refer to your Contract, and/or note Contract variations referenced throughout this Prospectus. Currently, this Contract is not available for purchase.

What does this annuity cost?

We may impose a number of charges, including a deferred sales charge and a mortality and expense risk charge. We provide more details on these two charges as well as a description of all other charges later in the Prospectus.

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This Prospectus contains information about the Contract and the Accounts that you should know before you invest. A Statement of Additional Information contains more information about the Contract and the Accounts. We have filed this Statement of Additional Information, dated May 1, 2015, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. There is no charge to obtain it. The table of contents for this Statement of Additional Information appears at the end of this Prospectus.

The Securities and Exchange Commission (“SEC”) maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

The Securities and Exchange Commission has not approved these Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

DEFINITIONS

accumulation unit: An index used to compute the value of the contract owner’s interest in a subaccount prior to the annuity date.

annuitant: The person on whose continuation of life annuity payments may depend.

annuity date: The date on which annuity payments begin. The annuity date must occur by the older annuitant’s 90th birthday.

beneficiary(s): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

contract anniversary: The same date each year as the date of issue of the Contract.

contract year: The period from one contract anniversary to the day preceding the next contract anniversary.

Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code (“IRC”).

monthiversary: The same date of each month as the date on which the Contract was issued.

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next.

nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified arrangement as described in the IRC.

qualified contract: A Contract issued in connection with a retirement arrangement described under Section 403(b) or 408(b) of the IRC.

Service Center: Where you send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by phone at (800) 535-5549.

Roth Individual Retirement Account or Annuity (“Roth IRA Account”): A retirement arrangement meeting the requirements of Section 408A of the IRC.

tax sheltered annuity: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

CAPSULE SUMMARY OF THE CONTRACT

This capsule summary provides a brief overview of the Contract. More detailed information about the Contract can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

Contracts issued in your state may provide different features and benefits from those described in this prospectus. This Prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Service Center.

The Contract is available as a nonqualified contract or may be issued as an IRA in certain circumstances or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). The Contract is currently not available to be issued in connection with a retirement arrangement under Section 403(b) of the Internal Revenue Code (i.e., a tax sheltered annuity contract). We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to qualified contracts. Please note that if you purchase your Contract through a custodial account, the owner of the Contract will be the custodial account and the annuitant must generally be the custodial account owner.

A variable annuity provides for tax deferred growth potential. The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, such as IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

We offer other variable annuity contracts that have different contract features, minimum premium amounts, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Contracts, see “Other Information — Selling the Contract.”

Premiums

Generally, before the annuity date you can pay premiums as often as you like. The minimum initial premium is $5,000 for a nonqualified Contract and $2,000 for an IRA Contract. Subsequent premiums generally must each be $100 or more. We may refuse to issue a Contract or accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000.

The Accounts

As you direct, we will put premiums into subaccounts of Account A and/or Account B corresponding to the Funds in which we invest your contract value. For the first 14 days following the date of issue, we put all premiums you’ve directed into Account A into the BlackRock Money Market V.I. Subaccount. After the 14 days, we will put the money into the Account A subaccounts you’ve selected. In Pennsylvania, we won’t wait 14 days. Instead, we will invest your premium immediately in the subaccounts you’ve selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the BlackRock Money Market V.I. Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. Currently, you may allocate premiums or contract value among 18 of the available subaccounts. Generally, within certain limits you may transfer Account A value periodically among Account A subaccounts.

The Funds Available for Investment

The funds available under the Contract are listed in Appendix A.

Fees and Charges

Mortality & Expense Risk Charge

We impose a mortality and expense risk charge to cover certain risks. The mortality portion compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. The expense portion compensates us for expense risks we assume if the contract maintenance and administration charges aren’t enough to cover all Contract maintenance and administration expenses. The charge equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts. This charge ends on the annuity date.

Sales Charge

We may impose a deferred sales charge only if you withdraw money from Account A. The maximum charge is 7% of premium withdrawn during the first year after that premium is paid. The charges decrease by 1% each year. After year seven, it’s 0%. We don’t impose a sales charge on withdrawals or surrenders from Account B. The sales charge applies to each subsequent premium payment, as well as the initial premium payment.

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Contract. We deduct this charge daily only from the net asset value of Account A. We don’t impose the charge on the assets of Account B. This charge ends on the annuity date.

Contract Maintenance Charge

We charge $40 for each contract at the end of each contract year and upon a full withdrawal to reimburse us for expenses related to maintenance of the Contract. We waive this charge on all Contracts with a contract value of at least $50,000 on the Contract anniversary and in certain circumstances where you own more than three Contracts. The charge ends on the annuity date.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we impose an annual charge of 0.25% of the average of your contract values as of the end of each of the prior four contract quarters. A pro rata amount of this charge is collected upon termination of the rider or the Contract. This charge ends on the annuity date.

Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)

On the last business day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from your Account A value on the last business day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract. This fee ends on the annuity date.

Premium Taxes

On the annuity date we deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%.

Fund Expenses

You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

You can find detailed information about fees and charges imposed on the Contract under “Charges and Deductions”.

Transfers

Transfers Among Account A Subaccounts

Before the annuity date, you may transfer all or part of your Account A value among the subaccounts up to six times per contract year without charge. However, the AB Large Cap Growth Subaccount, BlackRock Managed Volatility V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco V.I. American Franchise Subaccount are closed to transfers of contract value from other subaccounts. You may make more than six transfers among available subaccounts, but we may charge $25 per extra transfer. You may elect a Dollar Cost Averaging feature so that money you’ve put in the Account A BlackRock Money Market V.I. Subaccount is systematically transferred monthly into other Account A subaccounts you select without charge. We may impose additional restrictions on transfers. (“See Transfers — Disruptive Trading.”)

Transfers From Account A to Account B

Once each contract year, you may transfer from Account A to Account B all or a portion of the greater of any gain in account value and/or any premium no longer subject to a sales charge or 10% of premiums still subject to a sales charge (minus any premium already withdrawn or transferred). Additionally, we allow periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, on a monthly, quarterly, semi-annual or annual basis. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same contract year.

This is the only amount you may transfer from Account A to Account B during a contract year. We impose no charge on this transfer. We don’t permit transfers from Account B to Account A.

Withdrawals

You can withdraw money from the Contract. Withdrawals from Account A are generally subject to a sales charge (see “Sales Charge”). However, we won’t impose a sales charge to the extent that the withdrawals from Account A in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b) minus any premiums previously withdrawn or transferred during that contract year, where:

(a)	=	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b)	=	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

You may take your free withdrawals through lump sum withdrawals or the systematic withdrawal program. Through systematic withdrawals from Account A you may elect, once per contract year, for withdrawals to be paid on a monthly, quarterly, semi-annual or annual basis.

We don’t impose a sales charge on withdrawals from Account B.

Once each contract year you may use the automatic withdrawal program to withdraw the value in Account B on a monthly, quarterly, semi-annual, or annual basis. These automatic withdrawals are not subject to any sales charge (see “Withdrawals and Surrenders”).

A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2. Withdrawals from tax sheltered annuities are restricted (see “Tax Information”).

Death Benefit

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit if a contract owner (or the annuitant if the Contract has a non-natural owner) dies before the annuity date.

If you are under age 80 when the Contract is issued, the death benefit equals the greatest of: premiums less adjusted withdrawals; the contract value; or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the Contract. If you are age 80 or over when the Contract is issued, the death benefit equals the greater of premiums less adjusted withdrawals or the contract value.

In all states except Washington, Illinois, and Minnesota, contract owners may elect the Estate Enhancer benefit for an additional annual charge. The Estate Enhancer benefit is an optional rider that pays, on the death of an owner, a benefit that provides proceeds that may be used to defray some or all of the expenses attributable to death benefit proceeds paid under the Contract. The Estate Enhancer benefit provides coverage in addition to the Contract’s guaranteed minimum death benefit. The Estate Enhancer benefit is not available if you are age 76 or older. If you elect the Estate Enhancer benefit, you cannot cancel it.

You can find more detailed information about the death benefit and the Estate Enhancer benefit, and how they are calculated, including age limitations that apply, under “Death Benefit”.

If you purchased your Contract prior to December 13, 2002, your guaranteed minimum death benefit was calculated in a different manner. Please refer to your Contract.

The payment of a death benefit may have tax consequences (see “Tax Information”).

Annuity Payments

Annuity payments begin on the annuity date and are made under the annuity option you select. When you buy the Contract, the annuity date for nonqualified Contracts is the older annuitant’s 90th birthday. If your Contract is owned by the type of non-natural person (i.e., a corporation or a non-grantor trust) that does not receive tax deferral, the annuity date is the annuitant’s 85th birthday. The annuity date for IRA Contracts or tax sheltered annuity Contracts is generally when the owner/annuitant reaches age 70 1/2.

Details about the annuity options available under the Contract can be found under “Annuity Options”.

Annuity payments may have tax consequences (see “Tax Information”).

All guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include the guarantees provided under the terms of the annuity option.

Guaranteed Minimum Income Benefit

For an additional annual fee, you may elect the Guaranteed Minimum Income Benefit (“GMIB”). The GMIB is an optional rider that provides the option to receive payment of guaranteed minimum monthly fixed income during the lifetime of the annuitant, subject to certain conditions. See “Guaranteed Minimum Income Benefit”.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we will refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Money Market V.I. Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Replacement of Contracts

Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the Contract will impose a new surrender charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract could be advantageous, given the Contract’s features, benefits, and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Contract, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer contract value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Premiums	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)[1]	7%
Transfer Fee[2]	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Periodic Charges Other Than Fund Expenses
Annual Contract Maintenance Charge[3]	$40
Separate Account Annual Expenses (as a % of average Separate Account value)
Account A:
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.10%

Total Account A Annual Expenses	1.35%
Account B:
Mortality and Expense Risk Charge	0.65%
Administration Charge	0.00%

Total Account B Annual Expenses	0.65%
Annual Charges for Optional Riders
Estate Enhancer Charge[4]	0.25%
Guaranteed Minimum Income Benefit[5]	0.50%

[1]	The contingent deferred sales charge decreases by 1% annually to 0% after seven years for each premium payment made, as follows:

Complete Years Elapsed Since Payment of Premium	Charge as a Percentage of Premium Withdrawn
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

[2]

There is no charge for the first 6 transfers in a contract year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers. These rules apply only to transfers among Account A subaccounts. They do not apply to transfers from Account A to Account B. No transfers may be made from Account B.

[3]

The contract maintenance charge will be assessed per contract annually at the end of each contract year if the contract value is less than $50,000 and upon surrender if other than on the contract anniversary.

[4]

The Estate Enhancer charge will be assessed annually at the end of each contract year based on the average of your contract values as of the end of each of the prior four contract quarters. We also impose a pro rata amount of this charge upon surrender, annuitization, death, or termination of the Rider. We won’t deduct this charge after the annuity date.

[5]

The figure shown is an annualized percentage of the GMIB Benefit Base. The GMIB charge will be deducted from your Account A value at the end of each calendar quarter based on the GMIB Benefit Base as of the last business day of each month within the calendar quarter. We will also deduct a pro rata amount of this fee upon termination of the Rider. We won’t deduct this fee after the annuity date. For Contracts issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2014. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[6]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.46%	1.83%

[6]

The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2014 or estimated for the current year. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may contractually or voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, the Annual Contract Maintenance Charge, Separate Account Annual Expenses (assuming you are invested in Account A), the Estate Enhancer charge, the GMIB fee, and Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$1046	$1708	$2387	$4361

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$919	$1326	$1742	$3096

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$409	$1245	$2104	$4361

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$273	$841	$1442	$3096

The Examples reflect the $40 contract maintenance charge as 0.040% of average assets. They assume the Estate Enhancer benefit and GMIB Rider are elected. They reflect the annual charge of 0.25% of the average contract value at the end of the four prior contract quarters for the Estate Enhancer benefit, and the fee for the GMIB Rider at an annual rate of 0.50% of the GMIB Benefit Base determined monthly and deducted quarterly from your Account A value. Contractual waivers and reimbursements are reflected in the first year of the example, but not in subsequent years. See the “Charges and Discussions” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yields of the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount refer to the annualized income generated by an investment in each subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of an Account A subaccount (besides the Account A BlackRock Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each 1, 5 and 10-year period. These percentages include any sales charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. For example, we may present total return information that doesn’t reflect a deduction for the sales charge. This presentation assumes that an investment in the Contract will extend beyond the period when the sales charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from the Account A BlackRock Money Market V.I. Subaccount to designated subaccounts under a dollar cost averaging program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the sales charge. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Transamerica Advisors Life Insurance Company was incorporated under the laws of the State of Washington on January 27, 1986. It was redomesticated to the State of Arkansas on August 30, 1991. It is engaged in the sale of life insurance and annuity products. On December 28, 2007, the Company became an indirect wholly owned subsidiary of Aegon USA, Inc., now Aegon USA, LLC (“Aegon USA”). Aegon USA is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of the Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Prior to July 1, 2010, the Company was known as Merrill Lynch Life Insurance Company. The Company was formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange.

THE ACCOUNTS

You may direct premiums into one or both of two segregated investment accounts available to the Contract (the “Accounts”). The Merrill Lynch Life Variable Annuity Separate Account A (“Account A”) offers through its subaccounts a variety of investment options. Each option has a different investment objective. The Merrill Lynch Life Variable Annuity Separate Account B (“Account B”) offers a money market investment through its subaccount.

We established the Accounts on August 6, 1991. They are governed by Arkansas law, our state of domicile. They are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940. Each account meets the definition of a separate account under the Federal securities laws. The Accounts’ assets are segregated from all of our other assets.

Segregation of Account Assets

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. We own all of the assets in the Accounts. Each Account’s income, gains, and losses, whether or not realized, derived from Account assets are credited to or charged against the Account without regard to our other income, gains or losses. The assets in each Account will always be at least equal to the reserves and other liabilities of the Account. If an Account’s assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account. Under Arkansas insurance law the assets in each Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of either Account be charged with any liabilities of the other Account.

Subaccount Investments

The subaccount available through Account B invests in the BlackRock Money Market V.I. Fund, which is also available through a subaccount in Account A. Subaccounts previously available through Account A (the AB Large Cap Growth Subaccount, BlackRock Managed Volatility V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco V. I. American Franchise Subaccount) are closed to allocations of new premiums and incoming transfers of contract value. All subaccounts invest in a corresponding portfolio of the the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Invesco V.I. Funds”); the AB Variable Products Series Fund, Inc. (the “AB Fund”);

the American Century Variable Portfolios, Inc. (the “American Century Portfolios”); BlackRock Variable Series Funds, Inc. (the “BlackRock Variable Funds”); the Davis Variable Account Fund, Inc. (the “Davis Fund”); the Federated Insurance Series (the “Federated Series”); the MFS®Variable Insurance TrustSM (the “MFS Trust”); the PIMCO Variable Insurance Trust (the “PIMCO VIT Trust”); Transamerica Series Trust (the “Transamerica Trust”);. Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment adviser, subadviser, or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain funds available only through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract should not be indicative of performance of the similarly named fund available through the Contract.

INVESTMENTS OF THE ACCOUNTS

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts as well as separate accounts of Transamerica Advisors Life Insurance Company of New York (an indirect wholly owned subsidiary of Aegon USA), and insurance companies affiliated or not affiliated with us, to fund benefits under certain variable annuity and variable life insurance contracts. Shares of these funds may be offered in the future to certain pension or retirement plans.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well fund management anticipates changes in economic conditions.

The Funds

The funds available under the Contract are listed in Appendix A.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

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Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.0% to 0.25% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.35% annually.

The combined percentages we receive with regard to each Fund currently range from 0.00% to 0.381% annually. Proceeds from these payments by the Funds, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Other Information – Selling the Contract” in this prospectus.

Selection of Underlying Funds

We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from contract owners.

You are responsible for choosing the subaccounts and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund. You bear the risk of any decline in the contract value of your Contract resulting from the performance of the Funds you have chosen.

Purchases and Redemptions of Fund Shares; Reinvestment

The Accounts will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Accounts are automatically reinvested at net asset value in additional shares of the Funds.

Material Conflicts, Substitution of Investments and Changes to Accounts

The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in Federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of Account A or Account B or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our contract owners.

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing contract value or the future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of contract value, or both, for some or all classes of Contracts at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to either Account, eliminate subaccounts in either Account, deregister either or both of the Accounts under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate either or both Accounts as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or account to another subaccount or account pursuant to a combination or otherwise, and create new accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

Mortality and Expense Risk Charge

We impose a mortality and expense risk charge on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts prior to the annuity date. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract.

The remaining portion of the charge, 0.50% annually for Account A and 0.30% annually for Account B, is attributable to expense risks we assume should the contract maintenance and administration charges be insufficient to cover all contract maintenance and administration expenses.

The mortality and expense risk charge is greater for Account A than for Account B because a greater guaranteed death benefit and higher administrative expenses are attributable to Account A. If this charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss.

If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. The charge will never increase.

Sales Charge

When Imposed

We may impose a contingent deferred sales charge on withdrawals and surrenders from Account A. We don’t impose the charge on withdrawals or surrenders from Account B. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from Account A held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing sales charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, where permitted by state regulation, up to 10% of this premium can be accessed without a sales charge if withdrawn through systematic withdrawals from Account A. (See “Withdrawals and Surrenders”.) In addition, where permitted by state regulation, we won’t impose a contingent deferred sales charge on any premium withdrawn from Contracts purchased by our employees or our affiliates or from Contracts purchased by the employees’ spouses or dependents.

Amount of Charge

The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% annually to 0% after year seven for that premium, as shown below.

Number of Complete Years Elapsed Since Premium Was Paid	Contingent Deferred Sales Charge
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%

The charge is calculated on total premiums withdrawn from Account A. If, however, your account value at the time of withdrawal is less than your premiums paid in, the charge is based on your account value. Gain in account value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any contract year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Sales Charge Works

If you made a $5,000 premium payment to Account A and withdrew the entire $5,000 three years later, we would impose a 4% charge on the $5,000 withdrawal. If you had made a $5,000 premium payment to Account A and due to negative investment experience only $4,500 remained in Account A when you withdrew it three years later, we would impose a 4% charge only on $4,500 of the original premium. If instead the $5,000 premium payment you made to Account A grew to $6,000 due to positive investment experience, and you withdrew $600 of gain in account value three years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a contingent deferred sales charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4% contingent deferred sales charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted

We deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your Account A value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.

Pro Rata Deductions

Kim Investor’s Retirement Plus® Contract has a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Capital Appreciation V.I. Subaccount. Kim withdraws $20,000 from the Contract, and the entire $20,000 is subject to a 7% sales charge ($1,400). Accordingly, $840—60% of $1,400—is deducted from the BlackRock Basic Value V.I. Subaccount and $560—40% of $1,400—is deducted from the BlackRock Capital Appreciation V.I. Subaccount.

(See “Withdrawals and Surrenders” and “Accumulation Units” for a discussion of the effect the deduction of this charge will have on the number of accumulation units credited to a Contract.)

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Contract. We deduct the charge daily only from the net asset value of Account A prior to the annuity date. We don’t impose the charge on the assets in Account B. This charge covers such expenses as optional contract transactions (for example, processing transfers and Dollar Cost Averaging transactions). This charge will never increase.

Contract Maintenance Charge

We charge $40 for each contract each year to reimburse us for expenses related to maintenance of the Contract. These expenses include issuing Contracts, maintaining records, and performing accounting, regulatory compliance, and reporting functions. We deduct this charge from your contract value at the end of each contract year that occurs on or before the annuity date. We won’t deduct it after the annuity date. We also deduct the charge if you surrender the contract on any date besides a contract anniversary. We deduct the charge on a pro rata basis from among all subaccounts in which your contract value is invested. The contract maintenance charge will never increase.

We’ll waive this charge on all Contracts with a contract value equal to or greater than $50,000 on the date the charge would normally be deducted. Currently, a contract owner of three or more of these Contracts will be assessed no more than $120 in contract maintenance charges annually. We reserve the right to change this limit at any time.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we deduct a charge at the end of each contract year equal to 0.25% annually of the average of the contract values as of the end of each of the prior four contract quarters. We won’t deduct this charge after the annuity date. We will impose a pro rata amount of this charge upon surrender, annuitization, death or termination of the rider between contract anniversaries. We deduct this charge regardless of whether the Estate Enhancer benefit has any value.

GMIB Fee

If you elect the GMIB, we will charge a fee that compensates us for the risks we assume in providing this benefit. We will deduct the fee from Account A at the end of each calendar quarter and upon termination of the GMIB Rider. On the last business day of each month or upon termination of the GMIB Rider, we will determine a fee of 0.50% of the GMIB Benefit Base divided by 12. (For Contracts issued before October 16, 2004, we will use 0.40% of the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any termination during a calendar quarter will be deducted from your Account A value on the last business day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last business day of that month or was not in effect as of the last business day of the prior month. The GMIB Fee is withdrawn from each subaccount of Account A in the same proportion that your value in each subaccount of Account A bears to your total Account A value on the date it is withdrawn. We do not deduct the GMIB Fee after the annuity date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

Other Charges

Transfer Charges

You may make up to six transfers among Account A subaccounts per contract year without charge. If you make more than six, we may, but currently do not, charge you $25 for each extra transfer. (See “Transfers”.)

Tax Charges

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. (See “Tax Status of the Contract”.)

Fund Expenses

In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table”.) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.

Premium Taxes

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the contract value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from your contract value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract. Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that state, and the premium tax laws of that state.

FEATURES AND BENEFITS OF THE CONTRACT

As we describe the contract, we will often use the word “you”. In this context “you” means “contract owner”.

Ownership of The Contract

The contract owner is entitled to exercise all rights under the Contract. Unless otherwise specified, the purchaser of the Contract will be the contract owner. The Contract can be owned by a trust or a corporation. However, special tax rules apply to Contracts owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your tax advisor if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If you die, the beneficiary will receive a death benefit. You may also designate an annuitant. You may change the annuitant at any time prior to the annuity date. If you don’t select an annuitant, you are the annuitant. If the Contract is an IRA, the owner must be the annuitant. Please note that if you purchase your Contract through a custodial account, the owner of the Contract will be the custodial account and the annuitant must generally be the custodial account owner.

If a non-natural person owns the Contract and changes the annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a contract owner. We will then pay the beneficiary the contract value, less any applicable fees and charges.

Only spouses may be co-owners of the Contract, except in Pennsylvania, New Jersey, and Oregon. When the Contract is issued in exchange for another contract that was co-owned by non-spouses, the Contract will be issued with non-spousal co-owners. When co-owners are established, they exercise all rights under the Contract jointly unless they elect otherwise. Co-owner spouses must each be designated as beneficiary for the other in order for the surviving spouse, if eligible, to continue the Contract under the spousal continuation provision upon the death of the other spousal co-owner. Co-owner spouses may also designate a contingent beneficiary to receive benefits on the surviving spouse co-owner’s death. The surviving spouse may later name a new beneficiary, provided the original “contingent beneficiary” designation is not irrevocable. Qualified Contracts may not have co-owners. (See “Spousal Continuation” later in this Prospectus.)

Please note that non-spousal co-owners in Pennsylvania, New Jersey and Oregon are not able to continue the Contract or any guaranteed benefit, such as the GMIB, if one co-owner dies during the accumulation phase. Federal tax law requires that any death proceeds be fully distributed, generally within five years of death, in accordance with IRC Section 72(s).

You may assign the Contract to someone else by giving notice to our Service Center unless not permitted by law in your state. Please refer to your Contract. Only complete ownership of the Contract may be assigned to someone else. You can’t do it in part. An assignment to a new owner cancels all prior beneficiary designations except a prior irrevocable beneficiary designation. Assignment of the Contract may have tax consequences or may be prohibited on certain qualified Contracts, so you should consult with a qualified tax advisor before assigning the Contract. (See “Tax Information”.)

Issuing the Contract

Issue Age

You can buy a nonqualified Contract if you (or any co-owner) are less than 90 years old. Annuitants on nonqualified Contracts must also be less than 90 years old when we issue the Contract. For qualified Contracts (owned by natural persons), the contract owner and annuitant must be the same person. Contract owners and annuitants on qualified Contracts must be less than 70 1/2 years old when we issue the Contract, unless certain exceptions are met. To elect the GMIB Rider, the annuitant (and any co-annuitant) must be 75 years old or younger on the date of issue of the Contract. The Contract is currently not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing tax sheltered annuity Contracts.

If you change the owner, the new owner must be younger than the maximum age for a newly issued Contract.

Information We Need To Issue The Contract

Before we issue the Contract, we need certain information from you. We may require you to complete and return certain documents in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the documents or the information provided, and you pay the initial premium, we’ll issue a Contract. The date we do this is called the date of issue. Generally, we’ll do this and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days, we will return the premium and no Contract will be issued.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we will refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Money Market V.I. Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Premiums

Minimum and Maximum Premiums

The initial premium payment must be $5,000 or more on a nonqualified Contract and $2,000 or more on an IRA Contract. Subsequent premium payments generally must each be $100 or more. You can make them at any time before the annuity date. We may refuse to accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000. Maximum annual contributions to qualified Contracts are limited by Federal law. We reserve the right to reject premium payments for any other reason.

How to Make Payments

You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from your MLPF&S brokerage account.

Third Party Checks

We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Advisors Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

Premium Investments

For the first 14 days following the date of issue, we’ll hold all premiums directed into Account A in the BlackRock Money Market V.I. Subaccount. After the 14 days, we’ll reallocate the account value to the Account A subaccounts you selected. In Pennsylvania, we’ll invest all premiums as of the date of issue in the subaccounts you selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the BlackRock Money Market V.I. Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. We’ll place premiums directed into Account B in the BlackRock Money Market V.I. Subaccount on the date of issue. We’ll place subsequent premiums allocated to Account B in the BlackRock Money Market V.I. Subaccount as of the end of the valuation period in which our Service Center receives them.

Currently, you may allocate your premium among 18 of the available subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Total Return V.I. Subaccount, 58% allocated to the BlackRock High Yield V.I. Subaccount, and 30% allocated to the BlackRock Large Cap Core V.I. Subaccount. However, you may not allocate 33 1/3% to the BlackRock Total Return V.I.

Subaccount and 66 2/3% to the BlackRock High Yield V.I. Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

We calculate an accumulation unit value for each subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a subaccount, units are purchased. For payment of Contract proceeds (i.e., partial withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deduction for the contract maintenance charge, any sales charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.

How Do We Determine The Number of Units?

We determine the number of accumulation units purchased by dividing the dollar value of the premium payment or the amount transferred into the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the premium payment or transfer is made. Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due from a subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the redemption is made. The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units for a Contract will not change as a result of investment experience or the deduction of mortality and expense risk and administration charges. Instead, these charges and investment experience are reflected in the accumulation unit value.

When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the valuation period equivalent of the annual administration and mortality and expense risk charges. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in law that requires us to pay tax on capital gains in the Accounts or for any assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Other Charges”.)

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, and the annuitant is not a contract owner, the owner may designate a new annuitant. If a new annuitant is not designated, the contract owner will become the annuitant unless any owner is not a natural person. If any contract owner is not a natural person, no new annuitant may be named and the death benefit will be paid to the beneficiary.

Transfers

Transfers Within Account A

Before the annuity date, you may transfer all or part of your Account A value among the Account A subaccounts up to six times per contract year without charge. You can make additional transfers among Account A subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you’re transferring from. We reserve the right to change the number of additional transfers permitted each contract year.

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of Account A value. You must transfer at least $100 or the total value of a subaccount, if less. Transfers specified as percentages are also subject to a $100 minimum with allocations in whole numbers. For example, 10% or 30% of $1,000 Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10.5% may not. Also, 20% of $600 ($120) Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10% of $600 ($60) may not.

You may request transfers in writing or by telephone, once we receive proper telephone authorization. Transfer requests may also be made through your Merrill Lynch Financial Advisor, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or
•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Dollar Cost Averaging

What Is It?

The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows you to reallocate money at monthly intervals from the Account A BlackRock Money Market V.I. Subaccount to any of the remaining Account A subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against a loss in a declining market. If you choose to participate in the DCA Program, you should have the financial ability to continue making transfers through periods of fluctuating markets.

You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts

To elect DCA, you need to have a minimum amount of money in the Account A BlackRock Money Market V.I. Subaccount. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA feature. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. We reserve the right to change these minimums. Should the amount in your Account A BlackRock Money Market V.I. Subaccount drop below the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your designated subaccount has dropped below the selected monthly transfer amount.

When Do We Make DCA Transfers?

You select the date for DCA transfers, within certain limitations. After we receive your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. We don’t charge for DCA transfers. These transfers are in addition to the six annual transfers permitted under the Contract.

Transfers From Account A to Account B

Once each contract year, you may transfer from Account A to Account B all or a portion of the greater of an amount equal to any gain in account value and/or any premium not subject to sales charge or 10% of premiums still subject to a sales charge determined as of the date we receive the request (minus any of that premium already withdrawn or transferred). Only one subaccount, the BlackRock Money Market V.I. Subaccount, is available in Account B.

Additionally, periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, are permitted, on a monthly, quarterly, semi-annual or annual basis. You may cancel periodic transfers at any time. Once canceled, they cannot be activated again until the next contract year. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same contract year.

Generally, we will deduct the amount transferred on a pro rata basis from among the Account A subaccounts you specify, based on your proportional interest in each of these subaccounts to the Account A value, unless you request otherwise. However, if you want the amount transferred on a monthly, quarterly, semi-annual or annual basis, it must be deducted on a pro rata basis. There is no charge imposed on the transfer of this amount. No transfers are permitted from Account B to Account A.

Withdrawals and Surrenders

When and How Withdrawals are Made

Withdrawals are subject to tax and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals you request from a tax sheltered annuity Contract comply with applicable tax requirements before we process your request. (See “Tax Information”.)

Lump Sum Withdrawals

We don’t impose a sales charge on the withdrawals in any contract year out of Account A to the extent that they do not exceed the “free withdrawal amount” determined as of the date of withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

(a) =	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b) =	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

Any amount previously withdrawn from Account A during that contract year plus any amount previously transferred from Account A to Account B during that contract year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We will make these withdrawals as if gain is withdrawn first, followed by premium on a first-in, first-out (“FIFO”) basis. The contract value remaining after any withdrawal must be at least $2,000. Withdrawals are subject to tax to the extent of gain and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. (See “Tax Information”.)

Example. Assume that you pay an initial premium of $100,000 and a Contract is issued on November 1, 2008. Assume that you allocate all premiums to Account A and that your contract value equals $105,000 on April 1, 2009 due to positive investment performance. On that date, you withdraw $20,000.

The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of total premiums paid into Account A that are subject to a contingent deferred sales charge, less any prior withdrawals from Account A or transfers from Account A to Account B during that contract year ((10% of $100,000) — $0 = $10,000), and (b) gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge ($105,000 — $100,000 + $0 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.

Unless you direct us otherwise, withdrawals will be taken from subaccounts in the same proportion as the subaccounts of the Account from which the withdrawal is made bear to your Account A value. You may make a withdrawal request in writing at our Service Center or once we’ve received proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your bank account or other financial institution or sent to the address of record. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Withdrawals will reduce your Contract value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

We don’t impose sales charges on any withdrawals from Account B. In addition, where permitted by state regulation we don’t impose a sales charge on withdrawals from Account A on a Contract purchased by our employees or employees of our affiliates or purchased by the employee’s spouse or dependents.

Systematic Withdrawals from Account A

You may make systematic withdrawals from Account A on a monthly, quarterly, semi-annual, or annual basis. We currently limit the total amount of these withdrawals in any contract year to the “systematic free withdrawal amount” which is an amount no greater than 10% of the total premiums paid into Account A that are subject to a contingent deferred sales charge, plus 100% of total premiums paid into Account A that are no longer subject to a contingent deferred sales charge, less any prior amount withdrawn from Account A during that contract year, less any prior amount transferred from Account A to Account B during that contract year. No sales charges apply to systematic withdrawals of the “systematic free withdrawal amount.”

We reserve the right to change the limitation on the total amount available through systematic withdrawals in a contract year at any time. However, you will always be permitted to make systematic withdrawals in a contract year of an amount at least equal to 10% of the total premiums paid into Account A, less any prior amounts withdrawn from Account A during that contract year, less any prior amount transferred from Account A to Account B during that contract year.

Systematic withdrawals allow you to access your “systematic free withdrawal amount” and are in addition to the one lump sum transfer to Account B allowed each contract year to access that amount.

The systematic withdrawal program will end if the systematic withdrawals, when added to lump sum withdrawals from Account A and lump sum transfers to Account B in the same contract year, exceed the “systematic free withdrawal amount” as described above.

You can stop systematic withdrawals at any time upon notice to us. Once withdrawals are stopped, you cannot begin them again before the next contract year. Amounts available for withdrawal cannot be carried over to subsequent contract years. You have from the contract anniversary to the first payment date to change the payment date or frequency of the systematic withdrawals. You may change the payment amount and destination at any time.

Automatic Withdrawals from Account B

You may make automatic withdrawals from Account B on a monthly, quarterly, semi-annual, or annual basis. You may activate or cancel the automatic withdrawal program once each contract year. Once canceled, you can’t activate the program again until the next contract year. Please refer to the “Transfers from Account A to Account B” section to determine the amount available for automatic withdrawals from Account B. You may increase or decrease withdrawals at any time by contacting our Service Center.

Considerations When Taking a Withdrawal from Your Contract

As stated previously, you can access cash from your annuity by initiating a lump sum withdrawal, participating in the systematic withdrawal program from Account A, or by participating in the automatic withdrawal program from Account B. You may utilize various combinations of these withdrawals. You should consider the impact that each type of withdrawal may have on your GMDB, contract value, and your ability to make future withdrawals. Please note that:

•

You are permitted to participate in both the systematic withdrawal program from Account A and the automatic withdrawal program from Account B at the same time. However, there is a limited window during which you may activate the automatic withdrawals from Account B without terminating the systematic withdrawal program from Account A. Specifically, activation of the automatic withdrawal program from Account B must occur after the last systematic withdrawal payment from Account A in the current contract year and before the next contract anniversary. If you activate the automatic withdrawal program from Account B outside this time frame, we will automatically terminate your systematic withdrawal program from Account A.

•

If you take a lump sum withdrawal prior to activating the systematic withdrawal program from Account A, the “systematic free withdrawal amount” for that contract year will be reduced dollar-for-dollar.

•

You may take lump sum withdrawals while participating in the systematic withdrawal program from Account A. However, a lump sum withdrawal from Account A may cause the systematic withdrawal program from Account A to terminate early.

•

If you take a lump sum withdrawal while participating in the systematic withdrawal program from Account A or the automatic withdrawal program from Account B, the withdrawal will reduce the amount in each subaccount on a pro-rata basis. You should note that pro-rata withdrawals that do not exclude Account B may cause early termination of your systematic withdrawal program from Account A or your automatic withdrawal program from Account B.

Minimum Amounts

The minimum amount that may be withdrawn is $100. At least $2,000 must remain in the Contract after you make a withdrawal. We reserve the right to change these minimums.

Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal. Any request to surrender the Contract must be in writing. The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center. We will pay you an amount equal to the contract value as of the end of the valuation period when we process the surrender, minus any applicable sales charge, minus any applicable contract maintenance charge, minus any applicable GMIB fee, and minus any applicable charge for premium taxes or the Estate Enhancer benefit. (See “Charges and Deductions”.) Surrenders are subject to tax and, prior to age 59 1/2, may also be subject to a 10% Federal penalty tax. Surrenders of tax sheltered annuities before age 59 1/2, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another tax sheltered annuity arrangement. (See “Tax Information”.)

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;
•	Certain surrenders on or within 15 days of an address change;
•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file;
•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. This includes many:

•	National and state banks
•	Savings banks and savings and loan associations;
•	Securities brokers and dealers; and
•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

(a)	the New York Stock Exchange is closed;
(b)	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;
(c)	the Securities and Exchange Commission declares that an emergency exists making it difficult to dispose of securities held in the Accounts or to determine their value;
(d)	the Securities and Exchange Commission by order so permits for the protection of security holders; or
(e)	payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the BlackRock Money Market V.I. Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the BlackRock Money Market V.I. Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Contract Changes

Requests to change the owner, beneficiary, annuitant, or annuity date of a Contract (if permitted) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status. Such changes may have tax consequences. (See “Tax Information”. See also “Ownership of the Contract”.)

Death Benefit

General

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit if a contract owner dies before the annuity date. If you are under age 80 when the Contract is issued, the death benefit is the Maximum Anniversary Value death benefit. If you are under age 76, you may also elect the Estate Enhancer benefit, which provides a benefit at the death of an owner that may be used to defray some or all of the expenses attributable to death benefit proceeds under the Contract. The death benefit for contract owners with issue ages of 80 and over is the greater of: (i) premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B (as such terms are defined below) plus the value of Account B or (ii) the contract value on the date we receive due proof of death. Death benefit proceeds are not payable on the death of an annuitant unless you are a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.)

Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if an owner dies (or the annuitant if there is a non-natural owner) before the annuity date, Federal tax law generally requires us to distribute the entire contract value within five years of the date of death. Special rules may apply to a surviving spouse. (See “Tax Information”.)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. For multiple beneficiaries, generally we will not pay any beneficiary his or her share of the death benefit until we receive proof of death from all beneficiaries. Such beneficiaries continue to bear the investment risk that contract value will increase or decrease until such time as they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. (See Other Information – “Abandoned or Unclaimed Property”.)

If the age of an owner (or annuitant, if any owner is a non-natural person) is misstated any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary, you may change the beneficiary at any time before the annuity date.

Death benefit proceeds are not payable on the death of an annuitant unless any owner is a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.) Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if the owner (or the annuitant if the owner is a non-natural person) dies before the annuity date, Federal tax law generally requires us to distribute the entire contract value within five years of the owner’s (or the annuitant’s as applicable) date of death. Special rules may apply to a surviving spouse. (See “Tax Information”.)

Generally, death benefit proceeds are taxable to the extent of gain. (See “Tax Information “).

Calculation of the Maximum Anniversary Value Death Benefit

This death benefit option is not available if the issue age of the oldest owner is age 80 or over.

(a)	We determine the premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B.

(b)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

(i)	we calculate an anniversary value for each contract anniversary through the earlier of your (or the older owner’s, if the Contract has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the Contract has co-owners or the annuitant’s, if the owner is a non-natural person) date of death. An anniversary value is equal to the value of Account A on a contract anniversary, plus premiums allocated to Account A since that contract anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value.
(c)	We compare the results in (a) and (b), and pick the higher value. This amount is referred to as the Guaranteed Minimum Death Benefit (“GMDB”).
(d)	We compare the GMDB plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal.

We will calculate the Maximum Anniversary Value based on your issue age (or the issue age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the contract date. Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the contract anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that contract anniversary.

The payment of the death benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Maximum Anniversary Value Death Benefit, see Appendix F.

EXISTING CONTRACT OWNERS PLEASE NOTE: If your Contract was originally issued with the Maximum Anniversary Value death benefit, see the description below. Otherwise, the death benefit applicable to your Contract may vary from the descriptions in the text below. We previously also offered the 5% Rising Floor with 7th Anniversary Step-Up death benefit under Contract Forms ML-VA-001 and ML-VA-002.

Regardless of whether your Contract was issued on Contract Form ML-VA-001 or ML-VA-002, if you elected to change from the 5% Rising Floor with 7th Anniversary Step-Up death benefit to the Maximum Anniversary Value death benefit, see Appendix B for a description of the death benefit that applies to your Contract.

If your Contract was issued on Contract Form ML-VA-002 (which is currently in use in all states) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix C for a description of the death benefit that applies to your Contract.

If your Contract was issued on Contract Form ML-VA-001 (which was in use before Contract Form ML-VA-002 became available in your state) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix D for a description of the death benefit that applies to your Contract.

If your Contract was issued in Washington before December 7, 2001, see Appendix E for a description of the 5% Rising Floor death benefit that applies to your Contract.

If you would like assistance in determining which death benefit applies to you, please consult your Contract or contact the Service Center at (800) 535-5549.

Estate Enhancer Benefit

The Estate Enhancer benefit provides coverage in addition to that provided by your death benefit. The Estate Enhancer benefit is designed to help offset expenses, including income taxes, attributable to payment of the death benefit. The Estate Enhancer benefit, like the death benefit payable under the Contract, is subject to Federal income taxes. You cannot elect the Estate Enhancer benefit if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 76 or older on the effective date. If the benefit is being elected at issue, the effective date is the date of issue. Currently, the Estate Enhancer benefit cannot be elected on qualified Contracts. Estate Enhancer availability is subject to our approval if “Estate Enhancer premiums” on all contracts issued by us with the same owner(s) exceed $2,200,000. “Estate Enhancer premiums” means initial premium plus subsequent premium payments if the effective date is the date of issue, and the contract value on the effective date plus subsequent premium payments if the effective date is other than the date of issue. Once you elect the Estate Enhancer benefit, you cannot cancel it (except in North Dakota). The Estate Enhancer benefit, however, will terminate if you annuitize or surrender the Contract, or if the Contract otherwise terminates. The amount of Estate Enhancer benefit depends upon the amount of gain in your Contract. Because withdrawals and poor investment performance of the Funds will reduce the amount of gain in your Contract, they will reduce the value of the Estate Enhancer benefit. It is possible that the Estate Enhancer benefit may not have any value.

The percentage used to determine the benefit depends on your age (or the age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the date of issue (effective date of benefit). If you are age 69 or under on the effective date, your benefit is equal to 45% of the Estate Enhancer gain, but in no event will it exceed 45% of net premiums (excluding any subsequent premiums paid within one year prior to the death of any owner, or the annuitant, if the owner is a non-natural person and any premiums paid between the date of death and the date we receive notification of death). Estate Enhancer gain is the contract value on the date we calculate the death benefit minus net premiums since the effective date. Net premiums equal the premiums paid since the effective date less the portion of each withdrawal considered to be premium. Withdrawals reduce Estate Enhancer gain first and only withdrawals in excess of Estate Enhancer gain reduce net premiums. If you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 70 or over on the date of issue, the percentages are reduced from 45% to 30% in the calculation above.

As described under “Spousal Continuation”, if a surviving spouse, if eligible, continues the Contract, the contract value will be increased to the amount that would have been paid as a death benefit, including any Estate Enhancer benefit. If the surviving spouse is younger than attained age 76 on the date he or she elects to continue the Contract, the Estate Enhancer benefit will also be continued. We will use the date the surviving spouse elects to continue the Contract as the effective date, and the percentages used in the calculations above will be based on the surviving spouse’s attained age on the effective date. Estate Enhancer gain and net premiums are calculated from the new effective date and the contract value on the effective date is considered a premium for purpose of these calculations. If the surviving spouse is attained age 76 or older on the date he or she elects to continue the Contract, the Estate Enhancer benefit will terminate.

You may change the owner of the Contract to your spouse without terminating the Estate Enhancer benefit provided that your spouse was younger than attained age 76 on the effective date. After such a change in owner, the amount of the Estate Enhancer benefit will be based on the attained age of your spouse, if older. We reserve the right to terminate the Estate Enhancer benefit if there is any other change of owner. If we do not terminate the Estate Enhancer benefit for a non-spousal ownership change, the continuation of the benefit will be subject to the parameters described in this paragraph.

The payment of the Estate Enhancer benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Estate Enhancer benefit, see Appendix G.

Spousal Continuation

If your beneficiary is your surviving spouse (as defined under Federal law), your spouse, if eligible, may elect to continue the Contract (except under tax sheltered annuities). If the Contract has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless your spouse is ineligible for continuation under the terms of the Rider. Your spouse becomes the contract owner and the beneficiary until your spouse names a new beneficiary. We will compare the contract value to the death benefit which would have been paid to the surviving spouse. If the death benefit which would have been paid to the surviving spouse is greater than the contract value as of the date we would have determined the death benefit, we will increase the contract value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. The increase will be applied to each subaccount then available for allocations of premiums and transfers of contract value based on the ratio of your contract value in each subaccount to your contract value prior to the increase.

If the sole primary beneficiary of the Contract is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the Contract for purposes of applying the spousal continuation provisions of the Contract.

If the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the Contract will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the Contract for purposes of applying the spousal continuation provision of the Contract.

The right of an eligible spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the Contract, the annuity date for nonqualified Contracts is the older annuitant’s 90th birthday. However, you may specify an earlier annuity date. You may change the annuity date at any time before the annuity date. Generally the annuity date for IRA Contracts or tax sheltered annuity Contracts is when the owner/annuitant reaches age 70 1/2. However, we will not require IRA and tax sheltered annuities to annuitize at age 70 1/2 if distributions from the Contract are not necessary to meet Federal minimum distribution requirements. For all Contracts, the annuity date must be at least twelve months after the Contract date.

For Contracts issued on Contract Form ML-VA-001 that do not qualify for tax deferral (such as corporate-owned or non-grantor trust owned Contracts), the annuitant must be less than 85 years old and the annuity date may not be later than the annuitant’s 85th birthday. You should consult your tax advisor if the Contract will be owned by a non-natural person.

Contract owners may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. Although we currently do not permit partial annuitization, i.e. you may not apply a portion of your contract value to an annuity option while keeping the remainder of your contract in force, we reserve the right to permit it in the future. We reserve the right to limit annuity options available to owners of qualified contracts to comply with the Internal Revenue Code or regulations under it. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules for qualified contracts. Consult a tax advisor before electing one of these options.

We calculate your annuity payments as of the annuity date, not the date when the annuitization request forms are received at the Service Center. Until the annuity date, your contract value will fluctuate in accordance with the performance of the investment options you have selected. We determine the dollar amount of annuity payments by applying your contract value on the annuity date, less any applicable Estate Enhancer benefit charge and any applicable premium tax, to our then current annuity purchase rate. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant’s age and sex at the time payments begin. The rates will never be less than those shown in the Contract.

If the contract value on the annuity date after the deduction of any applicable premium taxes is less than $5,000, we may cash out your Contract in a lump sum. If any annuity payment would be less than $20 (or a different minimum amount, if required by state law), we may change the frequency of payments so that all payments will be at least $20 (or the minimum amount required by state law). Unless you tell us differently, we’ll make annuity payments directly to your Merrill Lynch brokerage account.

Misstatement of Age or Sex

We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the Contract are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the Contract. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law of your state.

Gender-Based Annuity Purchase Rates

Generally, the Contract provides for gender-based annuity purchase rates when life annuity options are chosen. However, in Montana, which has adopted regulations prohibiting gender-based rates, blended unisex annuity purchase rates will be applied to both male and female annuitants.

Employers and employee organizations considering purchase of the Contract should consult with their legal advisor to determine whether purchasing a Contract containing gender-based annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such contract owners Contracts containing unisex annuity purchase rates. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Evidence of Survival

We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

Annuity Options

We currently provide the following fixed annuity payment options. After the annuity date, your Contract does not participate in the performance of the Accounts. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the annuity option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Under certain circumstances, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

How We Determine Present Value of Future

Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount

We will make equal payments in an amount you choose until the sum of all payments equals the contract value applied, increased for interest credited. The amount you choose must provide at least five years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period

We will make equal payments for a period you select of at least five years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Life Annuity

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 years

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years as you selected. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity With Guaranteed Return of Contract Value

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the contract value applied. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Joint and Survivor Life Annuity

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant and the designated second person die before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity

This annuity option is available only to IRA contract owners. Payments will be made annually based on either (a) the life expectancy of the owner/annuitant; (b) the joint life expectancy of the owner/annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the owner/annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. If the measuring life or lives dies before the remaining value has been distributed, we will pay that value to you in a lump sum.

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Guaranteed Minimum Income Benefit

General

The GMIB is a feature that offers you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under the terms and conditions of the GMIB Rider. If you elect the GMIB Rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or transfers from Account A or additional premiums or transfers into Account A, regardless of fluctuating market conditions. You must annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If you do not annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.

This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

There is a waiting period of 10 years that must elapse before you can exercise the GMIB. Because of this restriction, you should not purchase the GMIB Rider if you are over age 60 at issue and may need to annuitize the Contract at age 70 1/2 to meet Required Minimum Distributions for IRAs.

If you decide that you want the protection offered by the GMIB Rider, you must elect it at issue. The effective date of the GMIB Rider is the date of issue of the Contract. You cannot elect the GMIB Rider if the annuitant or co-annuitant is older than age 75 on the date of issue of the Contract. You may not cancel the GMIB Rider once elected. The GMIB Rider will terminate upon full surrender, annuitization, death, or transfer of all your Account A value to Account B. The GMIB Rider will also terminate if the annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than age 75.

We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity contracts with a GMIB Rider having the same oldest annuitant or co-annuitant to exceed $2,000,000.

This feature is not available in Minnesota. Check with your Financial Advisor regarding availability.

How We Determine the Amount of Your Minimum Guaranteed Income

If you elect the GMIB Rider, we base the amount of minimum income available to you upon the value of (iii) plus the greater of (i) and (ii) where:

(i)	equals the GMIB Benefit Base (less premium taxes applicable to Account A) applied to the Annuity Option Payout Rates for the GMIB Rider for the annuity option you select (“GMIB annuity purchase rates”);
(ii)	equals your Account A value (less premium taxes and charges applicable to Account A) applied to then-current annuity purchase rates for the annuity option you select; and
(iii)	equals any Account B value (less premium taxes and charges applicable to Account B) applied to then-current annuity purchase rates for the annuity option you select.

The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a contract value, cash value, minimum death benefit, or a minimum return for any subaccount. Because the GMIB annuity purchase rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying your contract value (less applicable premium taxes and charges) on your annuity date to then-current annuity purchase rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB Rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your contract value (less applicable premium taxes and charges) on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity purchase rates depend on the sex (when permissible) and ages of the annuitant and any co-annuitant.

Your GMIB Benefit Base increases if you allocate subsequent premiums to Account A and decreases if you withdraw money from Account A or transfer money to Account B. The GMIB Benefit Base is equal to the greater of the:

    —  GMIB Maximum Anniversary Value for Account A; and

    —  GMIB Premiums Compounded at 5% for Account A.

GMIB Maximum Anniversary Value for Account A. To determine the GMIB Maximum Anniversary Value for Account A, we will calculate an anniversary value for your Account A value on the date of issue of the Contract and for each contract anniversary through the earlier of the contract anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant and the date you exercise the GMIB. An anniversary value is equal to your Account A value on the date of issue of the Contract and on each contract anniversary, increased by premiums allocated to Account A and decreased by “adjusted” transfers to Account B and “adjusted” withdrawals from Account A since the date of issue of the Contract or that anniversary. The GMIB Maximum Anniversary Value for Account A is equal to the greatest of these anniversary values.

Each “adjusted” transfer and “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by the GMIB Maximum Anniversary Value for Account A divided by your Account A value, both of which are determined immediately prior to the transfer or withdrawal.

GMIB Premiums Compounded at 5% for Account A. GMIB Premiums Compounded at 5% for Account A equals (i) minus (ii) where:

(i)	equals all premiums allocated to Account A with interest compounded daily from the date received; and
(ii)	equals all “adjusted” transfers to Account B and “adjusted” withdrawals from Account A with interest compounded daily from the date of each transfer or withdrawal.

Interest in (i) and (ii) above accrues at the annual rate of 5% until the earlier of the contract anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant or the date you exercise the GMIB.

Each “adjusted” transfer or “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by an adjustment factor. To determine the adjustment factor, we calculate the total of all transfers to Variable Account B and withdrawals from Variable Account A during the Contract Year, including any currently requested transfer or withdrawal. If the total of all such transfers and withdrawals since the previous Contract Anniversary is less than or equal to the Benefit Base Rate times the Premium Benefit Base as of the previous Contract Anniversary, the adjustment factor is equal to 1.0 divided by 1 plus the Benefit Base Rate raised to a fraction. The fraction is equal to the number of days remaining in the Contract Year, excluding leap days, divided by 365.

Any transfer or withdrawal that causes the total of all transfers to Account B and withdrawals from Account A during the contract year (including any currently requested transfer or withdrawal) to exceed 5% of the GMIB Premiums Compounded at 5% for Account A at the beginning of that contract year will be “adjusted” to reduce the GMIB Premiums Compounded at 5% for Account A proportionally. The adjustment is determined by multiplying the transfer or withdrawal by the ratio of the GMIB Premiums Compounded at 5% for Account A to the Account A value, where both values are calculated immediately prior to the transfer or withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% for Account A to be reduced by more than the amount of the transfer or withdrawal.

Electing to Receive Income Payments

You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins at the contract anniversary on or following the 85th birthday of the oldest annuitant or co-annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB Rider if the older of the annuitant or co-annuitant is older than age 75 on the date of issue of the Contract. If you annuitize your Contract at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for qualified contracts), the GMIB is not available. For example, you cannot exercise the Rider if you annuitize your Contract twelve and one-half years after you purchase the Contract or seven years after you purchase the Contract.

You are not required to use the GMIB Rider to receive annuity payments. However, we will not refund fees paid for the GMIB Rider if you annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.”

The annuity options available when using the GMIB to receive your fixed income are limited to the following:

    —  Life Annuity

    —  Joint and Survivor Life Annuity

    —  Life Annuity with Payments Guaranteed for 10 Years

    —  Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the co-annuitant for purposes of the GMIB Rider.

Change of Annuitant

If an annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new annuitant’s or co-annuitant’s age on the date of issue of the Contract was older than the current age of the oldest annuitant or co-annuitant, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or co-annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of annuitant or co-annuitant, the GMIB Rider will terminate.

If an annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than the previous oldest annuitant or co-annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of annuitant or co-annuitant, we will use the new annuitant’s or co-annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of annuitant.

GMIB Fee

We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. (See “Guaranteed Minimum Income Benefit Fee”.)

Termination of the GMIB Rider

The GMIB Rider will terminate on the earliest of: (1) the 31st day following the contract anniversary on or following age 85 of the oldest annuitant or co-annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the Contract due to full surrender, annuitization, or death; (4) transfer of all your Account A value to Account B; or (5) a change of annuitant or co-annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if your beneficiary is your surviving spouse and elects to continue the Contract as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.

The payment of the GMIB is subject to our financial strength and claims-paying ability.

TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the contract. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity contract until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the contract during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of contract -qualified or nonqualified.

If you purchase the contract as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your contract is referred to as a qualified contract. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions you can make to a qualified contract. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a contract’s provisions, the plan’s provisions will control.

If you purchase the contract other than as part of any arrangement described in the preceding paragraph, the contract is referred to as a nonqualified contract.

You will generally not be taxed on increases in the value of your contract, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the contract. You may also be subject to current taxation if you make a gift of the contract without valuable consideration. All amounts received from the contract that are includible in income are taxed at ordinary income rates; no amounts received from the contract are taxable at the lower rates applicable to capital gains.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the contract. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

The Internal Revenue Service (“IRS”) has not reviewed the contract for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the contract, if any, comport with IRA qualification requirements.

The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or contract.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of the Contract

Diversification Requirements. In order for a nonqualified variable contract which is based on a segregated asset account to qualify as an annuity contract under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The contract owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable contract would not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a contract vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the annuity starting date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the contract must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of the contract, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

In certain instances a designated beneficiary may be permitted to elect a “stretch” withdrawal option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” withdrawal option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the contracts satisfy all such Code requirements. The provisions contained in the contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Annuities

The following discussion assumes the contract qualifies as an annuity contract for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a contract until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of the contract without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the contract value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the contract that is not a natural person should discuss these rules with a competent tax adviser. A contract owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your contract.

Different Individual Owner and Annuitant

If the owner and annuitant on the contract are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the contract if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your contract to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your contract and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your contract maintains its status as an annuity contract for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified contracts, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments-by dividing the “investment in the contract” on the annuity starting date by the total expected return under the contract (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments-by dividing the “investment in the contract” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the contract” is generally equal to the premiums you pay for the contract, reduced by any amounts you have previously received from the contract that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals

When you surrender your contract, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract.” The “investment in the contract” is generally equal to the premiums you pay for the contract, reduced by any amounts you have previously received from the contract that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the contract value over the “investment in the contract.” Distributions made under the systematic withdrawal program are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of the contract without valuable consideration. All taxable amounts received under a contract are subject to tax at ordinary rather than capital gain tax rates.

The Code also provides that amounts received from the contract that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For contracts with a guaranteed minimum withdrawal benefit (GMWB) or guaranteed minimum income benefit (GMIB) the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. It is possible that the GMWB base and the GMIB base could be taken into account to determine the contract value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under the GMWB is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your contract, and (2) the amount of income attributable to the GMWB payments could be affected. In view of this uncertainty, you should consult a tax adviser with any questions. The tax rules for qualified contracts may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit.

Aggregation

All nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner (contract holder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple contracts from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your contracts.

Tax-Free Exchanges

We may issue the contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your contract value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the contract (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the contract could be includible in your income and subject to a 10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity contracts as being potentially subject to this tax. While distributions from qualified contracts are not subject to the tax, such distributions may be includible in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified contract could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

Same Sex Relationships

Section 3 of the Federal Defense of Marriage Act was recently ruled unconstitutional by the U.S. Supreme Court. The Internal Revenue Service adopted a rule in response thereto recognizing the marriage of same sex individuals validly entered into in a jurisdiction that authorizes same sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The Internal Revenue Service also ruled that the term “spouse” does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a marriage under the laws of that jurisdiction. The Company intends to administer the policy consistent with these rulings until further guidance is provided. Therefore, exercise of the spousal continuation provisions of this policy or any riders by persons who do not meet the definition of “spouse” under federal law – e.g., domestic and civil union partners—may have adverse tax consequences.

Please note the jurisdiction where you are domiciled may not recognize same sex marriage which may limit your ability to take advantage of certain benefits provided to spouses under the Contract. There are several unanswered questions regarding the scope and impact of the Supreme Court’s decision and the subsequent guidance provided by the Internal Revenue Service. Please consult a tax adviser for more information on this subject.

Taxation of Surrenders and Partial Withdrawals-Qualified Contracts

In the case of a withdrawal under a qualified contract (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the contract will be treated as zero.

The IRS has not reviewed this contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the contract comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified contracts discussed above. You may also be required to begin taking minimum distributions from the contract by a certain date. The terms of the plan may limit the rights otherwise available to you under the contract.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Estate Enhancer Benenfit

Amounts, including any Estate Enhancer benefit, may be paid from a Contract because an owner or annuitant (if owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Because the Estate Enhancer benefit is treated as a death benefit, we believe that for Federal tax purposes, the Estate Enhancer benefit should be treated as an integral part of the Contract’s benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Estate Enhancer benefit should not be treated as a distribution received by the Contract owner. However, it is possible that the IRS may take a position that some or all of the charge for the Estate Enhancer benefit should be deemed a taxable distribution to you. Although we do not believe that the fees associated with the Estate Enhancer benefit should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting this optional benefit under the Contract. The Estate Enhancer is not available with an IRA or Roth IRA.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a contract and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable partial withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the contract.

Withholding

The portion of any distribution under a contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified contracts taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover. The withholding rates applicable to the taxable portion of periodic payments are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The IRS announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Contracts Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity contract purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the contract.

Qualified Contracts

The qualified contract is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the contracts or our contract administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the contracts comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a contract must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the contract as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the contract value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Contracts intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. This Contract is also available for purchase through an established IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs. A Contract is available for purchase by an individual who has separately established a Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase contracts for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the contract value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1/2. For contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the contract in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Qualified Plan Distributions

For qualified plans under 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the contract that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the contract with the various types of retirement plans. Purchasers of contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

The Code generally requires that interest in a qualified contract be non-forfeitable. If your contract contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified contract.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

We have the right to modify the contract to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

OTHER INFORMATION

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your account value held in the Separate Account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your account value in the subaccounts is part of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the Contract that exceed your account value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and Account Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our contract owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamericaannuities.com/MerrillLynch.aspx.

Notices and Elections

To be effective, all notices, choices, and changes you make under the Contract must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. We reserve the right to reject electronic transactions that do not meet our requirements.

If we have received proper telephone authorization, you may make the following choices via telephone:

1.	Transfers
2.	Premium allocation
3.	Withdrawals, other than full surrenders
4.	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Certain Offers

From time to time, the Company has (and may again) offered some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of Contract owners based on certain criteria such as contract value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your Contract, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance contracts, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying fund also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified contracts directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or transfer or otherwise).

You may ask us to reinstate your contract after such an exchange, transfer, full or partial withdrawal and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity contract is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Voting Rights

We own all Fund shares held in the Accounts. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;
(2)	ratification of a Fund’s independent accountant;
(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;
(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and
(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each Fund, the value of each accumulation unit, and the contract value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.

We pay commissions to the Merrill Lynch Life Agencies for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Contracts, and the Distributor pays the Financial Advisors a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Contracts. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisors in a specific geographic region and whose compensation is based on sales in that region. Sales of the Contracts will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of contract value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of contract value. The maximum commission payable to Financial Advisors for Contract sales is 2.25% of each premium and up to 0.50% of contract value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of contract value not subject to a sales charge. Reduced compensation may be paid on Contracts purchased by any of our or our affiliates’ employees or their spouses or dependents.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the Contracts may help Financial Advisors, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Accounts. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The Arkansas Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance contracts) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Contract and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Experts

The financial statements of Transamerica Advisors Life Insurance Company as of December 31, 2014 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and the financial statements of the Separate Accounts A & B as of December 31, 2014, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Both financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of PricewaterhouseCoopers LLP, is One North Wacker Drive, Chicago, IL 60606.

The statement of operations and change in net assets of the Separate Accounts A and B at December 31, 2013 and for the periods December 31, 2013 and before disclosed in the financial statements, and the GAAP basis balance sheet of Transamerica Advisors Life Insurance Company at December 31, 2013 and the related GAAP basis statements of income, comprehensive income, changes in stockholder’s equity and cash flows for each of the two years in the period then ended, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports therein. Both financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and are included in reliance upon such reports and given upon the authority of such firm as experts in accounting and auditing.

Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

Cyber Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service provides may adversely affect us and your contract value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches.

For a complete description regarding the Company’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com /individual/terms-of-use.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

ACCUMULATION UNIT VALUES

(Condensed Financial Information)

		Beginning AUV	Ending AUV	# Units
Invesco V.I. American Franchise Fund – Series I Shares Sub-Account inception April 27, 2012	2014 2013 2012	$13.357224 $9.66 $10.00	$14.290281 $13.357224 $9.66	1,400,692,.372 1,586,642.150 1,787,855.2
Invesco V.I. Core Equity Fund – Series I Shares Sub-Account inception May 1, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$15.761794 $12.36 $11.00 $11.16 $10.32 $8.15 $11.83 $11.09 $10.24	$16.817191 $15.761794 $12.36 $11.00 $11.16 $10.32 $8.15 $11.83 $11.09	3,288,331.597 3,543,759.223 3,945,168.9 4,301,442.2 4,863,913.1 5,548,329.0 6,366404.3 7,650,152.5 9,365,385.9
AB Global Thematic Growth Portfolio – Class A(1) Sub-Account inception May 1, 2001	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$8.530839 $7.02 $6.26 $8.27 $7.05 $4.65 $8.96 $7.56 $7.05 $6.88 $6.61 $4.65 $8.09 $10.00	$8.842311 $8.530839 $7.02 $6.26 $8.27 $7.05 $4.65 $8.96 $7.56 $7.05 $6.88 $6.61 $4.65 $8.09	670,936.162 651,913.219 698,250.2 787,464.2 1,032,284.2 902,076.7 449,553.6 600,929.7 519,722.8 565,785.8 792,831.6 828,028.4 411,448.1 3,408,114.3
AB Large Cap Growth Portfolio – Class A(2) Sub-Account inception December 18, 1996	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$24.794156 $18.30 $15.93 $16.66 $15.33 $11.30 $18.98 $16.89 $17.20 $15.14 $14.13 $11.58 $16.92 $20.72 $25.17 $19.28	$27.921164 $24.794156 $18.30 $15.93 $16.66 $15.33 $11.30 $18.98 $16.89 $17.20 $15.14 $14.13 $11.58 $16.92 $20.72 $25.17	2,899,320.204 3,317,009.403 3,778,815.1 4,282,597.8 4,866,442.5 5,486,665.0 6,433,602.6 7,661,423.6 9,513,447.5 12,113,592.7 15,304,302.7 27,284,337.0 31,618,066.4 39,464,410.9 43,927,124.9 42,583,927.7
American Century VP International Fund – Class I Sub-Account inception May 1, 2001	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$14.318349 $11.86 $9.92 $11.43 $10.22 $7.75 $14.23 $12.22 $9.91 $8.87 $7.82 $6.37 $8.10 $10.00	$13.348406 $14.318349 $11.86 $9.92 $11.43 $10.22 $7.75 $14.23 $12.22 $9.91 $8.87 $7.82 $6.37 $8.10	2,533,333.111 2,796,328.139 3,045,049.0 3,416,457.1 3,909,759.4 4,415,605.4 5,858,080.3 5,717,230.0 5,101,444.9 5,604,296.2 6,558,283.5 5,389,464.6 5,041,841.7 4,233,366.1

		Beginning AUV	Ending AUV	# Units
American Century VP Ultra® Fund – Class I Sub-Account inception May 1, 2004	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$16.290067 $12.05 $10.72 $10.75 $9.38 $7.07 $12.25 $10.26 $10.75 $10.67 $10.00	$17.677984 $16.290067 $12.05 $10.72 $10.75 $9.38 $7.07 $12.25 $10.26 $10.75 $10.67	297,021.465 361,957.936 410,385.5 384,034.7 426,766.5 482,761.7 6,278,274.7 896,244.7 1,044,978.4 1,251,178.2 154,232.3
BlackRock Managed Volatility V.I. – Class I Sub-Account inception February 21, 1992	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$25.652631 $23.09 $21.30 $20.79 $19.37 $16.65 $23.64 $22.76 $20.03 $19.50 $18.19 $15.16 $17.81 $19.49 $20.09 $18.73	$25.885452 $25.652631 $23.09 $21.30 $20.79 $19.37 $16.65 $23.64 $22.76 $20.03 $19.50 $18.19 $15.16 $17.81 $19.49 $20.09	662,397.718 760,915.397 932,894.4 1,053,099.6 1,200,739.7 1,373,382.3 1,644,847.8 2,030,408.1 2,496,799.6 3,099,623.5 3,675,588.7 4,388,624.1 5,238,232.4 6,379,947.1 5,917,008.4 7,254,197.1
BlackRock Basic Value V.I. Fund – Class I Sub-Account inception July 1, 1993	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$53.983859 $39.63 $35.22 $36.59 $32.88 $25.41 $40.73 $40.55 $33.73 $33.21 $30.31 $23.06 $28.42 $27.63 $24.86 $20.81	$58.548046 $53.983859 $39.63 $35.22 $36.59 $32.88 $25.41 $40.73 $40.55 $33.73 $33.21 $30.31 $23.06 $28.42 $27.63 $24.86	3,557,665.282 4,075,742.251 4,574,490.0 5,207,628.3 6,028,904.6 6,867,560.5 8,125,218.2 11,533,297.5 14,550,785.4 19,289,925.3 24,871,043.0 28,354,204.0 30,717,375.1 32,950,655.6 32,033,529.3 32,438,211.6
BlackRock Capital Appreciation V.I. Fund – Class I Sub-Account inception May 1, 2001	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$13.712908 $10.39 $9.25 $10.29 $8.72 $6.50 $10.77 $9.17 $8.89 $8.38 $7.96 $6.30 $8.81 $10.00	$14.716454 $13.712908 $10.39 $9.25 $10.29 $8.72 $6.50 $10.77 $9.17 $8.89 $8.38 $7.96 $6.30 $8.81	6,046,091.900 7,032,866.529 8,075,150.6 9,052,463.2 11,656,587.3 13,448,854.5 4,707,213.2 5,281,231.4 6,401,247.1 12,768,261.5 15,080,640.0 15,516,973.2 13,264,514.6 8,002,014.8

		Beginning AUV	Ending AUV	# Units
BlackRock Global Allocation V.I. Fund – Class I Sub-Account inception February 21, 1992	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$38.913743 $34.37 $31.59 $33.18 $30.55 $25.55 $32.14 $27.84 $24.22 $22.21 $19.68 $14.81 $16.34 $18.18 $20.38 $17.02	$39.201748 $38.913743 $34.37 $31.59 $33.18 $30.55 $25.55 $32.14 $27.84 $24.22 $22.21 $19.68 $14.81 $16.34 $18.18 $20.38	10,393,126.599 11,608,448.754 12,598,847.7 14,028,628.7 14,974,120.4 16,123,698.6 17,270,375.4 18,516,661.2 21,428,531.4 24,108,337.9 24,110,581.6 22,469,238.8 20,901,685.5 22,994,595.1 26,893,300.8 31,675,601.7
BlackRock Global Opportunities V.I. Fund – Class I Sub-Account inception June 5, 1998	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$18.076958 $14.12 $12.49 $14.44 $13.16 $9.83 $18.44 $13.65 $11.34 $9.99 $8.79 $6.67 $9.35 $12.32 $14.69 $10.74	$17.093891 $18.076958 $14.12 $12.49 $14.44 $13.16 $9.83 $18.44 $13.65 $11.34 $9.99 $8.79 $6.67 $9.35 $12.32 $14.69	1,670,107.988 1,871,873.507 2,024,063.3 2,286,351.4 2,595,934.2 3,031,907.2 3,096,555.7 3,755,605.5 3,775,305.3 3,893,649.2 8,181,883.5 9,055,643.3 10,256,753.2 11,432,780.1 19,603,914.4 11,158,593.7
BlackRock U.S. Government Bond V.I Fund – Class I Sub-Account inception May 16, 1994	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$20.211177 $21.18 $20.96 $19.98 $18.62 $19.21 $18.07 $17.60 $17.16 $16.85 $16.40 $16.29 $15.04 $14.24 $12.95 $13.36	$21.110493 $20.211177 $21.18 $20.96 $19.98 $18.62 $19.21 $18.07 $17.60 $17.16 $16.85 $16.40 $16.29 $15.04 $14.24 $12.95	3,324,751.486 3,828,939.796 4,723,891.6 5,364,713.0 7,594,949.5 8,885,292.2 10,267,783.2 11,032,250.4 12,477,830.3 14,380,031.5 15,486,013.3 20,466,500.5 25,047,294.4 22,840,454.2 21,134,395.4 26,086,856.7
BlackRock High Yield V.I. Fund – Class I Sub-Account inception February 21, 1992	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$36.367746 $33.71 $29.55 $28.98 $25.46 $16.48 $23.58 $23.34 $21.61 $21.57 $19.55 $15.47 $15.91 $15.51 $16.92 $16.18	$36.916976 $36.367746 $33.71 $29.55 $28.98 $25.46 $16.48 $23.58 $23.34 $21.61 $21.57 $19.55 $15.47 $15.91 $15.51 $16.92	2,407,862.888 2,738,780.985 3,103,515.7 3,441,632.4 3,445,333.4 3,988,449.1 4,800,419.9 5,751,551.8 7,798,004.0 9,802,703.0 12.701,546.8 14,782,130.1 15,247,591.1 20,369,245.5 23,373,205.6 26,535,665.7

		Beginning AUV	Ending AUV	# Units
BlackRock International V.I. Fund – Class I Sub-Account inception November 21, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$19.932624 $16.46 $14.50 $17.03 $16.19 $12.63 $22.26 $20.45 $16.20 $14.71 $12.17 $11.08	$18.643778 $19.932624 $16.46 $14.50 $17.03 $16.19 $12.63 $22.26 $20.45 $16.20 $14.71 $12.17	4,137,044.133 4,677,185.048 5,276,445.2 6,046,504.9 6,603,773.2 7,627,322.6 6,756,411.4 10,509,214.4 14,169,614.9 16,310,930.3 19,033,126.6 19,807,166.8
BlackRock Large Cap Core V.I. Fund – Class I Sub-Account inception February 21, 1992	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$45.246146 $34.32 $30.87 $30.55 $28.38 $23.47 $38.85 $36.35 $32.10 $28.75 $24.95 $19.23 $23.47 $25.70 $28.89 $22.28	$50.155235 $45.246146 $34.32 $30.87 $30.55 $28.38 $23.47 $38.85 $36.35 $32.10 $28.75 $24.95 $19.23 $23.47 $25.70 $28.89	3,490,364.369 3,998,269.329 4,596,454.0 5,202,154.1 5,847,898.4 6,643,094.1 8,006,102.1 10,382,623.8 12,699,108.3 14,507,568.5 16,372,611.0 17,864,899.2 19,455,855.7 21,872,938.2 25,660,426.4 28,750,257.4
BlackRock Large Cap Growth V.I. Fund – Class I Sub-Account inception November 21, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$14.770760 $11.18 $9.83 $9.73 $8.54 $6.82 $11.66 $10.91 $10.31 $9.45 $8.88 $8.80	$16.636837 $14.770760 $11.18 $9.83 $9.73 $8.54 $6.82 $11.66 $10.91 $10.31 $9.45 $8.88	4,364,882.513 5,033,254.625 5,714,696.2 6,376,009.5 7.645,593.1 9,008,785.6 12,163,262.6 13,658,361.3 15,730,644.8 15,997,010.9 15,568,713.5 6,240,868.3
BlackRock Large Cap Value V.I. Fund – Class I Sub-Account inception May 1, 2001	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$19.940509 $15.13 $13.50 $13.79 $12.86 $11.41 $18.43 $17.64 $15.41 $13.31 $11.20 $8.48 $9.83 $10.00	$22.059961 $19.940509 $15.13 $13.50 $13.79 $12.86 $11.41 $18.43 $17.64 $15.41 $13.31 $11.20 $8.48 $9.83	3,522,893.126 4,090,709.236 4,584,884.5 5,179,964.3 6,275,498.5 7,414,260.3 9,017,390.5 6,711,683.1 8,616,538.0 8,866,791.8 8,560,087.4 7,822,626.6 6,809,319.2 1,258,222.7

		Beginning AUV	Ending AUV	# Units
BlackRock Money Market V.I. Fund – Class I (Account A) Sub-Account inception February 21, 1992	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$13.948571 $14.14 $14.33 $14.52 $14.72 $14.89 $14.73 $14.24 $13.80 $13.62 $13.68 $13.77 $13.75 $13.41 $12.82 $12.39	$13.762288 $13.948571 $14.14 $14.33 $14.52 $14.72 $14.89 $14.73 $14.24 $13.80 $13.62 $13.68 $13.77 $13.75 $13.41 $12.82	6,885,161.033 7,700,590.407 8,618,782.8 10,049,256.4 11,673,107.5 14,773,811.0 12,981,608.2 11,758,538.7 13,042,974.1 14,221,087.5 17,637,574.3 22,355,053.1 28,738,375.9 29,585,818.8 25,465,430.4 33,181,894.2
BlackRock Money Market V.I. Fund – Class I (Account B) Sub-Account inception November 21, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$15.953196 $16.06 $16.16 $16.27 $16.37 $16.45 $16.15 $15.50 $14.93 $14.63 $14.59 $14.59	$15.850723 $15.953196 $16.06 $16.16 $16.27 $16.37 $16.45 $16.15 $15.50 $14.93 $14.63 $14.59	113,401.626 156,313.569 167,942.1 207,615.5 260,492.4 277,461.6 349,180.3 306,575.3 408,562.9 411,192.6 423,127.6 461,966.9
BlackRock S&P 500 Index V.I. Fund – Class I Sub-Account inception December 18, 1996	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$25.857814 $19.88 $17.43 $17.37 $15.35 $12.33 $19.90 $19.13 $16.79 $16.30 $14.95 $11.82 $15.44 $17.85 $19.96 $16.79	$28.903332 $25.857814 $19.88 $17.43 $17.37 $15.35 $12.33 $19.90 $19.13 $16.79 $16.30 $14.95 $11.82 $15.44 $17.85 $19.96	4,090,964.865 4,586,357.345 4,926,398.1 5,218,802.7 5,818,817.8 6,534,349.8 7,433,340.3 8,711,063.3 10,626,354.7 13,423,583.7 16,719,580.1 17,846,470.4 17,963,770.6 21,190,706.5 22,709,749.8 22,900,998.5
BlackRock Total Return V.I. Fund – Class I Sub-Account inception February 21, 1992	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$24.433394 $25.05 $23.46 $22.39 $20.71 $17.80 $20.54 $20.09 $19.50 $19.38 $18.79 $18.18 $16.82 $15.98 $14.72 $15.28	$25.710629 $24.433394 $25.05 $23.46 $22.39 $20.71 $17.80 $20.54 $20.09 $19.50 $19.38 $18.79 $18.18 $16.82 $15.98 $14.72	4,008,679.270 4,521,733.145 5,388,729.8 6,066,172.4 7,011,293.7 8,153,508.7 10,325,812.3 14,340,110.5 17,947,238.6 21,235,672.3 25,579,969.7 30,462,610.6 33,147,722.3 34,517,334.7 28,210,223.4 32,859,390.2

		Beginning AUV	Ending AUV	# Units
BlackRock Equity Dividend V.I. Fund – Class I Sub-Account inception July 1, 1993	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$42.140448 $34.30 $31.01 $29.66 $27.24 $24.04 $36.83 $29.54 $23.91 $21.23 $17.12 $14.44 $18.01 $21.24 $22.12 $19.91	$45.459595 $42.140448 $34.30 $31.01 $29.66 $27.24 $24.04 $36.83 $29.54 $23.91 $21.23 $17.12 $14.44 $18.01 $21.24 $22.12	333,732.347 367,365.824 423,004.9 479,700.7 556,062.9 646,013.0 765,463.7 940,734.4 1,217,584.7 1,460,485.8 1,749,447.7 2,105,169.4 2,509,787.9 3,227,019.1 4,076,374.7 5,102,928.3
BlackRock Value Opportunities V.I. Fund – Class I Sub-Account inception February 21, 1992	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$60.936393 $43.37 $38.72 $40.22 $31.67 $25.02 $42.29 $43.26 $38.86 $35.68 $31.46 $22.31 $29.66 $23.15 $20.45 $15.45	$63.258149 $60.936393 $43.37 $38.72 $40.22 $31.67 $25.02 $42.29 $43.26 $38.86 $35.68 $31.46 $22.31 $29.66 $23.15 $20.45	2,272,628.745 2,622,414.426 2,920,459.3 3,304,663.1 3,878,144.0 4,307,603.6 3,960,632.6 5,403,880.4 6,875,035.0 8,664,083.6 11,.959,661.1 14,659,369.3 16,380,006.3 20,951,548.1 22,009,316.5 22,646,932.9
Davis Value Portfolio Sub-Account inception May 1, 2001	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$16.195485 $12.30 $11.03 $11.66 $10.48 $8.10 $13.76 $13.33 $11.75 $10.88 $9.82 $7.67 $9.28 $10.00	$16.946389 $16.195485 $12.30 $11.03 $11.66 $10.48 $8.10 $13.76 $13.33 $11.75 $10.88 $9.82 $7.67 $9.28	3,134,054.527 3,484,897.669 3,798,352.5 4,245,632.2 9,149,999.7 10,496,427.8 5,931,871.7 8,976,541.7 10,961,194.6 12,039,070.5 11,622,640.1 10,060,406.4 7,947,780.8 6,727,793.0
Federated Managed Tail Risk Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$13.53672 $11.78 $10.84 $11.60 $10.39 $9.28 $13.32 $12.29 $10.72 $10.66 $10.00	$13.221982 $13.53672 $11.78 $10.84 $11.60 $10.39 $9.28 $13.32 $12.29 $10.72 $10.66	214,487.056 224,594.699 263,565.9 297,179.4 366,693.1 424,406.1 3,728,816.6 126,851.8 88,275.9 87,630.2 62,722.5
Federated Kaufmann Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$19.341164 $13.99 $12.09 $14.13 $12.14 $9.50 $16.54 $13.86 $12.22 $11.14 $10.00	$20.935559 $19.341164 $13.99 $12.09 $14.13 $12.14 $9.50 $16.54 $13.86 $12.22 $11.14	995,782.240 1,103,302.263 1,183,778.4 1,325,791.2 1,616,044.3 1,734,398.2 961,183.6 1,016,840.4 903,840.5 827,311.5 523,100.9

		Beginning AUV	Ending AUV	# Units
MFS® Growth Series – Initial Class Sub-Account inception December 18, 1996	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$26.744172 $19.81 $17.10 $17.39 $15.28 $11.25 $18.22 $15.24 $14.32 $13.29 $11.93 $9.28 $14.21 $21.65 $27.30 $15.66	$28.745672 $26.744172 $19.81 $17.10 $17.39 $15.28 $11.25 $18.22 $15.24 $14.32 $13.29 $11.93 $9.28 $14.21 $21.65 $27.30	2,173,107.469 2,379,281.273 2,561,072.0 2,713,372.4 3,006,570.9 3,310,558.4 3,466,226.9 3,996,439.6 4,988,201.9 7,484,430.4 9,274,116.1 11,141,156.1 12,747,207.1 17,457,850.7 21,939,638.7 17,748,946.8
PIMCO Total Return Portfolio – Administrative Class Shares Sub-Account inception July 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.619171 $17.18 $15.89 $15.54 $14.57 $12.95 $12.52 $11.67 $11.39 $11.27 $10.89 $10.51 $10.00	$17.097749 $16.619171 $17.18 $15.89 $15.54 $14.57 $12.95 $12.52 $11.67 $11.39 $11.27 $10.89 $10.51	9,202,532.249 11,204,049.674 13,333,214.4 14,217,266.5 16,082,187.8 17,469,139.0 14,265,903.3 17,706,260.0 19,009,898.3 20,022,509.8 18,717,651.9 14,558,447.2 9,661,753.1
Invesco V.I. Comstock Fund – Series I Shares Sub-Account inception May 1, 2004	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$18.181374 $13.55 $11.52 $11.90 $10.40 $8.18 $12.89 $13.34 $11.63 $11.29 $10.00	$19.621212 $18.181374 $13.55 $11.52 $11.90 $10.40 $8.18 $12.89 $13.34 $11.63 $11.29	3,157,401.608 3,550,949.513 3,839,403.4 4,320,617.4 1,188,270.2 1,176,354.4 6,992,788.6 3,493,957.2 4,270,365.2 3,910,546.6 541,712.8
TA Aegon Tactical Vanguard ETF – Balanced – Service Class Sub-Account inception May 1, 2012	2014 2013 2012	$11.188711 $10.21 $10.00	$11.437857 $11.188711 $10.21	196,727.023 175,591.155 63,715.7
TA Aegon Tactical Vanguard ETF – Conservative – Service Class Sub-Account inception May 1, 2012	2014 2013 2012	$10.765237 $10.19 $10.00	$11.003869 $10.765237 $10.19	169,596.964 158,427.364 11,684.0
TA Aegon Tactical Vanguard ETF – Growth – Service Class Sub-Account inception May 1, 2012	2014 2013 2012	$11.777027 $10.25 $10.00	$11.993803 $11.777027 $10.25	77,054.833 40,057.548 362.5
TA Legg Mason Dynamic Allocation – Balanced – Service Class Sub-Account inception May 1, 2012	2014 2013 2012	$10.897062 $10.10 $10.00	$11.662874 $10.897062 $10.10	57,540.522 15,143.031 4,349.2
TA Legg Mason Dynamic Allocation – Growth – Service Class Sub-Account inception May 1, 2012	2014 2013 2012	$11.461607 $10.05 $10.00	$12.232718 $11.461607 $10.05	42,442.833 2,792.534 0.0
TA Market Participation Strategy – Service Class Sub-Account inception September 17, 2012	2014 2013 2012	$11.165099 $9.90 $10.00	$11.901541 $11.165099 $9.90	0.0 0.0 0.0
TA PIMCO Tactical – Balanced – Service Class Sub-Account inception September 17, 2012	2014 2013 2012	$10.960199 $9.93 $10.00	$11.660027 $10.960199 $9.93	37,267.358 4,686.909 0.0
TA PIMCO Tactical – Conservative – Service Class Sub-Account inception September 17, 2012	2014 2013 2012	$10.629201 $9.96 $10.00	$11.401465 $10.629201 $9.96	20,712.852 14,028.113 21,610.1

		Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical – Growth – Service Class Sub-Account inception September 17, 2012	2014 2013 2012	$11.386389 $9.88 $10.00	$11.951995 $11.386389 $9.88	7,801.899 0.0 0.0
TA Vanguard ETF – Balanced – Service Class Sub-Account inception May 1, 2012	2014 2013 2012	$11.242864 $10.23 $10.00	$11.596690 $11.242864 $10.23	286,854.092 86,666.077 7,904.6
TA Vanguard ETF – Conservative – Service Class Sub-Account inception May 1, 2012	2014 2013 2012	$10.806664 $10.19 $10.00	$11.220574 $10.806664 $10.19	134,948.119 56,286.964 25,841.4
TA Vanguard ETF – Growth – Service Class Sub-Account inception May 1, 2012	2014 2013 2012	$12.032820 $10.27 $10.00	$12.342863 $12.032820 $10.27	112,527.880 17,166.553 0.0

(1)	Effective May 1, 2015 AllianceBernstein Global Thematic Growth Portfolio will change its name to AB Global Thematic Growth Portfolio.
(2)	Effective May 1, 2015 AllianceBernstein Large Cap Growth Portfolio will change its name to AB Large Cap Growth Portfolio.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the Contract include the following:

OTHER INFORMATION

    Selling the Contract

    Financial Statements

CALCULATION OF YIELDS AND TOTAL RETURNS

    Money Market Yields

    Other Subaccount Yields

    Total Returns

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FINANCIAL STATEMENTS OF TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Appendix A – Portfolios Associated With The Subaccounts

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
Invesco V.I. Comstock Fund	Invesco V.I. Comstock Fund	Invesco Advisers, Inc.
Investment Objective: Capital growth and income.
AB Variable Products Series Fund, Inc. – Class A(1)
AB Global Thematic Growth Portfolio(2)	AB Global Thematic Growth Portfolio(2)	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
American Century Variable Portfolios, Inc. – Class I
VP International Fund	VP International Fund	American Century Investment Management, Inc.
Investment Objective: Capital growth.
VP Ultra® Fund	VP Ultra® Fund	American Century Investment Management, Inc.
Investment Objective: Long-term capital growth.
BlackRock Variable Series Funds, Inc. – Class I Shares
BlackRock Basic Value V.I. Fund	BlackRock Basic Value V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Capital appreciation and income.
BlackRock Capital Appreciation V.I. Fund	BlackRock Capital Appreciation V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital.
BlackRock Global Allocation V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock Advisors, LLC
Investment Objective: High total investment return.
BlackRock Global Opportunities V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital appreciation.
BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock Advisors, LLC
Investment Objective: High level of current income.
BlackRock International V.I. Fund	BlackRock International V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Current income and long-term growth of income accompanied by growth of capital.
BlackRock Large Cap Core V.I. Fund	BlackRock Large Cap Core V.I. Fund	BlackRock Advisors, LLC
Investment Objective: High total investment return.
BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.
BlackRock Large Cap Value V.I. Fund	BlackRock Large Cap Value V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.
BlackRock Money Market V.I. Fund*	BlackRock Money Market V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Preserve capital, maintain liquidity, and achieve the highest possible current income.
BlackRock S&P 500 Index V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.
BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Maximize total return, consistent with income generation and prudent investment management.
BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Highest possible current income consistent with protection of capital.
BlackRock Value Opportunities V.I. Fund	BlackRock Value Opportunities V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital.
Davis Variable Account Fund, Inc.
Davis Value Portfolio	Davis Value Portfolio	Davis Selected Advisers, LP
Investment Objective: Long-term growth of capital.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Federated Insurance Series – Primary Shares
Federated Managed Tail Risk Fund II	Federated Managed Tail Risk Fund II	Federated Global Investment Management Corp.
Investment Objective: Capital appreciation.
Federated Kaufmann Fund II	Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Capital appreciation.
MFS® Variable Insurance Trust - Initial Class
MFS® Growth Series	MFS® Growth Series	MFS® Investment Management
Investment Objective: Capital appreciation.
PIMCO Variable Insurance Trust - Administrative Class Shares
Total Return Portfolio	Total Return Portfolio	Pacific Investment Management Company LLC
Investment Objective: Maximum total return, consistent with preservation of capital.
Transamerica Series Trust - Service Class
TA Aegon Tactical Vanguard ETF – Balanced	Transamerica Aegon Active Asset Allocation – Moderate VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation and current income.
TA Aegon Tactical Vanguard ETF – Conservative	Transamerica Aegon Active Asset Allocation – Conservative VP	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Aegon Tactical Vanguard ETF – Growth	Transamerica Aegon Active Asset Allocation – Moderate Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Legg Mason Dynamic Allocation – Balanced	Transamerica Legg Mason Dynamic Allocation – Balanced VP	QS Legg Mason Global Asset Allocation, LLC
Investment Objective: Seeks capital appreciation and income.
TA Legg Mason Dynamic Allocation – Growth	Transamerica Legg Mason Dynamic Allocation – Growth VP	QS Legg Mason Global Asset Allocation, LLC
Investment Objective: Seeks capital appreciation and income.
TA Market Participation Strategy	Transamerica Market Participation Strategy VP	Quantitative Management Associates LLC
Investment Objective:
TA PIMCO Tactical – Balanced	Transamerica PIMCO Tactical – Balanced VP	Pacific Investment Management Company LLC
Investment Objective:
TA PIMCO Tactical – Conservative	Transamerica PIMCO Tactical – Conservative VP	Pacific Investment Management Company LLC
Investment Objective:
TA PIMCO Tactical – Growth	Transamerica PIMCO Tactical – Growth VP	Pacific Investment Management Company LLC
Investment Objective:
TA Vanguard ETF – Balanced	Transamerica Vanguard ETF Portfolio—Balanced VP	Aegon USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF – Conservative	Transamerica Vanguard ETF Portfolio—Conservative VP	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Vanguard ETF – Growth	Transamerica Vanguard ETF Portfolio—Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.

(1)	Effective May 1, 2015 AllianceBernstein Variable Products Series Fund, Inc. will change its name to AB Variable Products Series Fund, Inc.
(2)	Effective May 1, 2015 AllianceBernstein Global Thematic Growth Portfolio will change its name to AB Global Thematic Growth Portfolio.

Additional Information:
The following subaccount was closed to new investments on December 6, 1996:
BlackRock Variable Series Funds, Inc. – Class I Shares
BlackRock Managed Volatility V.I. Fund	BlackRock Managed Volatility V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Level of current income.
BlackRock Equity Dividend V.I. Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term total return and current income.
Effective December 12, 2011, the following subaccounts are closed to new investments:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco V.I. American Franchise Fund	Invesco V.I. American Franchise Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
AB Variable Products Series Fund, Inc. – Class A(1)
AB Large Cap Growth Portfolio(2)	AB Large Cap Growth Portfolio(2)	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

*	Available both through Account A and Account B.
(1)	Effective May 1, 2015 AllianceBernstein Variable Products Series Fund, Inc. will change its name to AB Variable Products Series Fund, Inc.
(2)	Effective May 1, 2015 AllianceBernstein Large Cap Growth Portfolio will change its name to AB Large Cap Growth Portfolio.

Appendix B

Calculation of Maximum Anniversary Value Death Benefit

Owners of Contracts issued on Contract Forms ML-VA-001 and ML-VA-002 with the 5% Rising Floor with 7th Anniversary Step-Up death benefit may have elected to change their death benefits to the MAV death benefit. The Maximum Anniversary Value (MAV) Death Benefit that applies to such Contracts is as follows.

(a)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

(i)	we calculate an anniversary value for each contract anniversary beginning with the effective date of the change to the MAV death benefit through the earlier of your (or the older owner’s, if the Contract has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the Contract has co-owners or the annuitant’s, if the owner is a non-natural) date of death. An anniversary value is equal to the value of Account A on a contract anniversary, plus premiums allocated to Account A since that contract anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.

(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value. It is also the amount referred to as the “Guaranteed Minimum Death Benefit.”

(b)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals: the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by an amount equal to (i) divided by (ii) where (i) is the Guaranteed Minimum Death Benefit prior to the transfer or withdrawal and (ii) is the value of Account A prior to the transfer or withdrawal.

The period for which we will calculate the Maximum Anniversary Value is based on your attained age (or the attained age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the effective date of the change to the MAV death benefit. Subsequent changes in owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is age 80 or over, we will use the Maximum Anniversary Value as of the contract anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that contract anniversary.

Appendix C

Calculation of the 5% Rising Floor with 7th Anniversary Step-Up for Contract Form ML-VA-002

The following discussion applies for issue ages under 80.

(a)	We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less “adjusted transfers” to Account B and “adjusted withdrawals” from Account A with interest at 5% annually. (If your Contract was issued before we received state approval for the 7th anniversary value described below, we do not “adjust” transfers and withdrawals in this calculation.)
(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th contract year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th contract year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th contract year;
(iv)	for each 7th contract year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the contract year in which you reach age 80, or the date of your death.

(c)	Assuming that when we obtained necessary state approval you have not attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the contract anniversary on which you attain age 80 plus any premiums paid into Account A since that contract anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

There are limits on the period during which the assumed 5% interest will accrue for purposes of calculating the 5% Rising Floor with 7th Anniversary Step-Up. Interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Anniversary Step-Up.

The purpose of this example is to illustrate the operation of the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit. The investment returns shown are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume a 68 year-old person purchased a Contract on June 1, 2010 with the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit and made an initial payment of $100,000, which was allocated completely to Account A. During his or her life, the contract owner makes no withdrawals, transfers, or additional premium payments. The following chart, which is discussed in more detail below, depicts the potential Death Benefit at certain points over the life of the contract owner.

					(GMDB)
					Guaranteed Minimum Death Benefit
					(Greatest of X, Y, or Z)
				(CV)	(X)	(Y)	(Z)	(DB)
							ATTAINED AGE 80 ANNIVERSARY VALUE

		TRANSACTIONS		CONTRACT VALUE	PREMIUMS AT 5%	GREATEST 7th ANNIV.		DEATH BENEFIT
DATE		PREM.	WITHDR.
6/1/09	The contract is issued	$100,000		$100,000	$100,000	$ 0	$ 0	$100,000 (Greater of CV or GMDB)
	CV = $100,000, X = $100,000, Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80)
	DB = $100,000
6/1/10	First contract anniversary			$104,000	$105,000	$ 0	$ 0	$105,000 (Greater of CV or GMDB)
	Assume contract value increased $4,000 due to positive investment performance
	CV = $104,000, X = $105,000 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for one year), Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($104,000, $105,000, $0, $0) = $105,000
6/1/11	Second contract anniversary			$120,000	$110,250	$ 0	$ 0	$120,000 (Greater of CV or GMDB)
	Assume contract value increased $16,000 due to positive investment performance
	CV = $120,000, X = $110,250 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for two years), Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($120,000, $110,250, $0, $0) = $120,000
6/1/16	Seventh Contract anniversary			$160,000	$140,710	$160,000	$ 0	$160,000 (Greater of CV or GMDB)
	Assume contract value increased $40,000 due to positive investment performance
	CV = $160,000, X = $140,710 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $160,000 (the value of Account A on the Seventh Anniversary), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($160,000, $140,710, $160,000, $0) = $160,000
6/1/17	Eighth Contract anniversary			$130,000	$147,746	$168,000	$ 0	$168,000 (Greater of CV or GMDB)
	Assume contract value decreased $30,000 due to negative investment performance
	CV = $130,000, X = $147,746 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for eight years), Y = $168,000 (the contract value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($130,000, $147,746, $168,000, $0) = $168,000
6/1/18	Twelfth Contract Anniversary			$210,000	$179,586	$204,205	$210,000	$210,000 (Greater of CV or GMDB)
	Assume contract value increased $80,000 due to positive investment performance
	CV = $210,000, X = $179,586 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $204,205 (the contract value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for five years), and Z = $210,000 (the value of Account A on the anniversary the owner attains age 80)
	DB = greatest ($210,000, $179,586, $204,205, $210,000) = $210,000

Appendix D

Calculation of the 5% Rising Floor with 7th Year Anniversary Step-Up for Contract Form ML-VA-001 (except Contracts issued in Washington)

(a)	We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less transfers to Account B and withdrawals from Account A with interest at 5% annually. Interest accrues until the last day of the 20th contract year.
(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th contract year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest to premiums paid into Account A since the end of each 7th contract year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th contract year;
(iv)	for each 7th contract year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the contract year in which you reach attained age 80, or the date of your death. Interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

(c)	Assuming that when we obtained necessary state approval you were not over attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the contract anniversary on which you attain age 80 plus any premiums paid into Account A since that contract anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Year Anniversary Step-Up.

Appendix E

Calculation of the 5% Rising Floor (for Contracts issued in the state of Washington on Contract Forms ML-VA-001 and ML-VA-002)

(a)	We credit 5% assumed annual interest on premiums you pay into Account A.
(b)	We credit 5% assumed annual interest on any transfers to Account B and any withdrawals from Account A.
(c)	We subtract (b) from (a). This amount is referred to as your Guaranteed Minimum Death Benefit.
(d)	We add the value of Account B to the amount in (c).
(e)	We compare the result in (d) to your contract value. The death benefit is the higher of the two.

There are limits on the period during which the 5% interest will accrue for purposes of calculating the 5% Rising Floor. If your Contract was issued on Contract Form ML-VA-002, interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

If your Contract was issued on Contract Form ML-VA-001, interest accrues until the last day of the 20th contract year.

Appendix F – Example of Maximum Anniversary Value Death Benefit

The purpose of this example is to illustrate the operation of the Maximum Anniversary Value Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume that you were under age 78 at issue and elected the Maximum Anniversary Value death benefit. You paid an initial premium of $100,000 on June 1, 2009 and a subsequent premium of $10,000 on December 1, 2010, which are allocated completely to Account A. You also make a withdrawal of $50,000 on January 1, 2011. Your death benefit, based on hypothetical Contract values and transactions, and resulting hypothetical maximum anniversary values (“MAV”) are illustrated below.

				(A)	(B)	(C)
		TRANSACTIONS		PREMS LESS ADJ. WITHDRS.	MAX ANNIV. VALUE (MAV)	CONTRACT VALUE	DEATH BENEFIT

DATE		PREM.	WITHDR.
6/1/09	The contract is issued MAV is $0 until first contract anniversary	$100,000		$100,000	$ 0	$100,000	$100,000 (maximum of (A), (B), (C))
6/1/10	First contract anniversary Assume contract value increased $10,000 due to positive investment performance Anniversary value for 6/1/2010 = Contract value on 6/1/2010 = $110,000 MAV = greatest of anniversary values = $110,000			$100,000	$110,000	$110,000	$110,000 (maximum of (A), (B), (C))
12/1/10	Owner puts in $10,000 additional premium Assume contract value decreased $6,000 due to negative investment performance Anniversary value for 6/1/2010 = contract value on 6/1/2010 + premiums added since that anniversary = $110,000 + $10,000 = $120,000 MAV = greatest of anniversary values = $120,000	$10,000		$110,000	$120,000	$114,000	$120,000 (maximum of (A), (B), (C))
1/1/11	Owner takes a $50,000 withdrawal Assume contract value decreased $14,000 due to negative investment performance		$50,000	$50,000	$60,000	$50,000	$60,000 (maximum of (A), (B), (C))
	Anniversary value for 6/1/2010 = contract value on 6/1/2010 + premiums added – adjusted withdrawals since that anniversary = $110,000 + $10,000 – $60,000 = $60,000
	Adjusted withdrawal = withdrawal × maximum ( MAV, prems – adj. Withdrs. ) Contract value
	= $50,000 × maximum (120,000 , 110,000)/100,000
	= $50,000 × 120,000/100,000 = $60,000
	(Note: All values are determined immediately prior to the withdrawal)
	MAV = greatest of anniversary values = $60,000
6/1/11	Second contract anniversary Assume contract value increased $5,000 due to positive investment performance Anniversary value for 6/1/2010 = $60,000 Anniversary value for 6/1/2011 = contract value on 6/1/2009 = $55,000 MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000			$50,000	$60,000	$55,000	$60,000 (maximum of (A), (B), (C))
6/1/12	Third Contract anniversary Assume contract value increased $10,000 due to positive investment performance Anniversary value for 6/1/2010 = $60,000 Anniversary value for 6/1/2011= contract value on 6/1/2011 = $55,000 Anniversary value for 6/1/2012 = contract value on 6/1/2012 = $65,000 MAV = greatest of anniversary values maximum ($60,000, $55,000, $65,000) = $65,000			$50,000	$65,000	$65,000	$65,000 (maximum of (A), (B), (C))

For a detailed explanation of how we calculate the Maximum Anniversary Value Death Benefit, see “Death Benefit.”

Appendix G – Example of the Estate Enhancer Benefit

The purpose of this example is to illustrate the operation of the Estate Enhancer benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example assumes no withdrawals and does not reflect the deduction of any fees and charges.

Facts:  Assume that a couple (ages 60 and 55) purchase a Contract on June 1, 2010 with the Estate Enhancer benefit, and makes an initial premium payment of $100,000. The Contract value on the death of the first to die is $300,000. The following chart depicts the potential Estate Enhancer benefit at the death of the contract owner.

Net Premiums	$100,000
Contract Value	$300,000
Estate Enhancer Gain	$200,000
Estate Enhancer benefit Lesser of 45% of Estate Enhancer Gain ($90,000) or 45% of Net Premiums ($45,000)	$45,000	*

*	Assuming the contract value is greater than the Guaranteed Minimum Death Benefit, the total death benefit payable equals $300,000 + $45,000 = $345,000. Assuming a lump sum payout and an income tax rate of 36%, the after-tax death benefit is $256,800.

If instead, the couple had been ages 70 and 55, the percentage used in the above calculations would have been 30% since the oldest owner at issue was over age 69 and the Estate Enhancer benefit would have been $30,000.

For a detailed explanation of how we calculate the Estate Enhancer benefit, see “Death Benefit.”

Appendix H – Example of Guaranteed Minimum Income Benefit

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no allocations or transfers to Separate Account B, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.

Facts:  Assume that a male, age 60 purchased the Contract with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB rider on the contract anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

CONTRACT ANNIVERSARY*	GMIB BENEFIT BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.

**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.

***	If the Contract were not annuitized during the 30 day period following this contract anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

and

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

also known as

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACT

Issued By

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Home Office: Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

Offered Through

Transamerica Capital, Inc.

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Transamerica Advisors Life Insurance Company (“Transamerica”) both on a nonqualified basis, and as an Individual Retirement Annuity (“IRA”) that is given qualified tax status. This Contract is currently not available to be issued as a tax sheltered annuity contract. We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider.

This Statement of Additional Information is not a Prospectus and should be read together with the Contract’s Prospectus dated May 1, 2015, which is available on request and without charge by writing to or calling Transamerica at the Service Center address or phone number set forth above.

2

OTHER INFORMATION

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80287. Distributor is an indirect, wholly owned subsidiary of Aegon USA, Inc. (“Aegon USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2014, 2013 and 2012, Transamerica Capital, Inc. received $10,432,384, $10,713,863 and $10,603,612, respectively, in commissions.

Financial Statements

The financial statements of Transamerica included in this Statement of Additional Information should be distinguished from the financial statements of the Accounts and should be considered only as bearing upon the ability of Transamerica to meet any obligations it may have under the Contract.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

From time to time, Transamerica may quote in advertisements and sales literature the current annualized yields for the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Fund or on its respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the mortality and expense risk charge; (2) the administration charge; and (3) the annual contract maintenance charge. For purposes of calculating current yields for a Contract, an average per unit contract maintenance charge is used, as described below. Current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

3

Transamerica also may quote the effective yield of the Account A BlackRock Money Market V.I. Subaccount or the Account B BlackRock Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))365/7 = 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses of the hypothetical account for the 7-day period.

UV	=	the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yields for the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the Account A BlackRock Money Market V.I. Subaccount or the Account B BlackRock Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for that subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

Other Subaccount Yields

From time to time, Transamerica may quote in sales literature or advertisements the current annualized yield of one or more of the Account A subaccounts (other than the Account A BlackRock Money Market V.I. Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the mortality and expense risk charge, the administration charge and the annual contract maintenance charge. For purposes of calculating the 30-day or one-month yield, an average contract maintenance charge per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period, as described below. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)6 – 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

4

Currently, Transamerica may quote yields on bond subaccounts within Account A. Because of the charges and deductions imposed under the contracts, the yield for an Account A subaccount will be lower than the yield for the corresponding Fund.

The yield on the amounts held in the Account A subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the declining contingent deferred sales charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the preceding seven years. A contingent deferred sales charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period.

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.

Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the mortality and expense risk charge, the administration charge (in the case of Account A subaccounts), and the contract maintenance charge (but not the GMIB and Estate Enhancer Benefit charges), and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the contingent deferred sales charge for any period of less than seven years. For purposes of calculating total return, an average per dollar contract maintenance charge attributable to the hypothetical account for the period is used, as described below. The average annual total return is then calculated according to the following formula:

TR = ((ERV/P) 1/N) + 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the mortality and expense risk charge, administration charge, if applicable, and contract maintenance charge).

ERV	=	the ending redeemable value (net of any applicable contingent deferred sales charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

From time to time, Transamerica also may quote in sales literature or advertisements, total returns that do not reflect the contingent deferred sales charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any contingent deferred sales charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

5

From time to time, Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from the Account A BlackRock Money Market V.I. Subaccount to one or more designated subaccounts under a dollar cost averaging program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of charges described above except for the contingent deferred sales charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in the Account A BlackRock Money Market V.I. Subaccount at the beginning of that period and monthly transfers of a portion of the contract value from that subaccount to designated subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the Account A BlackRock Money Market V.I. Subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the contingent deferred sales charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

6

[PricewaterhouseCoopers LLP]

Report of Independent Registered Public Accounting Firm

To the Board of Directors

In our opinion, the accompanying balance sheet and the related statements of income, comprehensive income, stockholder’s equity and cash flows present fairly, in all material respects, the financial position of Transamerica Advisors Life Insurance Company at December 31, 2014, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 15, 2015

1

[Ernst & Young LLP]

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Advisors Life Insurance Company

We have audited the accompanying balance sheets of Transamerica Advisors Life Insurance Company as of December 31, 2013 and 2012, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the two years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Advisors Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the 2013 financial statements have been restated to correct an error in the determination of the deferred tax asset valuation allowance.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 27, 2014, except for Note 1, which is as of April 15, 2015

2

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS

	December 31,
(dollars in thousands, except share data)	2014	2013
		As Restated
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2014 - $ 1,705,721; 2013 - $ 1,630,205)	$1,867,913	$1,718,305
Equity available-for-sale securities, at estimated fair value (cost: 2014 - $33,928; 2013 - $ 34,062)	35,958	34,603
Limited partnerships	64,518	5,044
Mortgage loans on real estate	66,667	46,432
Policy loans	681,071	710,087
Derivative assets	1,055	858

Total investments	2,717,182	2,515,329

Cash and cash equivalents	235,034	301,737
Accrued investment income	37,648	37,719
Deferred policy acquisition costs	41,127	34,869
Deferred sales inducements	9,351	7,544
Value of business acquired	268,079	284,602
Goodwill	2,800	2,800
Income taxes - net	—	1,032
Receivable for investments sold - net	807	245
Other assets	25,044	28,355
Separate Accounts assets	6,771,369	7,342,243

Total Assets	$10,108,441	$10,556,475

See Notes to Financial Statements

3

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS - Continued

	December 31,
(dollars in thousands, except share data)	2014	2013
		As Restated
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,207,763	$1,269,255
Future policy benefits	425,259	408,925
Claims and claims settlement expenses	28,939	28,288

Total policyholder liabilities and accruals	1,661,961	1,706,468

Payables for collateral under securities loaned and reverse repurchase agreements	265,880	260,506
Checks not yet presented for payment	13,576	8,080
Derivative liabilities	18,744	50,930
Income taxes - net	5,109	—
Affiliated payables - net	5,491	5,344
Reinsurance payables - net	49	249
Other liabilities	4,260	2,754
Separate Accounts liabilities	6,771,369	7,342,243

Total Liabilities	8,746,439	9,376,574

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	2,500
Additional paid-in capital	1,545,665	1,366,636
Accumulated other comprehensive income, net of taxes	109,242	39,703
Retained deficit	(295,405)	(228,938)

Total Stockholder’s Equity	1,362,002	1,179,901

Total Liabilities and Stockholder’s Equity	$10,108,441	$10,556,475

See Notes to Financial Statements

4

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF INCOME

	For the Years Ended December 31,
(dollars in thousands)	2014	2013	2012
		As Restated
Revenues
Policy charge revenue	$183,297	$185,596	$187,707
Net investment income	116,938	121,133	125,283
Net realized investment gains (losses)
Other-than-temporary impairment losses on securities	—	(387)	(66)
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(104)	(321)	(259)

Net other-than-temporary impairment losses on securities recognized in income	(104)	(708)	(325)
Net realized investment gains (losses), excluding other-than-temporary impairment losses on securities	2,732	(3,787)	7,174

Net realized investment gains (losses)	2,628	(4,495)	6,849

Net derivative losses	(76,153)	(259,900)	(48,402)

Total Revenues	226,710	42,334	271,437

Benefits and Expenses
Interest credited to policyholder liabilities	54,599	56,342	63,143
Policy benefits (net of reinsurance recoveries: 2014 - $4,403; 2013 - $10,562; 2012 - $12,444 )	77,877	46,872	19,000
Reinsurance premium ceded	5,384	8,559	10,461
Amortization (accretion) of deferred policy acquisition costs	(6,068)	12,941	4,945
Amortization of value of business acquired	10,840	4,770	27,814
Insurance expenses and taxes	45,121	50,786	49,636

Total Benefits and Expenses	187,753	180,270	174,999

Income (Loss) Before Taxes	38,957	(137,936)	96,438

Income Tax Expense (Benefit)	5,424	76,366	(67,852)

Net Income (Loss)	$33,533	$(214,302)	$164,290

See Notes to Financial Statements

5

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
(dollars in thousands)	2014	2013	2012
		As Restated
Net Income (Loss)	$33,533	$(214,302)	$164,290

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding gains (losses) arising during the period	78,209	(99,872)	78,034
Reclassification adjustment for (gains) losses included in net income (loss)	281	(23,204)	(4,327)

	78,490	(123,076)	73,707

Net unrealized gains (losses) on cash flow hedges
Net unrealized gains (losses) on cash flow hedges arising during the period	(278)	1,756	—
Reclassification adjustment for losses included in net income (loss)	761	57	—

	483	1,813	—

Net unrealized other-than-temporary impairments on securities
Change in previously recognized unrealized other-than-temporary impairments	(3,013)	(1,300)	(10,040)
Reclassification adjustment for other-than-temporary impairments included in net income (loss)	104	356	294

	(2,909)	(944)	(9,746)

Adjustments
Policyholder liabilities	—	12,912	(12,912)
Value of business acquired	(6,525)	20,392	(17,747)
Deferred income taxes	—	31,896	(11,821)

	(6,525)	65,200	(42,480)

Total other comprehensive income (loss), net of taxes	69,539	(57,007)	21,481

Comprehensive Income (Loss)	$103,072	$(271,309)	$185,771

See Notes to Financial Statements

6

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
(dollars in thousands)	2014	2013	2012
		As Restated
Common Stock	$2,500	$2,500	$2,500
Additional Paid-in Capital
Balance at beginning of period	$1,366,636	$1,366,636	$1,366,636
Capital contributions from AEGON USA, LLC	179,029	—	—

Balance at end of period	$1,545,665	$1,366,636	$1,366,636

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of year	$39,703	$96,710	$75,229
Total other comprehensive income (loss), net of taxes	69,539	(57,007)	21,481

Balance at end of year	$109,242	$39,703	$96,710

Retained Deficit
Balance at beginning of year	$(228,938)	$(14,636)	$(178,926)
Net income (loss)	33,533	(214,302)	164,290
Cash dividend paid to AEGON USA, LLC	(100,000)	—	—

Balance at end of year	$(295,405)	$(228,938)	$(14,636)

Total Stockholder’s Equity	$1,362,002	$1,179,901	$1,451,210

See Notes to Financial Statements

7

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
(dollars in thousands)	2014	2013	2012
		As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$33,533	$(214,302)	$164,290
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by operating activities:
Change in deferred policy acquisition costs	(6,258)	12,519	4,522
Change in deferred sales inducements	(1,807)	2,460	352
Change in value of business acquired	10,840	4,770	27,814
Change in benefit reserves	14,221	(20,714)	(47,185)
Change in income tax accruals	6,143	84,720	(77,514)
Change in claims and claims settlement expenses	651	(12,050)	(5,166)
Change in other operating assets and liabilities, net	4,269	(4,165)	10,656
Change in checks not yet presented for payment	5,496	1,539	(2,627)
Amortization of investments	1,836	2,697	1,935
Interest credited to policyholder liabilities	54,599	56,342	63,143
Net derivative losses	76,153	259,900	48,402
Net increase in fixed maturity trading securities	—	—	(109)
Net realized investment (gains) losses	(2,628)	4,495	(6,849)

Net cash and cash equivalents provided by operating activities	197,048	178,211	181,664

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities and mortgage loans	108,086	759,249	267,437
Maturities of available-for-sale securities and mortgage loans	273,144	285,378	193,317
Purchases of available-for-sale securities and mortgage loans	(476,897)	(917,337)	(520,809)
Sales of trading securities	—	—	2,632
Sales of limited partnerships	962	1,351	1,455
Purchases of limited partnerships	(60,000)	—	—
Cash received in connection with derivatives	18,828	76,288	—
Cash paid in connection with derivatives	(119,059)	(303,826)	(7,808)
Policy loans on insurance contracts, net	29,015	42,350	40,165
Net settlement on futures contracts	(7,819)	8,052	(30,225)
Other	(436)	153	115

Net cash and cash equivalents used in investing activities	$(234,176)	$(48,342)	$(53,721)

See Notes to Financial Statements

8

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS - Continued

	For the Years Ended December 31,
(dollars in thousands)	2014	2013	2012
		As Restated
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$14,734	$26,595	$28,821
Policyholder withdrawals	(128,712)	(175,979)	(190,048)
Capital contributions from AEGON USA, LLC	179,029	—	—
Change in payables for collateral under securities loaned and reverse repurchase agreements	5,374	17,856	(1,332)
Cash dividend paid to AEGON USA, LLC	(100,000)	—	—

Net cash and cash equivalents used in financing activities	(29,575)	(131,528)	(162,559)

Net decrease in cash and cash equivalents (1)	(66,703)	(1,659)	(34,616)
Cash and cash equivalents, beginning of year	301,737	303,396	338,012

Cash and cash equivalents, end of year	$235,034	$301,737	$303,396

(1)	Included in net decrease in cash and cash equivalents is interest received (2014 - $31; 2013 - $29; 2012 - $0); interest paid (2014 - $5; 2013 - $4; 2012 - $7); income taxes paid (2014 - $0; 2013 - $136; 2012 - $10,140); and income taxes received (2014 - $719; 2013 - $8,491; 2012 - $478)

See Notes to Financial Statements

9

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in Thousands)

Note 1. Restatement of Previously Reported Financial Statements

During the preparation of the Company’s Annual Report on Form 10-K (“Form 10-K”) for the year ended December 31, 2014, an error in the tax valuation allowance was identified for the year ended December 31, 2013. The error principally relates to the scheduling of certain deferred tax liabilities in the Company’s analysis of the future ability to utilize net operating loss carryforwards in the tax expense calculations and the resulting amount of valuation allowance recognized. Following the identification of the tax-related error, management initiated a comprehensive internal review of the Company’s historical financial information and determined the error materially impacted the audited financial statements for the year ended December 31, 2013 and the unaudited interim financial statements for March 31, 2014, June 30, 2014 and September 30, 2014. Consequently, the Company has restated its financial statements for the year ended December 31, 2013 and the unaudited interim financial statements for March 31, 2014, June 30, 2014 and September 30, 2014. The restated unaudited interim financial statements for March 31, 2014, June 30, 2014 and September 30, 2014 are presented in Note 14 to the Financial Statements. In addition, the following out-of-period errors and reclassifications have been made to the financial statements:

•	Other out-of-period errors – The Company identified, individually and in the aggregate, immaterial out-of-period errors which have been corrected in the periods to which they relate. These corrections primarily relate to actuarial modelling reserving errors and state tax calculations. These corrections had the combined effect on income and equity as noted below. The impact to individual financial statement line items for these corrections is reflected in the below section “Comparison of previously issued financial statements to restated financial statements for the year ended December 31, 2013”.

	Out-of-Period Errors
	December 31,
(dollars in thousands)	2013	2012
Increase (decrease) in:
Income (loss) before taxes	$530	$(6,542)
Income tax expense (benefit)	2,770	(4,956)

Net income (loss)	$(2,240)	$(1,586)

Retained Deficit
(dollars in thousands)	2012
Balance at beginning of year	$(181,462)
Cumulative adjustment for out-of-period errors	(2,536)

Balance at beginning of year, adjusted	$(178,926)

•	Balance Sheet reclassifications – there was no effect on net income or stockholder’s equity as a result of these changes

•	A liability balance representing outstanding checks was moved from the “Cash and cash equivalents” line to a new line item called “Checks not yet presented for payment”.

•	“Policyholder account balances” of $20,282, was reclassified to “Future policy benefits” as of December 31, 2013.

•	Statements of Income reclassifications – “Interest credited to policyholder liabilities” of $4,541 and $6,915 was reclassified to “Policy benefits” for the years ended December 31, 2013 and 2012, respectively. There was no effect on net income or stockholder’s equity as a result of this change.

•	Statements of Cash Flows reclassifications – there was no effect on net income or stockholder’s equity as a result of these changes

•	“Change in payables for collateral under securities loaned and reverse repurchase agreements” was reclassified from “Cash Flows from Investing Activities” to “Cash Flows from Financing Activities” for the years ended December 31, 2013 and 2012.

10

•	“Interest credited to policyholder liabilities” of $4,541 and $6,915 was reclassified to “Change in benefit reserves” for the years ended December 31, 2013 and 2012, respectively in “Cash Flows from Operating Activities”.

•	Outstanding checks liability has been moved from “Cash and cash equivalents” to “Checks not yet presented for payment”, a new line in “Cash Flows from Operating Activities”.

Comparison of previously issued financial statements to restated financial statements for the year ended December 31, 2013

The following tables compare the previously reported Balance Sheet as of December 31, 2013 and the previously reported Statements of Income, Comprehensive Income (Loss), Stockholder’s Equity, and Cash Flows for the year ended December 31, 2013 to the corresponding restated financial statements.

Transamerica Advisors Life Insurance Company

Balance Sheet

	December 31, 2013
(dollars in thousands, except share data)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: $1,630,205)	$1,718,305	$—	$—	$1,718,305
Equity available-for-sale securities, at estimated fair value (cost: $34,062)	34,603	—	—	34,603
Limited partnerships	5,044	—	—	5,044
Mortgage loans on real estate	46,432	—	—	46,432
Policy loans	710,087	—	—	710,087
Derivative assets	858	—	—	858

Total investments	2,515,329	—	—	2,515,329

Cash and cash equivalents	301,737	—	—	301,737
Accrued investment income	37,719	—	—	37,719
Deferred policy acquisition costs	33,139	—	1,730	34,869
Deferred sales inducements	7,544	—	—	7,544
Value of business acquired	286,702	—	(2,100)	284,602
Goodwill	2,800	—	—	2,800
Income taxes - net	—	352	680	1,032
Receivable for investments sold - net	245	—	—	245
Other assets	28,355	—	—	28,355
Separate Accounts assets	7,342,243	—	—	7,342,243

Total Assets	$10,555,813	$352	$310	$10,556,475

(1)	Consists of out-of-period errors and reclassifications.

11

Transamerica Advisors Life Insurance Company

Balance Sheet - Continued

	December 31, 2013
(dollars in thousands, except share data)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)		As Restated
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,291,737	$—	$(22,482	)(2)	$1,269,255
Future policy benefits	384,843	—	24,082	(2)	408,925
Claims and claims settlement expenses	28,288	—	—		28,288

Total policyholder liabilities and accruals	1,704,868	—	1,600		1,706,468

Payables for collateral under securities loaned and reverse repurchase agreements	260,506	—	—		260,506
Checks not yet presented for payment	8,080	—	—		8,080
Derivative liabilities	50,930	—	—		50,930
Income taxes - net	42,038	(42,038)	—		—
Affiliated payables - net	5,344	—	—		5,344
Reinsurance payables - net	249	—	—		249
Other liabilities	2,754	—	—		2,754
Separate Accounts liabilities	7,342,243	—	—		7,342,243

Total Liabilities	9,417,012	(42,038)	1,600		9,376,574

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	—	—		2,500
Additional paid-in capital	1,366,636	—	—		1,366,636
Accumulated other comprehensive income, net of taxes	39,703	—	—		39,703
Retained deficit	(270,038)	42,390	(1,290)		(228,938)

Total Stockholder’s Equity	1,138,801	42,390	(1,290)		1,179,901

Total Liabilities and Stockholder’s Equity	$10,555,813	$352	$310		$10,556,475

(1)	Consists of out-of-period errors and reclassifications.
(2)	Included in Other Adjustments is a reclassification of $20,282 from “Policyholder account balances” to “Future policy benefits”.

12

Transamerica Advisors Life Insurance Company

Statement of Income

	December 31, 2013
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)		As Restated
Revenues
Policy charge revenue	$185,596	$—	$—		$185,596
Net investment income	121,133	—	—		121,133
Net realized investment losses
Other-than-temporary impairment losses on securities	(387)	—	—		(387)
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(321)	—	—		(321)

Net other-than-temporary impairment losses on securities recognized in income	(708)	—	—		(708)
Net realized investment losses, excluding other-than-temporary impairment losses on securities	(3,787)	—	—		(3,787)

Net realized investment losses	(4,495)	—	—		(4,495)

Net derivative losses	(259,900)	—	—		(259,900)

Total Revenues	42,334	—	—		42,334

Benefits and Expenses
Interest credited to policyholder liabilities	60,883	—	(4,541	)(2)	56,342
Policy benefits (net of reinsurance recoveries: $10,562)	43,131	—	3,741	(2)	46,872
Reinsurance premium ceded	8,559	—	—		8,559
Amortization of deferred policy acquisition costs	11,961	—	980		12,941
Amortization of value of business acquired	5,480	—	(710)		4,770
Insurance expenses and taxes	50,786	—	—		50,786

Total Benefits and Expenses	180,800	—	(530)		180,270

Loss Before Taxes	(138,466)	—	530		(137,936)

Income Tax Expense	115,986	(42,390)	2,770		76,366

Net Loss	$(254,452)	$42,390	$(2,240)		$(214,302)

(1)	Consists of out-of-period errors and reclassifications.
(2)	Included in Other Adjustments is a reclassification of $4,541 from “Interest credited to policyholder liabilities” to “Policy benefits”.

13

Transamerica Advisors Life Insurance Company

Statement of Comprehensive Income

	December 31, 2013
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Net Loss	$(254,452)	$42,390	$(2,240)	$(214,302)

Other Comprehensive Loss
Net unrealized losses on available-for-sale securities
Net unrealized holding losses arising during the period	(99,872)	—	—	(99,872)
Reclassification adjustment for gains included in net loss	(23,204)	—	—	(23,204)

	(123,076)	—	—	(123,076)

Net unrealized gains on cash flow hedges
Net unrealized gains on cash flow hedges arising during the period	1,756	—	—	1,756
Reclassification adjustment for losses included in net loss	57	—	—	57

	1,813	—	—	1,813

Net unrealized other-than-temporary impairments on securities
Change in previously recognized unrealized other-than-temporary impairments	(1,300)	—	—	(1,300)
Reclassification adjustment for other-than-temporary impairments included in net loss	356	—	—	356

	(944)	—	—	(944)

Adjustments
Policyholder liabilities	12,912	—	—	12,912
Value of business acquired	20,392	—	—	20,392
Deferred income taxes	31,896	—	—	31,896

	65,200	—	—	65,200

Total other comprehensive loss, net of taxes	(57,007)	—	—	(57,007)

Comprehensive Loss	$(311,459)	$42,390	$(2,240)	$(271,309)

(1)	Consists of out-of-period errors and reclassifications.

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Transamerica Advisors Life Insurance Company

Statement of Stockholder’s Equity

	December 31, 2013
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Common Stock	$2,500	$—	$—	$2,500
Additional Paid-in Capital	$1,366,636	$—	$—	$1,366,636
Accumulated Other Comprehensive Income
Balance at beginning of year	$96,710	$—	$—	$96,710
Total other comprehensive loss, net of taxes	(57,007)	—	—	(57,007)

Balance at end of year	$39,703	$—	$—	$39,703

Retained Deficit
Balance at beginning of year	$(15,586)	$—	$950	$(14,636)
Net loss	(254,452)	42,390	(2,240)	(214,302)

Balance at end of year	$(270,038)	$42,390	$(1,290)	$(228,938)

Total Stockholder’s Equity	$1,138,801	$42,390	$(1,290)	$1,179,901

(1)	Consists of out-of-period errors and reclassifications.

15

Transamerica Advisors Life Insurance Company

Statement of Cash Flows

	December 31, 2013
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)		As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(254,452)	$42,390	$(2,240)		$(214,302)
Adjustments to reconcile net loss to net cash and cash equivalents provided by operating activities:
Change in deferred policy acquisition costs	11,539	—	980		12,519
Change in deferred sales inducements	2,460	—	—		2,460
Change in value of business acquired	5,480	—	(710)		4,770
Change in benefit reserves	(24,455)	—	3,741	(2)	(20,714)
Change in income tax accruals	124,340	(42,390)	2,770		84,720
Change in claims and claims settlement expenses	(12,050)	—	—		(12,050)
Change in other operating assets and liabilities, net	(4,165)	—	—		(4,165)
Change in checks not yet presented for payment	1,539	—	—		1,539
Amortization of investments	2,697	—	—		2,697
Interest credited to policyholder liabilities	60,883	—	(4,541	)(2)	56,342
Net derivative losses	259,900	—	—		259,900
Net realized investment losses	4,495	—	—		4,495

Net cash and cash equivalents provided by operating activities	178,211	—	—		178,211

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities and mortgage loans	759,249	—	—		759,249
Maturities of available-for-sale securities and mortgage loans	285,378	—	—		285,378
Purchases of available-for-sale securities and mortgage loans	(917,337)	—	—		(917,337)
Sales of limited partnerships	1,351	—	—		1,351
Cash received in connection with derivatives	76,288	—	—		76,288
Cash paid in connection with derivatives	(303,826)	—	—		(303,826)
Policy loans on insurance contracts, net	42,350	—	—		42,350
Net settlement on futures contracts	8,052	—	—		8,052
Other	153	—	—		153

Net cash and cash equivalents used in investing activities	$(48,342)	$—	$—		$(48,342)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$26,595	$—	$—		$26,595
Policyholder withdrawals	(175,979)	—	—		(175,979)
Change in payables for collateral under securities loaned and reverse repurchase agreements	17,856	—	—		17,856

Net cash and cash equivalents used in financing activities	(131,528)	—	—		(131,528)

Net decrease in cash and cash equivalents(3)	(1,659)	—	—		(1,659)
Cash and cash equivalents, beginning of year	303,396	—	—		303,396

Cash and cash equivalents, end of year	$301,737	$—	$—		$301,737

(1)	Consists of out-of-period errors and reclassifications.
(2)	Included in Other Adjustments is a reclassification of $4,541 from “Interest credited to policyholder liabilities” to “Change in benefit reserves”.
(3)	Included in net decrease in cash and cash equivalents is interest received - $29; interest paid - $4; income taxes paid - $136; and income taxes received - $8,491

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Note 2. Summary of Significant Accounting Policies and Estimates

Basis of Presentation

Transamerica Advisors Life Insurance Company (“TALIC” or the “Company”) is a wholly owned subsidiary of AEGON USA, LLC (“AUSA”). AUSA is an indirect wholly owned subsidiary of AEGON N.V., a public limited liability company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty-five countries in Europe, the Americas, and Asia and are also active in savings and asset management operations, accident and health insurance, general insurance and to a limited extent banking operations.

The Company is a life insurance company, who conducts its business primarily in the annuity markets and to a lesser extent in the life insurance markets of the financial services industry. The Company is domiciled in the State of Arkansas and is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. Currently, the Company is not issuing new life insurance, variable annuity and market value adjusted annuity products. In 2012, the Company began selling a fixed contingent annuity (also sometimes referred to as a contingent deferred annuity (“CDA”)) that includes a stand-alone living benefit (“SALB”). A SALB is essentially a guaranteed lifetime withdrawal benefit which exists independently and is applied to mutual funds and exchange traded funds.

Basis of Reporting

The accompanying financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting principles (“SAP”). The significant accounting policies and related judgments underlying the Company’s financial statements are summarized below.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity to GAAP requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, value of business acquired, goodwill, policyholder liabilities, income taxes, and potential effects of unresolved litigated matters.

Investments

Fixed maturity and equity securities

The Company’s investments consist principally of fixed maturity and equity securities that are classified as available-for-sale (“AFS”) which are reported at estimated fair value. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. If broker quotes are not available, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs periodic in-depth reviews of prices received from third-party pricing services. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or

17

brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities. Additionally, the Company performs back testing on a sample basis. Back testing involves selecting a sample of securities trades and comparing the prices in those transactions to prices used for financial reporting. Significant variances between the price used for financial reporting and the transaction price are investigated to explain the cause of the difference.

The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third party service and indicates current spreads for securities based on weighted average life, credit rating and industry sector. Monthly, the Company reviews the matrix to ensure the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market, as well as comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is less than 1% of the fair value.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification.

Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of accumulated other comprehensive income (loss), net of taxes on the Balance Sheets and are not reflected in the Statements of Income until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary. Changes in fair value of fixed maturity securities deemed trading are reported as a component of net investment income.

Other-than-temporary impairments (“OTTI”)

The Company regularly reviews each investment in its fixed maturity and equity AFS securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e., company announcements, ratings agency announcements, or news wire services). For fixed maturity AFS securities, the Company also considers whether it is more likely than not that it will be required to sell the debt security before its anticipated recovery. The factors that may give rise to a potential OTTI include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available. For equity securities, once management determines a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.

For fixed maturity AFS securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security or b) more likely than not will be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For fixed maturity AFS securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non credit portion). The credit loss is recognized in earnings and the non credit loss is recognized in other comprehensive income (“OCI”), net of applicable taxes and value of business acquired. Management records subsequent changes in the estimated fair value (positive and negative) of fixed maturity AFS securities for which non credit OTTI was previously recognized in OCI in OCI-OTTI.

18

Limited partnerships

At December 31, 2014, the Company had investments in two limited partnerships that were not publicly traded. Both partnerships are carried at estimated fair value for which one is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis and the other from which management is able to determine that observable market inputs have been used. At December 31, 2013, the Company had an investment in one limited partnership that was not publicly traded. This partnership was carried at estimated fair value which is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The valuation utilizing the underlying financial statements is on a one quarter lag.

Mortgage loans on real estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances and general reserves. The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred.

Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value. Changing economic conditions impact the Company’s valuation of mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced debt coverage reduction. Where warranted, the Company has established or increased loss reserves based upon this analysis. The Company does not accrue interest on loans ninety days past due. The Company also establishes a general reserve which is calculated by applying a percentage, based on risk rating and maturity, to the outstanding loan balance.

Policy loans

Policy loans on insurance contracts are stated at unpaid principal balances. The fair value of policy loans approximates their book value. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Derivatives and hedge accounting

Derivatives are primarily used by the Company to manage risk associated with interest rate or equity market risk or volatility. Freestanding derivatives are carried in the Balance Sheets at fair value. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivatives are reported in net derivative gains (losses) in the Statements of Income.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception, detailing the particular risk management objective and strategy for the hedge (which includes the item and risk that is being hedged), the derivative that is being used and how hedge effectiveness is being assessed. For hedge accounting purposes, a distinction is made between fair value hedges, cash flow hedges and hedges of a net investment in a foreign operation. Currently, the Company only has cash flow hedges.

A cash flow hedge is the hedge of the exposure to variability of cash flows to be received or paid related to a recognized asset or liability. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into the Statements of Income when the Company’s earnings are affected by the variability of the hedged item. Any hedge ineffectiveness is recognized as a component of net derivative gains (losses) in the Statements of Income.

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Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

Checks Not Yet Presented for Payment

The Company’s checks not yet presented for payment consists of checks written that have not yet cleared the Company’s bank accounts. The majority of the Company’s bank accounts are zero balance accounts that are funded at the time items clear against the account; therefore, the outstanding checks represent immediately payable liabilities. As the recipients of these checks have generally not yet received payment, the Company classifies the outstanding checks as a liability. Checks not yet presented for payment are classified in the cash flows from operating activities section of the Company’s Statement of Cash Flows.

Securities Lending

Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Company retains substantially all the risks and rewards of asset ownership. The loaned securities are included in fixed maturity AFS securities in the Balance Sheets. A liability is recognized for cash collateral received, required initially at 102%, on which interest is accrued. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities.

Reverse Repurchase Agreements

The Company enters into dollar roll repurchase agreement transactions whereby the Company takes delivery of mortgage-backed securities (“MBS”) pools and sells them to a counterparty along with an agreement to repurchase substantially the same pools at some point in the future, typically one month forward. These transactions are accounted for as collateralized borrowings and the repurchase agreement liability is included in the Balance Sheets in payables for collateral under securities loaned and reverse repurchase agreements.

Value of Business Acquired (“VOBA”), Deferred Policy Acquisition Costs (“DAC”) and Deferred Sales Inducements (“DSI”)

VOBA

VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, Separate Account performance, operating expenses, investment returns, and other factors. Actual experience on the purchased business may vary from these projections.

For acquired annuity and variable life insurance contracts, VOBA is amortized in proportion to gross profits arising principally from investment margins, mortality and expense margins, rider margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. Revisions in estimates result in changes to the amounts amortized in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance. See Note 5 to the financial statements for further discussion.

DAC

The costs of acquiring business, principally commissions, certain expenses related to policy issuance, and certain variable sales expenses that relate to and vary with the production of new and renewal business are deferred and amortized based on the estimated future gross profits for a group of contracts. DAC are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each reporting period.

DAC for variable annuities is amortized with interest over the anticipated lives of the insurance contracts in relation to the present values of estimated future gross profits from asset-based fees, guaranteed benefit rider fees, contract fees, and surrender charges, less a provision for guaranteed death and living benefit expenses, policy maintenance expenses, and non-capitalized commissions. Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. The impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as

20

“unlocking”. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

At December 31, 2014 and 2013, variable annuities accounted for the Company’s entire DAC asset. See Note 5 to the Financial Statements for further discussion.

DSI

The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the DSI asset.

The expense and the subsequent capitalization and amortization (accretion) are recorded as a component of policy benefits in the Statements of Income. At December 31, 2014 and 2013, variable annuities accounted for the Company’s entire DSI asset. See Note 5 to the Financial Statements for further discussion.

Goodwill

Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down to fair value based primarily on discounted cash flows. The Company performed annual tests of goodwill at December 31, 2014, 2013, and 2012 and determined there was no impairment of goodwill.

Separate Accounts

The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income.

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Policyholder Account Balances

The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the Balance Sheet dates. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

	2014	2013
Interest-sensitive life products	4.00%	4.00%
Interest-sensitive deferred annuities	0.25% - 4.90%	0.25% - 4.90%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

Future Policy Benefits

The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Interest rates used in establishing such liabilities were in the range of 0.01% to 7.44% during 2014 and 2013. See Note 6 to the Financial Statements for further discussion.

Revenue Recognition

Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.

Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned.

Revenues for CDAs consist of fees assessed based on a percentage of the participants covered asset pool, which are assets that are not internally managed by the Company. Fees on CDAs are recognized as they are assessed or earned.

Claims and Claims Settlement Expenses

Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

Income Taxes

The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with GAAP guidance. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted.

The Company is subject to taxes on premiums and is exempt from state income taxes in most states.

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Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date. See Note 15 to the Financial Statements for further discussion.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves.

Recent Accounting Guidance

Accounting Guidance Adopted in 2013

Accounting Standards Codification (“ASC”) 210, Balance Sheet

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-11, Disclosures about Offsetting Assets and Liabilities, which enhances disclosures about financial instruments and derivative instruments that are either offset on the statement of financial position or subject to an enforceable master netting arrangement or similar agreement. Entities are required to provide both net and gross information for these assets and liabilities in order to enhance comparability between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). The guidance is effective for annual reporting periods, and interim periods within those years, beginning on or after January 1, 2013. The disclosures required by this guidance should be applied retrospectively for all comparative periods presented. The Company adopted the guidance on January 1, 2013, which affects disclosures but did not impact the Company’s results of operations or financial position.

ASC 220, Comprehensive Income

In February 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which requires an entity to provide information about significant items reclassified out of accumulated other comprehensive income (“AOCI”) by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The guidance is effective prospectively for annual reporting periods, and interim periods within those years, beginning after December 15, 2012. The Company adopted the guidance on January 1, 2013, which affects disclosures but did not impact the Company’s results of operations or financial position.

ASC 740, Income Taxes

In July 2013, the FASB issued ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. The guidance requires that the liability related to certain unrecognized tax benefits should be offset against a deferred tax asset for a net operating loss carryforward, a similar tax loss or a tax credit carryforward if such settlement is required or expected in the event the uncertain tax position is disallowed. The guidance is effective prospectively for annual reporting periods, and interim periods within those years, beginning after December 15, 2013, with early application permitted. The Company early adopted the guidance in the third quarter of 2013, which affects disclosures but did not impact the Company’s results of operations or financial position. See Note 7 to the Financial Statements for further discussion.

Future Accounting Guidance

ASC 860, Transfers and Servicing

In June 2014, the FASB issued ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The guidance requires repurchase-to-maturity transactions to be accounted for as secured borrowings and amends accounting for repurchase financings. It also requires disclosure for (1) repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings and (2) certain transactions accounted for as a sale. The guidance will be effective for the Company on January 1, 2015, except for disclosure requirements for certain transactions accounted for as secured borrowings which will be effective on April 1, 2015. The Company does not expect the new accounting requirements to impact the Company’s results of operations or financial position and is evaluating the impact that adoption will have on the Company’s disclosures.

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ASC 205, Presentation of Financial Statements

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements-Going Concern (ASC Subtopic 205-40):

Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. This guidance requires an entity’s management to evaluate whether there are conditions or events that, considered in the aggregate, raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. It also requires disclosures under certain circumstances. The guidance is effective for annual periods ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. Implementation of the ASC will not affect the Company’s financial position or results of operations. The Company is in the process of reviewing its policies and processes to ensure compliance with the new guidance.

ASC 606, Revenue from Contracts with Customers

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers: Topic 606. The guidance in this update supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance unless the contracts are within the scope of other standards (for example, financial instruments, insurance contracts or lease contracts). The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance establishes a five-step process to achieve this core principle. ASU 2014-09 will be effective for the Company on January 1, 2017, using either of two methods: retrospective to each prior reporting period presented with certain practical expedients, or retrospective with the cumulative effect of initial application recognized at the date of initial application subject to certain additional disclosures. The Company has not yet selected a transition method and is evaluating the impact that adoption of this update is expected to have on the Company’s financial statements.

Note 3. Fair Value of Financial Instruments

Fair Value Measurements

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair Value Hierarchy

The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

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Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company recognizes transfers between levels at the beginning of the quarter.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis:

	December 31, 2014
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$1,177,409	$—	$1,177,409
Asset-backed securities	—	124,686	8,474	133,160
Commercial mortgage-backed securities	—	100,801	—	100,801
Residential mortgage-backed securities	—	45,447	—	45,447
Municipals	—	800	—	800
Government and government agencies
United States	400,251	—	—	400,251
Foreign	3,564	6,481	—	10,045

Total fixed maturity AFS securities (a)	403,815	1,455,624	8,474	1,867,913
Equity securities (a)
Banking securities	—	29,702	—	29,702
Industrial securities	—	6,256	—	6,256

Total equity securities (a)	—	35,958	—	35,958
Cash equivalents (b)	—	232,509	—	232,509
Derivative assets (f)	—	1,055	—	1,055
Limited partnerships (c)	—	60,432	4,086	64,518
Separate Accounts assets (d)	6,771,369	—	—	6,771,369

Total assets	$7,175,184	$1,785,578	$12,560	$8,973,322

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$633	$633
Derivative liabilities (f)	—	18,744	—	18,744

Total liabilities	$—	$18,744	$633	$19,377

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	December 31, 2013
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$1,155,637	$1,596	$1,157,233
Asset-backed securities	—	110,067	4,832	114,899
Commercial mortgage-backed securities	—	110,146	—	110,146
Residential mortgage-backed securities	—	51,634	—	51,634
Municipals	—	773	—	773
Government and government agencies
United States	273,781	—	—	273,781
Foreign	3,635	6,204	—	9,839

Total fixed maturity AFS securities (a)	277,416	1,434,461	6,428	1,718,305
Equity securities (a)
Banking securities	—	28,386	—	28,386
Industrial securities	151	6,066	—	6,217

Total equity securities (a)	151	34,452	—	34,603
Cash equivalents (b)	—	299,784	—	299,784
Derivative assets (f)	—	858	—	858
Limited partnerships (c)	—	—	5,044	5,044
Separate Accounts assets (d)	7,342,243	—	—	7,342,243

Total assets	$7,619,810	$1,769,555	$11,472	$9,400,837

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$(17,528)	$(17,528)
Derivative liabilities (f)	—	50,930	—	50,930

Total liabilities	$—	$50,930	$(17,528)	$33,402

(a)	Securities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Level 1 securities primarily include highly liquid U.S. Treasury and U.S. government agency securities. Securities are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the asset or prices for similar assets. Securities are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 3 consists principally of fixed maturity securities whose fair value is estimated based on non-binding broker quotes and internal models. These internal models primarily use projected cash flows discounted using relevant risk spreads and market interest rate curves. At December 31, 2014 and 2013, less than 0.5% of fixed maturity AFS securities were valued using internal models.
(b)	Cash equivalents are primarily valued at amortized cost, which approximates fair value. Operating cash is not included in the above table.
(c)	Limited partnership investments in which management is able to determine that observable market inputs have been used and can be redeemed at the net asset value in 90 days or less are considered Level 2. The Company has an investment in a limited partnership for which the fair value is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis and is considered a Level 3 measurement. The valuation utilizing these financial statements is on a one quarter lag.
(d)	Separate Accounts assets are carried at the net asset value provided by the fund managers.
(e)	The Company issued contracts containing guaranteed minimum withdrawal benefit riders (“GMWB”) and obtained reinsurance on guaranteed minimum income benefit riders (“GMIB reinsurance”). GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host contract. In addition, the Company issues SALB contracts which are required to be reported at fair value. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, their fair values are determined using stochastic techniques under a variety of market return, discount rates and actuarial assumptions. Since many of the assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 of the fair value hierarchy.

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(f)	Level 2 derivatives include inflation swaps, variance swaps, total return swaps, and credit default swaps for which the Company utilized readily accessible quoted index levels and broker quotes. The fair value for inflation swaps is calculated as the difference between the consumer price index (or related readily accessible quoted inflation index level) at the reporting date from the last reset date, multiplied by the notional value of the swap. The fair value for the variance swaps is calculated as the difference between the estimated volatility of the underlying Standard and Poor’s 500 Composite Stock Price Index (“S&P”) at maturity to the actual volatility of the underlying S&P index at initiation (i.e., strike) multiplied by the notional value of the swap. Total return swaps are valued based on the change in the underlying equity index as of the last reset date. Credit default swaps are valued using a discounted cash flow model where future premium payments and protection payments are corrected for the probability of default which is modeled using an arbitrage free credit spread model.

During 2014 and 2013, there were no transfers between level 1 and 2, respectively.

The following table provides a summary of the change in fair value of the Company’s Level 3 assets at December 31, 2014 and 2013:

	December 31, 2014		December 31, 2013
	Limited Partnership	Fixed Maturity AFS Securities	Limited Partnership	Fixed Maturity AFS Securities
Balance at beginning of period (a)	$5,044	$6,428	$6,548	$91
Change in unrealized losses (b)	—	(72)	—	(404)
Purchases	—	—	—	16,817
Sales	(962)	(30)	(1,351)	(101)
Transfers into Level 3	—	3,744	—	3,677
Transfers out of Level 3	—	(1,596)	—	(13,668)
Changes in valuation (c)	4	—	(153)	16

Balance at end of period (a)	$4,086	$8,474	$5,044	$6,428

(a)	Recorded as a component of limited partnerships and fixed maturity AFS securities in the Balance Sheets.
(b)	Recorded as a component of other comprehensive income (loss).
(c)	Recorded as a component of net investment income in the Statements of Income.

In certain circumstances, the Company will obtain non-binding quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investments will be classified as Level 2. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. The increase in Level 3 fixed maturity AFS securities at December 31, 2014 was due to a security transferring from Level 2 to Level 3 due to the unavailability of market observable data. The increase was partially offset by a security transferring from Level 3 to Level 2 due to the availability of market observable data. The increase in Level 3 fixed maturity AFS securities at December 31, 2013 was driven by the purchase of five securities at Level 3 within the period. The increase was partially offset by two securities transferring from Level 3 to Level 2 due to the availability of market observable data from an external source.

The Company’s Level 3 liabilities (assets) consist of provisions for GMWB, SALB and GMIB reinsurance. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns,

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discount rates and actuarial assumptions. For GMWB and SALB, an increase (decrease) in credit spread in isolation would result in a lower (higher) fair value measurement and increases (decreases) in volatility in isolation would result in a higher (lower) fair value measurement. Changes in the Company’s credit spread and volatility assumption have an inverse reaction for GMIB reinsurance, due to this reserve being an asset.

The expected returns are based on risk-free rates, such as the current London Inter-Bank Offered Rate (“LIBOR”) forward curve. The credit spread, which is the most significant unobservable input, is set by using the credit default swap (“CDS”) spreads of a reference portfolio of life insurance companies, adjusted to reflect the subordination of senior debt holders at the holding company level to the position of policyholders at the operating company level (who have priority in payments to other creditors). The credit spread was 30 basis points (“bps”) and 45 bps at December 31, 2014 and 2013, respectively.

For equity volatility, the Company uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases, therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate. The resulting volatility assumption in year 20 for the S&P (expressed as a spot rate) was 24.3% and 23.9% at December 31, 2014 and 2013, respectively. Correlations of market returns across underlying indices are based on historical market returns and their inter-relationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities. These assumptions are reviewed at each valuation date and updated based on historical experience and observable market data as required.

The following table provides a summary of the changes in fair value of the Company’s Level 3 liabilities (assets) at December 31, 2014 and 2013:

	December 31, 2014			December 31, 2013
	GMWB	GMIB Reinsurance	SALB	GMWB	GMIB Reinsurance	SALB
Balance at beginning of period (b)	$21,776	$(39,345)	$41	$81,222	$(90,019)	$41
Changes in interest rates (a)	30,760	(26,759)	—	(35,661)	26,663	—
Changes in equity markets (a)	762	2,330	463	(15,488)	25,483	—
Other (a)	7,404	3,201	—	(8,297)	(1,472)	—

Balance at end of period (b)	$60,702	$(60,573)	$504	$21,776	$(39,345)	$41

(a)	Recorded as a component of policy benefits in the Statements of Income.
(b)	Recorded as a component of future policy benefits in the Balance Sheets.

During 2014, the change in GMWB and GMIB reinsurance reserves was primarily driven by declining interest rates and updated policyholder behavior assumptions. During 2013, the change in GMWB and GMIB reinsurance reserves was primarily driven by increased interest rates, updated policyholder behavior assumptions and better than expected equity market performance. During 2014, the change in the SALB reserve was due to an increase in fees collected.

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The following table provides a summary of the quantitative inputs and assumptions of the Company’s Level 3 assets and liabilities at December 31, 2014 and 2013:

Description	December 31, 2014 Estimated Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Assets
Fixed maturity securities
Asset-backed securities	$8,474

Total fixed maturity securities	8,474	Broker	Not applicable	Not applicable
Limited partnership	4,086	Not applicable (1)	Not applicable (1)	Not applicable (1)

Total assets	$12,560

Liabilities
Future policy benefits (embedded derivatives) - GMWB	$60,702	Discounted cash flows	Own credit risk	30 bps
			Long-term volatility	25%
Future policy benefits (embedded derivatives) - GMIB Reinsurance	(60,573)	Discounted cash flows	Own credit risk	30 bps
			Long-term volatility	25%
Future policy benefits - SALB	504	See comment below (2)	See comment below (2)	See comment below (2)

Total liabilities	$633

Description	December 31, 2013 Estimated Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Assets
Fixed maturity securities
Corporate securities	$1,596
Asset-backed securities	4,832

Total fixed maturity securities	6,428	Broker	Not applicable	Not applicable
Limited partnership	5,044	Not applicable (1)	Not applicable (1)	Not applicable (1)

Total assets	$11,472

Liabilities
Future policy benefits (embedded derivatives) - GMWB	$21,776	Discounted cash flows	Own credit risk	45 bps
			Long-term volatility	25%
Future policy benefits (embedded derivatives) - GMIB Reinsurance	(39,345)	Discounted cash flows	Own credit risk	45 bps
			Long-term volatility	25%
Future policy benefits - SALB	41	See comment below (2)	See comment below (2)	See comment below (2)

Total liabilities	$(17,528)

(1)	The Company has an investment in a limited partnership for which the fair value is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. Management did not make any adjustments to the valuation from the underlying financial statements. As a result, inputs are not developed by management to determine the fair value measurement for this investment.
(2)	The SALB is a relatively new product with fewer than 150 policies. Due to the small size of this block the liability was determined based on fees earned.

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The following table provides the estimated fair value of the Company’s assets not carried at fair value on the Balance Sheets at December 31, 2014 and 2013:

	December 31, 2014
	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans on real estate (a)	$—	$—	$71,433	$71,433
Policy loans (b)	—	681,071	—	681,071

Total assets	$—	$681,071	$71,433	$752,504

	December 31, 2013
	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans on real estate (a)	$—	$—	$51,508	$51,508
Policy loans (b)	—	710,087	—	710,087

Total assets	$—	$710,087	$51,508	$761,595

(a)	The fair value of mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or remaining maturities.
(b)	Policy loans are stated at unpaid principal balance. The fair value of policy loans approximates their book value.

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Note 4. Investments

Fixed Maturity and Equity Securities

The amortized cost/cost and estimated fair value of investments in fixed maturity and equity AFS securities at December 31, 2014 and 2013 were:

	December 31, 2014
		Gross Unrealized		Estimated
	Amortized			Fair	OTTI
	Cost/Cost	Gains	Losses	Value	in AOCI(1)
Fixed maturity AFS securities
Corporate securities	$1,095,082	$89,852	$(7,525)	$1,177,409	$—
Asset-backed securities	127,803	5,743	(386)	133,160	(97)
Commercial mortgage-backed securities	96,594	4,341	(134)	100,801	—
Residential mortgage-backed securities	42,205	3,244	(2)	45,447	—
Municipals	916	—	(116)	800	—
Government and government agencies
United States	334,448	65,805	(2)	400,251	—
Foreign	8,673	1,372	—	10,045	—

Total fixed maturity AFS securities	$1,705,721	$170,357	$(8,165)	$1,867,913	$(97)

Equity securities
Banking securities	$28,137	$2,135	$(570)	$29,702	$—
Industrial securities	5,791	465	—	6,256	—

Total equity securities	$33,928	$2,600	$(570)	$35,958	$—

	December 31, 2013
		Gross Unrealized		Estimated
	Amortized			Fair	OTTI
	Cost/Cost	Gains	Losses	Value	in AOCI(1)
Fixed maturity AFS securities
Corporate securities	$1,083,348	$82,645	$(8,760)	$1,157,233	$—
Asset-backed securities	112,018	3,862	(981)	114,899	(726)
Commercial mortgage-backed securities	106,041	6,136	(2,031)	110,146	—
Residential mortgage-backed securities	47,862	3,773	(1)	51,634	—
Municipals	919	—	(146)	773	—
Government and government agencies
United States	271,261	10,585	(8,065)	273,781	—
Foreign	8,756	1,083	—	9,839	—

Total fixed maturity AFS securities	$1,630,205	$108,084	$(19,984)	$1,718,305	$(726)

Equity securities
Banking securities	$28,136	$1,070	$(820)	$28,386	$—
Industrial securities	5,926	291	—	6,217	—

Total equity securities	$34,062	$1,361	$(820)	$34,603	$—

(1)	Represents other than temporary impairments (“OTTI”) in Accumulated Other Comprehensive Income (“AOCI”), which were not included in earnings. Amount excludes $3,202 and $922 of unrealized gains at December 31, 2014 and 2013, respectively.

Excluding investments in U.S. government and government agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

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The amortized cost and estimated fair value of fixed maturity AFS securities by investment grade at December 31, 2014 and 2013 were:

	December 31, 2014		December 31, 2013
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Investment grade	$1,615,944	$1,776,153	$1,571,119	$1,654,010
Below investment grade	89,777	91,760	59,086	64,295

Total fixed maturity AFS securities	$1,705,721	$1,867,913	$1,630,205	$1,718,305

At December 31, 2014 and 2013 the estimated fair value of fixed maturity securities rated BBB- were $107,865 and $117,465, respectively, which is the lowest investment grade rating given by S&P. Below investment grade securities are speculative and are subject to significantly greater risks related to the creditworthiness of the issuers and the liquidity of the market for such securities. The Company closely monitors such investments.

The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2014 and 2013 by contractual maturities were:

	December 31, 2014		December 31, 2013
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Fixed maturity AFS securities
Due in one year or less	$61,405	$62,356	$11,751	$11,992
Due after one year through five years	480,098	514,063	344,357	369,929
Due after five years through ten years	453,522	481,957	586,004	628,131
Due after ten years	444,094	530,129	422,172	431,574

	1,439,119	1,588,505	1,364,284	1,441,626
Mortgage-backed securities and other asset-backed securities	266,602	279,408	265,921	276,679

Total fixed maturity AFS securities	$1,705,721	$1,867,913	$1,630,205	$1,718,305

In the preceding table fixed maturity securities not due at a single maturity date have been included in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The Company did not hold any trading securities during the years ended 2014 and 2013. During 2012, there was $101 of investment income on fixed maturity trading securities recorded in net investment income in the Statements of Income. During 2012 there was $1,069 of income recognized from the change in the fair value on fixed maturity trading securities recorded in net investment income in the Statements of Income. The Company recognized losses of $960 during 2012 on the conversion of fixed maturity trading securities to preferred stock.

The Company had investment securities with an estimated fair value of $20,484 and $21,007 that were deposited with insurance regulatory authorities at December 31, 2014 and 2013, respectively.

Unrealized Gains (Losses) on Fixed Maturity and Equity Securities

The Company’s investments in fixed maturity and equity securities classified as AFS are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes.

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The estimated fair value and gross unrealized losses and OTTI of fixed maturity and equity AFS securities aggregated by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2014 and 2013 were as follows:

	December 31, 2014
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$60,583	$64,799	$(4,216)
Asset-backed securities	70,078	70,188	(110)
Commercial mortgage-backed securities	528	529	(1)
Government and government agencies - United States	9,310	9,312	(2)
Equity securities - banking securities	8,050	8,500	(450)

Total fixed maturity and equity securities	148,549	153,328	(4,779)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Corporate securities	3,363	3,783	(420)
Residential mortgage-backed securities	9	9	—

Total fixed maturity and equity securities	3,372	3,792	(420)

Greater than one year
Fixed maturity AFS securities
Corporate securities	44,656	47,545	(2,889)
Asset-backed securities	6,721	6,997	(276)
Commercial mortgage-backed securities	8,504	8,637	(133)
Residential mortgage-backed securities	59	61	(2)
Municipals	800	916	(116)
Equity securities - banking securities	1,676	1,796	(120)

Total fixed maturity and equity securities	62,416	65,952	(3,536)

Total fixed maturity and equity securities	$214,337	$223,072	$(8,735)

33

	December 31, 2013
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$87,670	$91,425	$(3,755)
Asset-backed securities	63,709	64,265	(556)
Commercial mortgage-backed securities	1,478	1,526	(48)
Residential mortgage-backed securities	9	9	—
Municipals	773	919	(146)
Government and government agencies - United States	168,312	176,377	(8,065)
Equity securities - banking	9,476	10,296	(820)

Total fixed maturity and equity securities	331,427	344,817	(13,390)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Corporate securities	46,542	50,577	(4,035)
Asset-backed securities	3,164	3,207	(43)
Commercial mortgage-backed securities	21,230	23,213	(1,983)
Residential mortgage-backed securities	7	7	—

Total fixed maturity and equity securities	70,943	77,004	(6,061)

Greater than one year
Fixed maturity AFS securities
Corporate securities	17,768	18,738	(970)
Asset-backed securities	7,018	7,400	(382)
Residential mortgage-backed securities	80	81	(1)

Total fixed maturity and equity securities	24,866	26,219	(1,353)

Total fixed maturity and equity securities	$427,236	$448,040	$(20,804)

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

The total number of securities in an unrealized loss position was 95 and 113 at December 31, 2014 and 2013, respectively.

There were two securities in a continuous unrealized loss position where fair value had declined below amortized cost by greater than 20% at December 31, 2014. The securities had an estimated fair value of $3,221 with an unrealized loss of $2,665. At December 31, 2013 there was one security in a continuous unrealized loss position where fair value had declined below amortized cost by greater than 20%. The security had an estimated fair value of $1,695 with an unrealized loss of $461.

Unrealized gains (losses) incurred during the years ended December 31, 2014 and 2013 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. If the Company has the intent to sell or it is more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, securities are written down to fair value. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to discounted cash flows. As the remaining unrealized losses in the portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired.

34

The components of net unrealized gains (losses) and OTTI included in accumulated other comprehensive income (loss), net of taxes, at December 31, 2014 and 2013 were as follows:

	December 31,
	2014	2013
Assets
Fixed maturity securities	$162,192	$88,100
Equity securities	2,030	541
Cash flow hedges	2,296	1,813
Value of business acquired	(35,943)	(29,418)

	130,575	61,036

Liabilities
Income taxes - deferred	(21,333)	(21,333)

	(21,333)	(21,333)

Stockholder’s equity
Accumulated other comprehensive income, net of taxes	$109,242	$39,703

The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive income (loss), net of taxes. At December 31, 2014 and 2013, there were no adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist entirely of mortgages on commercial real estate. Prepayment premiums are collected when borrowers elect to prepay their debt prior to the stated maturity, and are included in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income. There were no prepayment premiums for the years ended December 31, 2014 and 2013.

Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. A valuation allowance is established when a loan is impaired for the excess carrying value of the loan over its estimated collateral value. In addition to the valuation allowance for specific loans, a general reserve is estimated based on a percent of the outstanding loan balance. The general reserve at December 31, 2014 and 2013 was $36 and $27, respectively. The change in the reserve is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income. There were no impaired mortgage loans at December 31, 2104 or 2013. The change in the credit loss allowances on mortgage loans by type of property for the years ended December 31 was as follows:

	December 31,
Commercial	2014	2013
Balance at beginning of period	$27	$25
Provision	9	2

Balance at end of period	$36	$27

The commercial mortgages are geographically diversified throughout the United States with the largest concentrations in Pennsylvania, New Hampshire, California, Washington, Minnesota, and Oregon which account for approximately 78% of mortgage loans at December 31, 2014.

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The credit quality of mortgage loans by type of property for the years ended December 31 was as follows:

	December 31,
Commercial	2014	2013
AAA - AA	$21,378	$16,758
A	45,325	20,053
BBB	—	9,648

Total mortgage loans on real estate	66,703	46,459
Less: reserves	(36)	(27)

Total mortgage loans on real estate, net	$66,667	$46,432

The credit quality for the commercial mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the risk rating process is updated at least annually. While mortgage loans with a lower rating carry a higher risk of loss, adequate reserves for loan losses have been established to cover those risks.

Policy Loans

Policy loans on insurance contracts are stated at unpaid principal balances. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Securities Lending

The following table provides a summary of the securities under securities lending agreements for years ended December 31:

	December 31,
	2014	2013
Payable for collateral under securities loaned	$265,236	$260,506
Amortized cost of securities out on loan	215,195	251,183
Estimated fair value of securities out on loan	260,060	247,221

Reverse Repurchase Agreements

The following table provides a summary of the securities under reverse repurchase agreements for years ended December 31:

	December 31,
	2014	2013
Payable for reverse repurchase agreements	$644	$—
Amortized cost of securities pledged	634	—
Estimated fair value of securities pledged	646	—

Derivatives and Hedge Accounting

The Company uses several types of derivatives to manage the capital market risk associated with the GMWB.

S&P futures contracts are used to hedge the equity risk associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. Net settlements on the futures occur daily. The realized gains (losses) on settlement of these futures have been recorded in net derivative losses in the Statements of Income.

The Company uses variance swaps to hedge equity risk. During 2013, the Company also entered into total return swaps which are based on the S&P. The Company recognizes gains (losses) from the change in fair value of the variance swaps and total return swaps in net derivative losses in the Statements of Income.

36

The Company also uses equity collars to hedge equity risk. These derivatives were purchased in the fourth quarter of 2012 as part of a hedging program which, with a zero cost at issue, hedges a portion of equity market decline by selling a portion of market upside above the Company’s long-term expected return. The Company recognizes gains (losses) from the change in fair value of the equity collars in net derivative losses in the Statements of Income. The equity collar was disposed of during the fourth quarter of 2013 due to changing market conditions and business needs.

During the third quarter of 2013, the Company entered into cash flow hedging transactions on Treasury Inflation Protected Securities (“TIPS”) utilizing interest rate swaps to lengthen portfolio duration and to hedge the variability of cash flows due to changes in inflation.

During the fourth quarter of 2014, the Company began writing credit default swaps enabling the Company to change the risk profile of the assets in the portfolio by enhancing the overall yield. As a writer of credit default swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit default swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized in net derivative gains (losses) on the Statement of Income.

The following table presents the notional and fair value for hedging instruments as of December 31, 2014 and 2013:

	Notional		Fair Value
	December 31,		December 31,
Derivative Type	2014	2013	2014	2013
Non-qualifying hedges
Short futures	$49,873	$55,877	$—	$—
Variance swaps	1,059	1,000	(3,243)	(5,579)
Total return swaps	852,910	686,679	(17,941)	(46,249)
Credit default swaps	170,000	—	2,017	—

Total non-qualifying hedges	1,073,842	743,556	(19,167)	(51,828)

Cash flow hedges
Interest rate swaps	49,884	49,884	1,478	1,756

Total cash flow hedges	49,884	49,884	1,478	1,756

Derivative Total	$1,123,726	$793,440	$(17,689)	$(50,072)

The following table presents the net derivative gains (losses) recognized in the Statements of Income:

	Net Derivative Gains (Losses) Recognized In Income
	December 31,
Derivative Type	2014	2013	2012
Short futures	$(7,819)	$(33,021)	$(30,225)
Long futures	—	41,073	—
Variance swaps	(5,118)	(6,964)	(8,376)
Total return swaps	(60,439)	26,941	—
Interest rate swaps	(77)	(84)	—
Equity collar	—	(287,845)	(9,801)
Credit default swaps	(2,700)	—	—

Total	$(76,153)	$(259,900)	$(48,402)

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The following table presents the maximum potential amount of future payments, credit rating, and maturity dates for the credit default swaps as of December 31, 2014:

	Maximum Potential Amount of Future Payments	Credit Rating	Maturity Date Range
Derivative Type	December 31, 2014
Credit default swaps
Corporate debt	$100,000	A	June 2017 - December 2020
Sovereign debt	70,000	A	June 2017 - December 2020

Credit default swaps total	$170,000

The following tables present the components of the gain or loss on derivatives that qualify as cash flow hedges:

	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)			Net Realized Gains (Losses) Recognized in Income on Derivative (Ineffective Portion)
	December 31,			December 31,
	2014	2013	2012	2014	2013	2012
Interest rate swaps	$483	$1,813	$—	$(77)	$(84)	$—

Total	$483	$1,813	$—	$(77)	$(84)	$—

				Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
				December 31,
		Location		2014	2013	2012
Interest rate swaps		Net investment income		$(761)	$(57)	$—

Total				$(761)	$(57)	$—

All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

As of December 31, 2014, the before-tax deferred net losses on derivatives recorded in AOCI that are expected to be reclassified to the Statements of Income during the next twelve months are ($761). This expectation is based on the anticipated interest payments on the hedged investments in TIPS that will occur over the next twelve months, at which time the Company will recognize the deferred gains (losses) as an adjustment to interest income over the term of the investment cash flows.

The Company receives or pledges collateral related to these derivative transactions. The credit support agreement contains a fair value threshold of $1,000 over which collateral needs to be pledged by the Company or its counterparty. At December 31, 2014 and 2013, the Company has pledged securities in the amount of $27,862 and $31,213, respectively, to counterparties. The Company did not receive cash collateral from counterparties at December 31, 2014 and 2013.

In addition, in order to trade futures, the Company is required to post collateral to an exchange (sometimes referred to as margin). The fair value of collateral posted in relation to the futures margin was $3,235 and $8,452 as of December 31, 2014 and 2013, respectively.

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Offsetting of Financial Instruments

The Company has derivative instruments that are subject to master netting agreements. These agreements include provisions to setoff positions with the same counterparties in the event of default by one of the parties. The following tables present the offsetting of derivative assets for the periods ended December 31, 2014 and 2013:

	December 31, 2014
				Gross Amounts Not Offset in the Balance Sheet
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheet	Net Amounts of Assets Presented in the Balance Sheet	Financial Instruments	Collateral Received	Net Amount
Derivatives	$5,467	$4,412	$1,055	$—	$—	$1,055

Total	$5,467	$4,412	$1,055	$—	$—	$1,055

	December 31, 2013
				Gross Amounts Not Offset in the Balance Sheet
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheet	Net Amounts of Assets Presented in the Balance Sheet	Financial Instruments	Collateral Received	Net Amount
Derivatives	$1,756	$898	$858	$451	$—	$407

Total	$1,756	$898	$858	$451	$—	$407

The following tables present the offsetting of derivative liabilities for the periods ended December 31, 2014 and 2013:

	December 31, 2014
				Gross Amounts Not Offset in the Balance Sheet
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheet	Net Amounts of Liabilities Presented in the Balance Sheet	Financial Instruments	Collateral Pledged	Net Amount
Derivatives	$23,156	$4,412	$18,744	$—	$17,637	$1,107

Total	$23,156	$4,412	$18,744	$—	$17,637	$1,107

	December 31, 2013
				Gross Amounts Not Offset in the Balance Sheet
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheet	Net Amounts of Liabilities Presented in the Balance Sheet	Financial Instruments	Collateral Pledged	Net Amount
Derivatives	$51,828	$898	$50,930	$—	$29,235	$21,695

Total	$51,828	$898	$50,930	$—	$29,235	$21,695

There were no other financial assets or financial liabilities as of December 31, 2014 and 2013 that were subject to offsetting.

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Net Investment Income

Net investment income by source for the years ended December 31 was as follows:

	2014	2013	2012
Fixed maturity AFS securities	$72,568	$80,560	$81,650
Fixed maturity trading securities	—	—	209
Equity securities	2,091	2,083	2,070
Limited partnerships	436	(153)	(116)
Mortgage loans on real estate	3,100	3,275	3,527
Policy loans	36,765	38,334	40,833
Cash and cash equivalents	559	619	934
Derivatives	4,478	1,573	—
Other	351	366	420

Gross investment income	120,348	126,657	129,527
Less: investment expenses	(3,410)	(5,524)	(4,244)

Net investment income	$116,938	$121,133	$125,283

Realized Investment Gains (Losses)

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds and gross realized investment gains (losses) from the sale of AFS securities for the years ended December 31 were as follows:

	2014	2013	2012
Proceeds	$106,257	$756,322	$267,437
Gross realized investment gains	4,754	9,598	8,021
Gross realized investment losses	(867)	(13,787)	(253)
Proceeds on AFS securities sold at a realized loss	27,987	296,028	6,647

Net realized investment gains (losses) for the years ended December 31 were as follows:

	2014	2013	2012
Fixed maturity AFS securities	$3,753	$(5,103)	$7,378
Equity securities	30	171	30
Mortgage loans on real estate	(1,997)	(2)	2
Adjustment related to VOBA	842	439	(561)

Net realized investment gains (losses)	$2,628	$(4,495)	$6,849

During the first quarter of 2014 the Company impaired a mortgage loan which was subsequently sold during the third quarter of 2014 for a ($1,997) realized loss. There were no impaired mortgage loans in periods ended December 31, 2013 and 2012.

OTTI

If management determines that a decline in the value of an AFS equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. For debt securities, the manner in which an OTTI is recorded depends on whether management intends to sell a security or it is more likely than not that it will be required to sell a security in an unrealized loss position before its anticipated recovery. If management intends to sell or more likely than not will be required to sell the debt security before recovery, the OTTI is recognized in earnings for the difference between amortized cost and fair value. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss is recognized in earnings at an amount equal to the difference between the amortized cost of the debt security and the present value of the security’s anticipated cash flows, and a non credit loss is recognized in OCI for any difference between the fair value and the net present value of the debt security at the impairment measurement date.

40

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the years ended December 31:

	December 31,
	2014	2013
Balance at beginning of period	$714	$1,420
Additional credit loss impairments recognized in the current period on securities previously impaired through other comprehensive income	104	436
Accretion of credit loss impairments previously recognized	(1,003)	(1,142)

Balance at end of period	$(185)	$714

The components of OTTI reflected in the Statements of Income for the years ended December 31 were as follows:

	2014	2013	2012
Gross OTTI losses on securities	$104	$743	$360
Net OTTI loss recognized in OCI	—	—	—

Net OTTI losses	104	743	360
VOBA	—	(35)	(35)

Net OTTI losses recognized in income	$104	$708	$325

During 2014 the Company impaired its holding of a previously OCI impaired 2006 vintage residential mortgage backed security (“RMBS”) and a previously OCI impaired 2007 vintage RMBS due to adverse changes in cash flows.

During 2013, the Company had an intent to sell impaired corporate bond, two previously OCI impaired 2007 vintage RMBS and one 2006 vintage RMBS due to adverse changes in cash flows.

During 2012, the Company impaired several RMBS due to adverse changes in cash flows.

Note 5. VOBA, DAC, and DSI

VOBA

VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Accounts performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience. The long-term growth rate assumption for the amortization of VOBA, DAC and DSI was 8% at December 31, 2014 and 2013 and 9% at December 31, 2012.

The change in the carrying amount of VOBA for the years ended December 31 was as follows:

	2014	2013
Balance at beginning of period	$284,602	$268,541
Amortization expense	(17,405)	(17,432)
Unlocking	6,565	12,662
Adjustment related to realized gains on investments and OTTI	842	439
Adjustment related to unrealized (gains) losses and OTTI on investments	(6,525)	20,392

Balance at end of period	$268,079	$284,602

41

During 2014, the decrease in VOBA was primarily driven by amortization expense from lower favorable equity market performance and a decrease in adjustments related to unrealized (gains) losses and OTTI on investments resulting from increased unrealized gains during the year. The change in unlocking was driven by lower favorable equity market performance resulting in amortization and favorable unlocking.

The estimated future amortization of VOBA from 2015 to 2019 is as follows:

2015	$23,833
2016	22,309
2017	21,196
2018	19,707
2019	18,188

DAC and DSI

The change in the carrying amount of DAC and DSI for the years ended December 31 was as follows:

	DAC	DSI
Balance, January 1, 2013	$47,388	$10,004
Capitalization	422	63
Amortization	(10,750)	(2,222)
Unlocking	(2,191)	(301)

Balance, December 31, 2013	34,869	7,544
Capitalization	190	27
Accretion	3,690	917
Unlocking	2,378	863

Balance, December 31, 2014	$41,127	$9,351

The increase in DAC and DSI in 2014 was primarily driven by updated policyholder assumptions and underperforming Separate Accounts during the year which resulted in accretion and favorable unlocking as compared to 2013.

Note 6. Variable Contracts Containing Guaranteed Benefits

Variable Annuity Contracts Containing Guaranteed Benefits

Prior to 2009, the Company issued variable annuity contracts in which the Company may have contractually guaranteed to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company included a guaranteed minimum income benefit (“GMIB”) and a GMWB. Information regarding the general characteristics of each guaranteed benefit type is provided below:

•	In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•	In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years from contract issue that must elapse before the GMIB provision can be exercised.

•	Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal.

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The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	GMDB	GMIB	GMWB
2014
Net amount at risk (a)	$717,444	$9,511	$119,712
Average attained age of contract owners	71	66	75
Weighted average period remaining until expected annuitization	N/A	0.7 Years	N/A
2013
Net amount at risk (a)	$797,777	$6,581	$90,843
Average attained age of contract owners	72	66	74
Weighted average period remaining until expected annuitization	N/A	1.7 Years	N/A

(a)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the difference between the maximum amount payable under the guarantee and the contract owners’ account balance at the Balance Sheet date.

The Company records liabilities for contracts containing GMDB and GMIB as a component of future policy benefits in the Balance Sheets and changes in the liabilities are included as a component of policy benefits in the Statements of Income. The GMDB and GMIB liabilities are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and policyholder behavior assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.

The changes in the variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance, January 1, 2013	$144,043	$58,792
Guaranteed benefits incurred	33,192	14,334
Guaranteed benefits paid	(27,269)	(879)
Unlocking	(27,476)	(8,443)

Balance, December 31, 2013	122,490	63,804
Guaranteed benefits incurred	29,372	11,655
Guaranteed benefits paid	(27,516)	(1,261)
Unlocking	(12,251)	(4,423)

Balance, December 31, 2014	$112,095	$69,775

The change in reserves was primarily driven by a decrease in interest rates and updated policyholder assumptions during 2014 when compared to 2013.

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At December 31, contract owners’ account balances by mutual fund class by guaranteed benefit provisions were comprised as follows:

				Money
	Equity	Bond	Balanced	Market	Total
2014
GMDB only	$1,526,652	$508,580	$421,177	$146,636	$2,603,045
GMDB and GMIB	963,229	273,678	130,170	222,413	1,589,490
GMDB and GMWB	350,195	106,693	2,712	154,544	614,144
GMWB only	144,587	43,950	1,805	62,323	252,665
GMIB only	88,566	23,688	1,840	42,583	156,677
No guaranteed benefit	17,657	4,887	585	14,153	37,282

Total	$3,090,886	$961,476	$558,289	$642,652	$5,253,303

2013
GMDB only	$1,666,065	$575,859	$524,531	$112,005	$2,878,460
GMDB and GMIB	1,054,382	304,140	355,145	25,576	1,739,243
GMDB and GMWB	384,365	117,558	173,729	1,683	677,335
GMWB only	155,446	47,263	67,787	1,925	272,421
GMIB only	95,742	25,850	46,877	1,950	170,419
No guaranteed benefit	18,100	5,083	14,744	741	38,668

Total	$3,374,100	$1,075,753	$1,182,813	$143,880	$5,776,546

Variable Life Contracts Containing Guaranteed Benefits

The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	2014	2013
Balanced	$671,430	$684,445
Equity	578,149	587,129
Bond	154,326	168,667
Money Market	114,161	125,456

Total	$1,518,066	$1,565,697

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Note 7. Income Taxes

The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31:

	2014	2013	2012
		As Restated
Provisions for income taxes computed at Federal statutory rate (35%)	$13,635	$(48,278)	$33,753
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(7,861)	(8,960)	(8,120)
Tax credits	(416)	(520)	(919)
Valuation allowance on deferred tax assets	(510)	133,499	(90,402)
Provision to return adjustment	558	(1,740)	910
State taxes	(92)	2,082	(2,976)
Unrecognized tax benefits	110	283	126
Other	—	—	(224)

Income tax provision	$5,424	$76,366	$(67,852)

The effective tax rate was not meaningful for the twelve months ended December 31, 2014, 2013, and 2012. Differences between the effective rate and the U.S. statutory rate of 35% principally were the result of Separate Accounts dividends-received deduction (“DRD”) and the valuation allowance on net operating loss carryforward.

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The Company provides for federal income taxes based on amounts it believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the realization of certain tax deductions and credits.

Deferred tax assets and liabilities at December 31 were as follows:

	December 31,
	2014	2013
		As Restated
Deferred tax assets
Tax DAC	$44,525	$59,164
Net operating loss carryforward	184,806	169,375
Intangible assets	40,355	45,501
Policyholder reserves	39,840	49,490
Tax credits	12,790	12,308
Other	1,652	1,847

Total deferred tax assets	323,968	337,685
Valuation allowance	(113,406)	(139,295)

Net deferred tax assets	210,562	198,390

Deferred tax liabilities
Book DAC and VOBA	115,270	118,119
Policyholder reserves	31,440	39,084
Investments	68,686	40,781

Total deferred tax liabilities	215,396	197,984

Total net deferred tax asset (liability)	$(4,834)	$406

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The provision for income tax expense (benefit) consists of the following for the years ended:

	December 31,
	2014	2013	2012
	As Restated
Current federal income tax expense (benefit)	$181	$(61)	$1,260
Current state income tax expense (benefit)	—	158	(478)
Deferred federal income tax expense (benefit)	5,385	73,218	(64,525)
Deferred state income tax expense (benefit)	(142)	3,051	(4,109)

Total income tax expense (benefit)	$5,424	$76,366	$(67,852)

The provision for income tax receivable (payable) consists of the following for the periods ending December 31:

	December 31,
	2014	2013
		As Restated
Current federal income tax receivable (payable)	$(179)	$508
Current state income tax receivable (payable)	(96)	118
Deferred federal income tax payable	(5,895)	(513)
Deferred state income tax receivable	1,061	919

Net income tax receivable (payable)	$(5,109)	$1,032

At December 31, 2014 and 2013 (As Restated), the Company had a tax valuation allowance for deferred tax assets of $113,406 and $139,295, respectively (this includes losses that are anticipated to be used in the consolidated group to reflect the income statement impact of the losses that wouldn’t be used if filing separately). At December 31, 2013, management determined that deferred tax assets on the loss carryforwards and other assets are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment. The error that was identified during the preparation of the Company’s 2014 financial statements, which required a restatement of the Company’s financial statements as of the year ended December 31, 2013 and the three quarters of 2014 relate to the complexity of the tax valuation allowance calculation.

The Company has analyzed all material tax positions under the guidance of ASC 740, Income Taxes, related to the accounting for uncertainty in income tax, and determined there were tax benefits of $3,041 (gross $8,689) and $2,931 (gross $8,374) that should not be recognized at December 31, 2014 and 2013, respectively, which primarily relate to uncertainty regarding the sustainability of certain deductions taken on the 2013, 2012, 2011, 2010, 2009 and 2008 U.S. Federal income tax returns. To the extent these unrecognized tax benefits are ultimately recognized, they will not impact the effective tax rate in a future period. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The components of the change in the unrecognized tax benefits were as follows:

	December 31,
	2014	2013
Balance at beginning of period	$2,931	$2,648
Additions for tax positions of prior years	110	283

Balance at end of period	$3,041	$2,931

At December 31, 2014 and 2013, the Company had an operating loss carryforward for federal income tax purposes of $505,102 (net of the ASC 740 reduction of $8,689) and $459,738 (net of the ASC 740 reduction of $8,374), respectively, with a carryforward period of fifteen years that expire at various dates up to 2029. At December 31, 2014 and 2013, the Company had a capital loss carryforward of $2,468 and $4,127, respectively, for federal income

46

tax purposes with a carryforward period of five years that will expire in 2018. At December 31, 2014 and 2013, the Company had a foreign tax credit carryforward of $8,574 and $8,093, respectively, with a carryforward period of ten years that will expire at various dates up to 2024. Also, the Company has an Alternative Minimum Tax credit carryforward for federal income tax purposes of $4,216 at December 31, 2014 and 2013, with an indefinite carryforward period.

The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. These amounts are included in insurance expenses and taxes on the Statements of Income. The Company did not incur or recognize any penalties in its financial statements at December 31, 2014, 2013, and 2012. The Company recognized interest income of ($1), less than ($1), and ($30) at December 31, 2014, 2013, and 2012 respectively.

The Company records taxes on a separate company basis. Effective January 1, 2013 for federal income tax purposes the Company joined the Transamerica Corporation consolidated income tax group. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the agreement, taxes are payable to or receivable from Transamerica Corporation in amounts that would result had the company filed a separate tax return with taxing authorities. Any tax differences between the Company’s separately calculated provision and cash flows attributable to benefits from consolidation have been recognized as capital contributions from Transamerica Corporation. As of December 31, 2014, the Company recognized capital contributions from Transamerica Corporation in connection with the tax allocation agreement in the amount of $179,029. There were no capital contributions or return of capital in 2013. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service.

The Company filed a separate federal income tax return for the years 2008 through 2012. A consolidated tax return was filed for 2013. An examination by the Internal Revenue Service is in progress for the years 2011 and 2012. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. A consolidated tax return has not yet been filed for 2014.

Note 8. Accumulated Other Comprehensive Income

The following table presents the change in accumulated other comprehensive income by component for the years ended December 31:

	2014
	Unrealized Holding Gains (Losses) on AFS Securities (a)	Unrealized Holding Gains (Losses) on Cash Flow Hedges (a)	Total
Beginning balance	$38,533	$1,170	$39,703
OCI before reclassifications	68,979	(179)	68,800
Amounts reclassified from AOCI	248	491	739

Net current period OCI	69,227	312	69,539

Ending balance	$107,760	$1,482	$109,242

	2013
	Unrealized Holding Gains (Losses) on AFS Securities (a)	Unrealized Holding Gains (Losses) on Cash Flow Hedges (a)	Total
Beginning balance	$96,710	$—	$96,710
OCI before reclassifications	(43,440)	1,133	(42,307)
Amounts reclassified from AOCI	(14,737)	37	(14,700)

Net current period OCI	(58,177)	1,170	(57,007)

Ending balance	$38,533	$1,170	$39,703

47

	2012
	Unrealized Holding Gains (Losses) on AFS Securities (a)	Unrealized Holding Gains (Losses) on Cash Flow Hedges (a)	Total
Beginning balance	$75,229	$—	$75,229
OCI before reclassifications	24,082	—	24,082
Amounts reclassified from AOCI	(2,601)	—	(2,601)

Net current period OCI	21,481	—	21,481

Ending balance	$96,710	$—	$96,710

(a)	All amounts are net of tax.

The following table presents the reclassifications out of accumulated other comprehensive income for the years ended December 31:

	Amount Reclassified from AOCI			Affected Line Item in the Statement
AOCI Components	2014	2013	2012	Where Net Income is Presented
Unrealized holding gains (losses) on AFS securities
Available-for-sale securities	$(281)	$23,204	$4,327	Net realized investment gains (losses)
				Portion of OTTI previously recognized
	(104)	(356)	(294)	in OCI

	(385)	22,848	4,033	Total before tax
	(137)	8,111	1,432	Tax expense (benefit)

	$(248)	$14,737	$2,601	Net of tax

Unrealized holding losses on cash flow hedges
Interest rate swaps	$(761)	$(57)	$—	Net investment income

	(761)	(57)	—	Total before tax
	(270)	(20)	—	Tax benefit

	$(491)	$(37)	$—	Net of tax

Total amounts reclassified from AOCI	$(739)	$14,700	$2,601

Note 9. Stockholder’s Equity and Statutory Accounting Principles

The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Arkansas. The State of Arkansas has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles as the basis of its statutory accounting principles.

The Company’s statutory net income (loss) for the years ended December 31, 2014, 2013, and 2012 was $201,479, $196,612, and $178,189, respectively.

Statutory capital and surplus at December 31, 2014 and 2013 was $912,090 and $733,415, respectively. At December 31, 2014 and 2013, approximately $309,501 and $438,112, respectively, of stockholder’s equity was available for dividend distribution that would not require approval by the Arkansas Insurance Department, subject to the availability of unassigned surplus. During 2014, the Company paid a $100,000 dividend and received $179,029 in capital contributions to or from AUSA. During 2013, the Company did not pay any dividends or receive any capital contributions to or from AUSA.

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The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should have based upon that company’s risk profile. At December 31, 2014 and 2013, based on the RBC formula, the Company’s total adjusted capital level was significantly above the minimum amount of capital required to avoid regulatory action.

The Company has been given a verbal notification by the Insurance Department of the State of Arkansas of a financial examination for the period January 1, 2010 through December 31, 2014. The examination is expected to start during the second quarter of 2015.

Note 10. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily quota share coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies.

Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2014 and 2013, net reinsurance payable was ($49) and ($249), respectively. The Company did not have a reinsurance reserve at December 31, 2014 and 2013.

At December 31, 2014, the Company had the following life insurance in force:

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$5,289,416	$197,152	$879	$5,093,143	0.02%

In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and a GMDB provision to the extent reinsurance capacity is available in the marketplace. At December 31, 2014, 36% and 5% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured. At December 31, 2013, 36% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.

Note 11. Related Party Transactions

At December 31, 2014, the Company had the following related party agreements in effect:

The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During 2014, 2013 and 2012, the Company incurred $9,690, $10,751, and $11,514, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

The Company is party to intercompany short-term note receivable arrangements with its parent and affiliates at various times during the year. On June 27, 2014, the Company entered into an intercompany short-term note receivable with AUSA for $50,000 with an interest rate of 0.11% that was paid off in December 2014. On May 21, 2013, the Company entered into an intercompany short-term note receivable of $50,000 with an interest rate of 0.10% that was paid off in December 2013. During 2014, 2013 and 2012, the Company accrued and/or received $27, $29, and $0 of interest, respectively. Interest related to these arrangements is included in net investment income.

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AEGON USA Realty Advisors, LLC acts as the manager and administrator for the Company’s mortgage loans on real estate under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2014, 2013 and 2012, the Company incurred $89, $90, and $86, respectively, under this agreement. Mortgage loan origination fees are amortized into net investment income over the life of the mortgage loans. There were no mortgage loan origination fees during 2014, 2013 and 2012, respectively.

AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2014, 2013 and 2012, the Company incurred $1,770, $1,673, and $1,625, respectively, in expenses under this agreement. Charges attributable to this agreement are included in net investment income.

Transamerica Capital, Inc. provides underwriting and distribution services for the Company under an underwriting agreement. During 2014, 2013 and 2012, the Company incurred $30,836, $32,414, and $32,546, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

Transamerica Asset Management, Inc. acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under multiple service agreements. During 2014, 2013 and 2012, the Company incurred $406, $410 and $405, respectively, in expenses under this agreement. Charges attributed to these agreements are included in insurance expenses and taxes, net of amounts capitalized.

The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for said related party funds. The Company has entered into a distribution and shareholder services agreement for certain of the said funds. During 2014, 2013 and 2012, the Company received $2,584, $1,873, and $1,737, respectively, in revenue under these agreements. Revenue attributable to this agreement is included in policy charge revenue.

The Company is party to the purchasing and selling of investments between various affiliated companies. The investments are purchased and sold using the fair value on the date of the acquisition or disposition. The purchasing and selling of investments between affiliated companies for the years ended December 31, was as follows:

	2014	2013	2012
Investments purchased from affiliates:
AFS fixed maturities	$137,281	$—	$68,685
Limited partnerships	60,000	—	—
Derivatives	—	15,097	—
Investments sold to affiliates:
AFS fixed maturities	$24,844	$1,698	$9,714
Mortgage loans on real estate	2,038	—	—

While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.

Note 12. Commitments and Contingencies

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate the future assessments it will incur as a result of life insurance company insolvencies. At December 31, 2014 and 2013, the Company’s estimated liability for future guaranty fund assessments was $144 and $202, respectively. In addition, the Company has a receivable for future premium tax

50

deductions of $4,473 and $4,588 at December 31, 2014 and 2013, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability as appropriate.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.

Note 13. Segment Information

In reporting to management, the Company’s operating results are categorized into two business segments: Annuity and Life Insurance. The Company’s Annuity segment consists of variable annuity and interest-sensitive annuity contracts. The Company’s Life Insurance segment consists of variable life insurance and interest-sensitive life insurance contracts. The accounting policies of the business segments are the same as those for the Company’s financial statements included herein. All revenue and expense transactions are recorded at the contract level and accumulated at the business segment level for review by management. The following tables summarize each business segment’s contribution to select Statements of Income information for the years ended December 31:

		Life
	Annuity	Insurance	Total
2014
Net revenues (a)	$94,483	$77,628	$172,111
Amortization of VOBA	928	9,912	10,840
Policy benefits (net of reinsurance recoveries)	38,893	38,984	77,877
Income tax expense (benefit)	(2,796)	8,220	5,424
Net income	19,224	14,309	33,533
2013
Net revenues (a)	$(92,674)	$78,666	$(14,008)
Amortization of VOBA	34	4,736	4,770
Policy benefits (net of reinsurance recoveries)	6,421	40,451	46,872
Income tax expense	62,353	14,013	76,366
Net income (loss)	(224,439)	10,137	(214,302)
2012
Net revenues (a)	$127,544	$80,750	$208,294
Amortization of VOBA	24,267	3,547	27,814
Policy benefits (net of reinsurance recoveries)	(24,028)	43,028	19,000
Income tax expense (benefit)	(68,731)	879	(67,852)
Net income	142,182	22,108	164,290

(a)	Net revenues include total revenues net of interest credited to policyholder liabilities.

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The following tables represent select Balance Sheet information at December 31:

		Total
		Policyholder
	Total Assets	Liabilities
2014
Annuity	$7,119,636	$523,797
Life Insurance	2,988,805	1,138,164

Total	$10,108,441	$1,661,961

2013
Annuity	$7,478,252	$519,315
Life Insurance	3,078,223	1,187,153

Total	$10,556,475	$1,706,468

Note 14. Quarterly Unaudited Financial Information

As a result of the tax error related to the scheduling of certain deferred tax liabilities, identified in the period ended December 31, 2013, the Company has restated the unaudited interim financial statements for March 31, 2014, June 30, 2014, and September 30, 2014. The impact of the tax adjustments by period are shown below. Additionally, other out-of-period errors have been corrected in the periods to which they relate. These adjustments are not material, individually or in the aggregate, to either the 2014 quarterly periods or any previously issued financial statements. In addition, “Policyholder account balances” of $5,577, $10,989, and $15,235 was reclassified on the Balance Sheet to “Future policy benefits” as of March 31, 2014, June 30, 2014 and September 30, 2014, respectively. The following tables compare the previously reported Balance Sheets as of March 31, 2014, June 30, 2014 and September 30, 2014 and the previously reported Statements of Income, Comprehensive Income (Loss), Stockholder’s Equity, and Cash Flows for the periods ended March 31, 2014, June 30, 2014 and September 30, 2014 to the corresponding restated financial statements.

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Transamerica Advisors Life Insurance Company

Balance Sheet (unaudited)

	March 31, 2014
(dollars in thousands, except share data)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: $1,583,423)	$1,706,347	$—	$—	$1,706,347
Equity available-for-sale securities, at estimated fair value (cost: $33,927)	36,040	—	—	36,040
Limited partnerships	5,021	—	—	5,021
Mortgage loans on real estate	44,471	—	—	44,471
Policy loans	702,177	—	—	702,177
Derivative assets	96	—	—	96

Total investments	2,494,152	—	—	2,494,152

Cash and cash equivalents	343,143	—	—	343,143
Accrued investment income	33,798	—	—	33,798
Deferred policy acquisition costs	33,382	—	1,900	35,282
Deferred sales inducements	7,592	—	—	7,592
Value of business acquired	281,346	—	(2,000)	279,346
Goodwill	2,800	—	—	2,800
Income taxes - net	—	528	—	528
Reinsurance receivables - net	2,862	—	—	2,862
Receivable for investments sold - net	2,014	—	—	2,014
Other assets	34,736	—	—	34,736
Separate Accounts assets	7,191,736	—	—	7,191,736

Total Assets	$10,427,561	$528	$(100)	$10,427,989

(1)	Consists of out-of-period errors and reclassifications.

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Transamerica Advisors Life Insurance Company

Balance Sheet - Continued (unaudited)

	March 31, 2014
(dollars in thousands, except share data)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)		As Restated
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,257,003	$—	$(7,777	)(2)	$1,249,226
Future policy benefits	402,146	—	9,277	(2)	411,423
Claims and claims settlement expenses	43,241	—	—		43,241

Total policyholder liabilities and accruals	1,702,390	—	1,500		1,703,890

Payables for collateral under securities loaned	268,609	—	—		268,609
Checks not yet presented for payment	7,818	—	—		7,818
Derivative liabilities	18,756	—	—		18,756
Income taxes - net	66,585	(65,905)	(680)		—
Affiliated payables - net	4,338	—	—		4,338
Other liabilities	3,040	—	—		3,040
Separate Accounts liabilities	7,191,736	—	—		7,191,736

Total Liabilities	9,263,272	(65,905)	820		9,198,187

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	—	—		2,500
Additional paid-in capital	1,372,161	—	—		1,372,161
Accumulated other comprehensive income, net of taxes	58,384	10,284	—		68,668
Retained deficit	(268,756)	56,149	(920)		(213,527)

Total Stockholder’s Equity	1,164,289	66,433	(920)		1,229,802

Total Liabilities and Stockholder’s Equity	$10,427,561	$528	$(100)		$10,427,989

(1)	Consists of out-of-period errors and reclassifications.
(2)	Included in Other Adjustments is a reclassification of $5,577 from “Policyholder account balances” to “Future policy benefits”.

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Transamerica Advisors Life Insurance Company

Balance Sheet (unaudited)

	June 30, 2014
(dollars in thousands, except share data)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: $1,692,890)	$1,845,691	$—	$—	$1,845,691
Equity available-for-sale securities, at estimated fair value (cost: $33,927)	36,929	—	—	36,929
Limited partnerships	30,214	—	—	30,214
Mortgage loans on real estate	43,864	—	—	43,864
Policy loans	692,331	—	—	692,331

Total investments	2,649,029	—	—	2,649,029

Cash and cash equivalents	243,054	—	—	243,054
Accrued investment income	41,251	—	—	41,251
Deferred policy acquisition costs	33,753	—	1,900	35,653
Deferred sales inducements	7,697	—	—	7,697
Value of business acquired	275,205	—	(2,000)	273,205
Goodwill	2,800	—	—	2,800
Income taxes - net	—	529	—	529
Reinsurance receivables - net	3,293	—	—	3,293
Affiliated short - term note receivable	50,000	—	—	50,000
Other assets	34,591	—	—	34,591
Separate Accounts assets	7,166,355	—	—	7,166,355

Total Assets	$10,507,028	$529	$(100)	$10,507,457

(1)	Consists of out-of-period errors and reclassifications.

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Transamerica Advisors Life Insurance Company

Balance Sheet - Continued (unaudited)

	June 30, 2014
(dollars in thousands, except share data)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)		As Restated
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,249,958	$—	$(13,189	)(2)	$1,236,769
Future policy benefits	385,915	—	14,689	(2)	400,604
Claims and claims settlement expenses	31,750	—	—		31,750

Total policyholder liabilities and accruals	1,667,623	—	1,500		1,669,123

Payables for collateral under securities loaned	253,030	—	—		253,030
Checks not yet presented for payment	6,903	—	—		6,903
Derivative liabilities	41,492	—	—		41,492
Income taxes - net	79,446	(78,766)	(680)		—
Affiliated payables - net	7,163	—	—		7,163
Payable for investments purchased - net	5,890	—	—		5,890
Other liabilities	7,257	—	—		7,257
Separate Accounts liabilities	7,166,355	—	—		7,166,355

Total Liabilities	9,235,159	(78,766)	820		9,156,213

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	—	—		2,500
Additional paid-in capital	1,465,955	—	—		1,465,955
Accumulated other comprehensive income, net of taxes	73,552	18,632	—		92,184
Retained deficit	(270,138)	60,663	(920)		(210,395)

Total Stockholder’s Equity	1,271,869	79,295	(920)		1,350,244

Total Liabilities and Stockholder’s Equity	$10,507,028	$529	$(100)		$10,507,457

(1)	Consists of out-of-period errors and reclassifications.
(2)	Included in Other Adjustments is a reclassification of $10,989 from “Policyholder account balances” to “Future policy benefits”.

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Transamerica Advisors Life Insurance Company

Balance Sheet (unaudited)

	September 30, 2014
(dollars in thousands, except share data)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: - $1,691,469)	$1,830,427	$—	$—	$1,830,427
Equity available-for-sale securities, at estimated fair value (cost: $33,927)	36,700	—	—	36,700
Limited partnerships	29,820	—	—	29,820
Mortgage loans on real estate	58,251	—	—	58,251
Policy loans	682,601	—	—	682,601
Derivative assets	6,051	—	—	6,051

Total investments	2,643,850	—	—	2,643,850

Cash and cash equivalents	295,652	—	—	295,652
Accrued investment income	36,208	—	—	36,208
Deferred policy acquisition costs	36,403	—	—	36,403
Deferred sales inducements	8,278	—	—	8,278
Value of business acquired	272,932	—	—	272,932
Goodwill	2,800	—	—	2,800
Income taxes - net	—	530	—	530
Reinsurance receivables - net	523	—	—	523
Affiliated short - term note receivable	50,000	—	—	50,000
Other assets	35,072	—	—	35,072
Separate Accounts assets	6,871,471	—	—	6,871,471

Total Assets	$10,253,189	$530	$—	$10,253,719

(1)	Consists of out-of-period errors and reclassifications.

57

Transamerica Advisors Life Insurance Company

Balance Sheet - Continued (unaudited)

	September 30, 2014
(dollars in thousands, except share data)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)		As Restated
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,234,752	$—	$(17,435	)(2)	$1,217,317
Future policy benefits	396,837	—	15,235	(2)	412,072
Claims and claims settlement expenses	37,851	—	—		37,851

Total policyholder liabilities and accruals	1,669,440	—	(2,200)		1,667,240

Payables for collateral under securities loaned, derivatives and reverse repurchase agreements	274,886	—	—		274,886
Checks not yet presented for payment	4,864	—	—		4,864
Derivative liabilities	7,332	—	—		7,332
Income taxes - net	128,572	(127,892)	(680)		—
Affiliated payables - net	8,144	—	—		8,144
Payable for investments purchased - net	11,336	—	—		11,336
Other liabilities	5,825	—	—		5,825
Separate Accounts liabilities	6,871,471	—	—		6,871,471

Total Liabilities	8,981,870	(127,892)	(2,880)		8,851,098

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	—	—		2,500
Additional paid-in capital	1,498,858	—	—		1,498,858
Accumulated other comprehensive income, net of taxes	68,897	16,070	—		84,967
Retained deficit	(298,936)	112,352	2,880		(183,704)

Total Stockholder’s Equity	1,271,319	128,422	2,880		1,402,621

Total Liabilities and Stockholder’s Equity	$10,253,189	$530	$—		$10,253,719

(1)	Consists of out-of-period errors and reclassifications.
(2)	Included in Other Adjustments is a reclassification of $15,235 from “Policyholder account balances” to “Future policy benefits”.

58

Transamerica Advisors Life Insurance Company

Statement of Income (unaudited)

	Three Months Ended March 31, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Revenues
Policy charge revenue	$46,455	$—	$—	$46,455
Net investment income	28,845	—	—	28,845
Net realized investment gains (losses)
Other-than-temporary impairment losses on securities	—	—	—	—
Portion of other-than-temporary impairment losses recognized in other comprehensive income	—	—	—	—
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(100)	—	—	(100)

Net other-than-temporary impairment losses on securities recognized in income	(100)	—	—	(100)
Net realized investment gains, excluding other-than-temporary impairment losses on securities	558	—	—	558

Net realized investment gains	458	—	—	458

Net derivative losses	(14,069)	—	—	(14,069)

Total Revenues	61,689	—	—	61,689

Benefits and Expenses
Interest credited to policyholder liabilities	13,674	—	—	13,674
Policy benefits (net of reinsurance recoveries: $3,213)	20,571	—	(100)	20,471
Reinsurance premium ceded	1,602	—	—	1,602
Accretion of deferred policy acquisition costs	(180)	—	(170)	(350)
Accretion of value of business acquired	(47)	—	(100)	(147)
Insurance expenses and taxes	11,028	—	—	11,028

Total Benefits and Expenses	46,648	—	(370)	46,278

Income Before Taxes	15,041	—	370	15,411

Income Tax Expense	13,759	(13,759)	—	—

Net Income	$1,282	$13,759	$370	$15,411

(1)	Consists of out-of-period errors and reclassifications.

59

Transamerica Advisors Life Insurance Company

Statement of Income (unaudited)

	Three Months Ended June 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Revenues
Policy charge revenue	$46,041	$—	$—	$46,041
Net investment income	29,983	—	—	29,983
Net realized investment gains
Other-than-temporary impairment losses on securities	—	—	—	—
Portion of other-than-temporary impairment losses recognized in other comprehensive income	—	—	—	—
Portion of other-than-temporary impairments previously recognized in other comprehensive income	—	—	—	—

Net other-than-temporary impairment losses on securities recognized in income	—	—	—	—
Net realized investment gains, excluding other-than-temporary impairment losses on securities	545	—	—	545

Net realized investment gains	545	—	—	545

Net derivative losses	(37,924)	—	—	(37,924)

Total Revenues	38,645	—	—	38,645

Benefits and Expenses
Interest credited to policyholder liabilities	14,249	—	—	14,249
Policy benefits (net of reinsurance recoveries: $833)	6,742	—	—	6,742
Reinsurance premium ceded	1,548	—	—	1,548
Accretion of deferred policy acquisition costs	(346)	—	—	(346)
Amortization of value of business acquired	1,199	—	—	1,199
Insurance expenses and taxes	12,121	—	—	12,121

Total Benefits and Expenses	35,513	—	—	35,513

Income Before Taxes	3,132	—	—	3,132

Income Tax Expense	4,514	(4,514)	—	—

Net Income (Loss)	$(1,382)	$4,514	$—	$3,132

(1)	Consists of out-of-period errors and reclassifications.

60

Transamerica Advisors Life Insurance Company

Statement of Income (unaudited)

	Six Months Ended June 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Revenues
Policy charge revenue	$92,496	$—	$—	$92,496
Net investment income	58,828	—	—	58,828
Net realized investment gains (losses)
Other-than-temporary impairment losses on securities	—	—	—	—
Portion of other-than-temporary impairment losses recognized in other comprehensive income	—	—	—	—
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(100)	—	—	(100)

Net other-than-temporary impairment losses on securities recognized in income	(100)	—	—	(100)
Net realized investment gains, excluding other-than-temporary impairment losses on securities	1,103	—	—	1,103

Net realized investment gains	1,003	—	—	1,003

Net derivative losses	(51,993)	—	—	(51,993)

Total Revenues	100,334	—	—	100,334

Benefits and Expenses
Interest credited to policyholder liabilities	27,923	—	—	27,923
Policy benefits (net of reinsurance recoveries: $4,046)	27,313	—	(100)	27,213
Reinsurance premium ceded	3,150	—	—	3,150
Accretion of deferred policy acquisition costs	(526)	—	(170)	(696)
Amortization of value of business acquired	1,152	—	(100)	1,052
Insurance expenses and taxes	23,149	—	—	23,149

Total Benefits and Expenses	82,161	—	(370)	81,791

Income Before Taxes	18,173	—	370	18,543

Income Tax Expense	18,273	(18,273)	—	—

Net Income (Loss)	$(100)	$18,273	$370	$18,543

(1)	Consists of out-of-period errors and reclassifications.

61

Transamerica Advisors Life Insurance Company

Statement of Income (unaudited)

	Three Months Ended September 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Revenues
Policy charge revenue	$45,930	$—	$—	$45,930
Net investment income	29,515	—	—	29,515
Net realized investment gains (losses)
Other-than-temporary impairment losses on securities	—	—	—	—
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(4)	—	—	(4)

Net other-than-temporary impairment losses on securities recognized in income	(4)	—	—	(4)
Net realized investment gains, excluding other-than-temporary impairment losses on securities	1,294	—	—	1,294

Net realized investment gains	1,290	—	—	1,290

Net derivative gains	7,204	—	—	7,204

Total Revenues	83,939	—	—	83,939

Benefits and Expenses
Interest credited to policyholder liabilities	13,755	—	—	13,755
Policy benefits (net of reinsurance recoveries: $146)	30,593	—	(3,700)	26,893
Reinsurance premium ceded	1,118	—	—	1,118
Accretion of deferred policy acquisition costs	(2,579)	—	1,900	(679)
Amortization of value of business acquired	6,877	—	(2,000)	4,877
Insurance expenses and taxes	11,284	—	—	11,284

Total Benefits and Expenses	61,048	—	(3,800)	57,248

Income Before Taxes	22,891	—	3,800	26,691

Income Tax Expense	51,689	(51,689)	—	—

Net Income (Loss)	$(28,798)	$51,689	$3,800	$26,691

(1)	Consists of out-of-period errors and reclassifications.

62

Transamerica Advisors Life Insurance Company

Statement of Income (unaudited)

	Nine Months Ended September 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Revenues
Policy charge revenue	$138,426	$—	$—	$138,426
Net investment income	88,343	—	—	88,343
Net realized investment gains (losses)
Other-than-temporary impairment losses on securities	—	—	—	—
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(104)	—	—	(104)

Net other-than-temporary impairment losses on securities recognized in income	(104)	—	—	(104)
Net realized investment gains, excluding other-than-temporary impairment losses on securities	2,397	—	—	2,397

Net realized investment gains	2,293	—	—	2,293

Net derivative losses	(44,789)	—	—	(44,789)

Total Revenues	184,273	—	—	184,273

Benefits and Expenses
Interest credited to policyholder liabilities	41,678	—	—	41,678
Policy benefits (net of reinsurance recoveries: $4,192)	57,906	—	(3,800)	54,106
Reinsurance premium ceded	4,268	—	—	4,268
Accretion of deferred policy acquisition costs	(3,105)	—	1,730	(1,375)
Amortization of value of business acquired	8,029	—	(2,100)	5,929
Insurance expenses and taxes	34,433	—	—	34,433

Total Benefits and Expenses	143,209	—	(4,170)	139,039

Income Before Taxes	41,064	—	4,170	45,234

Income Tax Expense	69,962	(69,962)	—	—

Net Income (Loss)	$(28,898)	$69,962	$4,170	$45,234

(1)	Consists of out-of-period errors and reclassifications.

63

Transamerica Advisors Life Insurance Company

Statement of Comprehensive Income (unaudited)

	Three Months Ended March 31, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Net Income	$1,282	$13,759	$370	$15,411

Other Comprehensive Income
Net unrealized gains on available-for-sale securities
Net unrealized holding gains arising during the period	37,550	—	—	37,550
Reclassification adjustment for gains included in net income	(351)	—	—	(351)

	37,199	—	—	37,199

Net unrealized losses on cash flow hedges
Net unrealized losses on cash flow hedges arising during the period	(1,525)	—	—	(1,525)
Reclassification adjustment for gains included in net income	(2)	—	—	(2)

	(1,527)	—	—	(1,527)

Net unrealized other-than-temporary impairments on securities
Change in previously recognized unrealized other-than-temporary impairments	(905)	—	—	(905)
Reclassification adjustment for other-than-temporary impairments included in net income	100	—	—	100

	(805)	—	—	(805)

Adjustments
Value of business acquired	(5,902)	—	—	(5,902)
Deferred income taxes	(10,284)	10,284	—	—

	(16,186)	10,284	—	(5,902)

Total other comprehensive income, net of taxes	18,681	10,284	—	28,965

Comprehensive Income	$19,963	$24,043	$370	$44,376

(1)	Consists of out-of-period errors and reclassifications.

64

Transamerica Advisors Life Insurance Company

Statement of Comprehensive Income (unaudited)

	Three Months Ended June 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Net Income (Loss)	$(1,382)	$4,514	$—	$3,132

Other Comprehensive Income
Net unrealized gains on available-for-sale securities
Net unrealized holding gains arising during the period	30,813	—	—	30,813
Reclassification adjustment for losses included in net income	448	—	—	448

	31,261	—	—	31,261

Net unrealized losses on cash flow hedges
Net unrealized losses on cash flow hedges arising during the period	(2,912)	—	—	(2,912)
Reclassification adjustment for losses included in net income	679	—	—	679

	(2,233)	—	—	(2,233)

Net unrealized other-than-temporary impairments on securities
Change in previously recognized unrealized other-than-temporary impairments	(492)	—	—	(492)
Reclassification adjustment for other-than-temporary impairments included in net income	—	—	—	—

	(492)	—	—	(492)

Adjustments
Value of business acquired	(5,020)	—	—	(5,020)
Deferred income taxes	(8,348)	8,348	—	—

	(13,368)	8,348	—	(5,020)

Total other comprehensive income, net of taxes	15,168	8,348	—	23,516

Comprehensive Income	$13,786	$12,862	$—	$26,648

(1)	Consists of out-of-period errors and reclassifications.

65

Transamerica Advisors Life Insurance Company

Statement of Comprehensive Income (unaudited)

	Six Months Ended June 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Net Income (Loss)	$(100)	$18,273	$370	$18,543

Other Comprehensive Income
Net unrealized gains on available-for-sale securities
Net unrealized holding gains arising during the period	68,363	—	—	68,363
Reclassification adjustment for losses included in net income	97	—	—	97

	68,460	—	—	68,460

Net unrealized losses on cash flow hedges
Net unrealized losses on cash flow hedges arising during the period	(4,437)	—	—	(4,437)
Reclassification adjustment for losses included in net income	677	—	—	677

	(3,760)	—	—	(3,760)

Net unrealized other-than-temporary impairments on securities
Change in previously recognized unrealized other-than-temporary impairments	(1,397)	—	—	(1,397)
Reclassification adjustment for other-than-temporary impairments included in net income	100	—	—	100

	(1,297)	—	—	(1,297)

Adjustments
Value of business acquired	(10,922)	—	—	(10,922)
Deferred income taxes	(18,632)	18,632	—	—

	(29,554)	18,632	—	(10,922)

Total other comprehensive income, net of taxes	33,849	18,632	—	52,481

Comprehensive Income	$33,749	$36,905	$370	$71,024

(1)	Consists of out-of-period errors and reclassifications.

66

Transamerica Advisors Life Insurance Company

Statement of Comprehensive Income (unaudited)

	Three Months Ended September 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Net Income (Loss)	$(28,798)	$51,689	$3,800	$26,691

Other Comprehensive Income (Loss)
Net unrealized losses on available-for-sale securities
Net unrealized holding losses arising during the period	(12,452)	—	—	(12,452)
Reclassification adjustment for losses included in net income	103	—	—	103

	(12,349)	—	—	(12,349)

Net unrealized gains on cash flow hedges
Net unrealized gain on cash flow hedges arising during the period	2,261	—	—	2,261
Reclassification adjustment for losses included in net income	256	—	—	256

	2,517	—	—	2,517

Net unrealized other-than-temporary impairments on securities
Change in previously recognized unrealized other-than-temporary impairments	(1,727)	—	—	(1,727)
Reclassification adjustment for other-than-temporary impairments included in net income	4	—	—	4

	(1,723)	—	—	(1,723)

Adjustments
Value of business acquired	4,338	—	—	4,338
Deferred income taxes	2,562	(2,562)	—	—

	6,900	(2,562)	—	4,338

Total other comprehensive loss, net of taxes	(4,655)	(2,562)	—	(7,217)

Comprehensive Income (Loss)	$(33,453)	$49,127	$3,800	$19,474

(1)	Consists of out-of-period errors and reclassifications.

67

Transamerica Advisors Life Insurance Company

Statement of Comprehensive Income (unaudited)

	Nine Months Ended September 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Net Income (Loss)	$(28,898)	$69,962	$4,170	$45,234

Other Comprehensive Income
Net unrealized gains on available-for-sale securities
Net unrealized holding gains arising during the period	55,911	—	—	55,911
Reclassification adjustment for losses included in net income	200	—	—	200

	56,111	—	—	56,111

Net unrealized losses on cash flow hedges
Net unrealized losses on cash flow hedges arising during the period	(2,176)	—	—	(2,176)
Reclassification adjustment for losses included in net income	933	—	—	933

	(1,243)	—	—	(1,243)

Net unrealized other-than-temporary impairments on securities
Change in previously recognized unrealized other-than-temporary impairments	(3,124)	—	—	(3,124)
Reclassification adjustment for other-than-temporary impairments included in net income	104	—	—	104

	(3,020)	—	—	(3,020)

Adjustments
Value of business acquired	(6,584)	—	—	(6,584)
Deferred income taxes	(16,070)	16,070	—	—

	(22,654)	16,070	—	(6,584)

Total other comprehensive income, net of taxes	29,194	16,070	—	45,264

Comprehensive Income	$296	$86,032	$4,170	$90,498

(1)	Consists of out-of-period errors and reclassifications.

68

Transamerica Advisors Life Insurance Company

Statement of Stockholder’s Equity (unaudited)

	Three Months Ended March 31, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Common Stock	$2,500	$—	$—	$2,500
Additional Paid-in Capital
Balance at beginning of period	$1,366,636	$—	$—	$1,366,636
Capital contribution from AEGON USA, LLC	5,525	—	—	5,525

Balance at end of period	$1,372,161	$—	$—	$1,372,161

Accumulated Other Comprehensive Income
Balance at beginning of period	$39,703	$—	$—	$39,703
Total other comprehensive income, net of taxes	18,681	10,284	—	28,965

Balance at end of period	$58,384	$10,284	$—	$68,668

Retained Deficit
Balance at beginning of period	$(270,038)	$42,390	$(1,290)	$(228,938)
Net income	1,282	13,759	370	15,411

Balance at end of period	$(268,756)	$56,149	$(920)	$(213,527)

Total Stockholder’s Equity	$1,164,289	$66,433	$(920)	$1,229,802

(1)	Consists of out-of-period errors and reclassifications.

69

Transamerica Advisors Life Insurance Company

Statement of Stockholder’s Equity (unaudited)

	Six Months Ended June 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Common Stock	$2,500	$—	$—	$2,500
Additional Paid-in Capital
Balance at beginning of period	$1,366,636	$—	$—	$1,366,636
Capital contribution from AEGON USA, LLC	99,319	—	—	99,319

Balance at end of period	$1,465,955	$—	$—	$1,465,955

Accumulated Other Comprehensive Income
Balance at beginning of period	$39,703	$—	$—	$39,703
Total other comprehensive income, net of taxes	33,849	18,632	—	52,481

Balance at end of period	$73,552	$18,632	$—	$92,184

Retained Deficit
Balance at beginning of period	$(270,038)	$42,390	$(1,290)	$(228,938)
Net income (loss)	(100)	18,273	370	18,543

Balance at end of period	$(270,138)	$60,663	$(920)	$(210,395)

Total Stockholder’s Equity	$1,271,869	$79,295	$(920)	$1,350,244

(1)	Consists of out-of-period errors and reclassifications.

70

Transamerica Advisors Life Insurance Company

Statement of Stockholder’s Equity (unaudited)

	Nine Months Ended September 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
Common Stock	$2,500	$—	$—	$2,500
Additional Paid-in Capital
Balance at beginning of period	$1,366,636	$—	$—	$1,366,636
Capital contribution from AEGON USA, LLC	132,222	—	—	132,222

Balance at end of period	$1,498,858	$—	$—	$1,498,858

Accumulated Other Comprehensive Income
Balance at beginning of period	$39,703	$—	$—	$39,703
Total other comprehensive income, net of taxes	29,194	16,070	—	45,264

Balance at end of period	$68,897	$16,070	$—	$84,967

Retained Deficit
Balance at beginning of period	$(270,038)	$42,390	$(1,290)	$(228,938)
Net income (loss)	(28,898)	69,962	4,170	45,234

Balance at end of period	$(298,936)	$112,352	$2,880	$(183,704)

Total Stockholder’s Equity	$1,271,319	$128,422	$2,880	$1,402,621

(1)	Consists of out-of-period errors and reclassifications.

71

Transamerica Advisors Life Insurance Company

Statement of Cash Flows (unaudited)

	Three Months Ended March 31, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,282	$13,759	$370	$15,411
Adjustments to reconcile net income to net cash and cash equivalents provided by operating activities:
Change in deferred policy acquisition costs	(243)	—	(170)	(413)
Change in deferred sales inducements	(48)	—	—	(48)
Change in value of business acquired	(47)	—	(100)	(147)
Change in benefit reserves	1,364	—	(100)	1,264
Change in income tax accruals	14,264	(13,759)	—	505
Change in claims and claims settlement expenses	14,953	—	—	14,953
Change in other operating assets and liabilities, net	(8,246)	—	—	(8,246)
Change in checks not yet presented for payment	(262)	—	—	(262)
Amortization of investments	380	—	—	380
Interest credited to policyholder liabilities	13,674	—	—	13,674
Net derivative losses	14,069	—	—	14,069
Net realized investment gains	(458)	—	—	(458)

Net cash and cash equivalents provided by operating activities	50,682	—	—	50,682

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities	30,848	—	—	30,848
Maturities of available-for-sale securities and mortgage loans	73,351	—	—	73,351
Purchases of available-for-sale securities	(55,745)	—	—	(55,745)
Cash received in connection with derivatives	2,666	—	—	2,666
Cash paid in connection with derivatives	(48,125)	—	—	(48,125)
Policy loans on insurance contracts, net	7,909	—	—	7,909
Net settlement on futures contracts	(1,363)	—	—	(1,363)
Other	23	—	—	23

Net cash and cash equivalents provided by investing activities	$9,564	$—	$—	$9,564

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$6,545	$—	$—	$6,545
Policyholder withdrawals	(39,013)	—	—	(39,013)
Capital contribution from AEGON USA, LLC	5,525	—	—	5,525
Change in payables for collateral under securities loaned and reverse repurchase agreements	8,103	—	—	8,103

Net cash and cash equivalents used in financing activities	(18,840)	—	—	(18,840)

Net increase in cash and cash equivalents(2)	41,406	—	—	41,406
Cash and cash equivalents, beginning of year	301,737	—	—	301,737

Cash and cash equivalents, end of period	$343,143	$—	$—	$343,143

(1)	Consists of out-of-period errors and reclassifications.
(2)	Included in net decrease in cash and cash equivalents is interest received—$0; interest paid—$5; income taxes paid—$ 0; and income taxes received - $ 505.

72

Transamerica Advisors Life Insurance Company

Statement of Cash Flows (unaudited)

	Six Months Ended June 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(100)	$18,273	$370	$18,543
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by operating activities:
Change in deferred policy acquisition costs	(614)	—	(170)	(784)
Change in deferred sales inducements	(153)	—	—	(153)
Change in value of business acquired	1,152	—	(100)	1,052
Change in benefit reserves	(8,321)	—	(100)	(8,421)
Change in income tax accruals	18,778	(18,273)	—	505
Change in claims and claims settlement expenses	3,462	—	—	3,462
Change in other operating assets and liabilities, net	(856)	—	—	(856)
Change in checks not yet presented for payment	(1,177)	—	—	(1,177)
Amortization of investments	222	—	—	222
Interest credited to policyholder liabilities	27,923	—	—	27,923
Net derivative losses	51,993	—	—	51,993
Net realized investment gains	(1,003)	—	—	(1,003)

Net cash and cash equivalents provided by operating activities	91,306	—	—	91,306

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities	47,612	—	—	47,612
Maturities of available-for-sale securities and mortgage loans	116,153	—	—	116,153
Purchases of available-for-sale securities	(223,544)	—	—	(223,544)
Purchases of limited partnerships	(25,000)	—	—	(25,000)
Change in affiliated short-term note receivable	(50,000)	—	—	(50,000)
Cash received in connection with derivatives	3,871	—	—	3,871
Cash paid in connection with derivatives	(63,417)	—	—	(63,417)
Policy loans on insurance contracts, net	17,756	—	—	17,756
Net settlement on futures contracts	(4,784)	—	—	(4,784)
Other	(170)	—	—	(170)

Net cash and cash equivalents used in investing activities	$(181,523)	$—	$—	$(181,523)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$9,968	$—	$—	$9,968
Policyholder withdrawals	(70,277)	—	—	(70,277)
Capital contributions from AEGON USA, LLC	99,319	—	—	99,319
Change in payables for collateral under securities loaned and reverse repurchase agreements	(7,476)	—	—	(7,476)

Net cash and cash equivalents provided by financing activities	31,534	—	—	31,534

Net decrease in cash and cash equivalents(2)	(58,683)	—	—	(58,683)
Cash and cash equivalents, beginning of year	301,737	—	—	301,737

Cash and cash equivalents, end of period	$243,054	$—	$—	$243,054

(1)	Consists of out-of-period errors and reclassifications.
(2)	Included in net decrease in cash and cash equivalents is interest received - $4; interest paid - $ 1; income taxes paid - $0; and income taxes received - $ 505.

73

Transamerica Advisors Life Insurance Company

Statement of Cash Flows (unaudited)

	Nine Months Ended September 30, 2014
(dollars in thousands)	As Reported	Tax Valuation Allowance Restatement	Other Adjustments(1)	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(28,898)	$69,962	$4,170	$45,234
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by operating activities:
Change in deferred policy acquisition costs	(3,264)	—	1,730	(1,534)
Change in deferred sales inducements	(734)	—	—	(734)
Change in value of business acquired	8,029	—	(2,100)	5,929
Change in benefit reserves	5,405	—	(3,800)	1,605
Change in income tax accruals	70,467	(69,962)	—	505
Change in claims and claims settlement expenses	9,563	—	—	9,563
Change in other operating assets and liabilities, net	11,670	—	—	11,670
Change in checks not yet presented for payment	(3,216)	—	—	(3,216)
Amortization of investments	578	—	—	578
Interest credited to policyholder liabilities	41,678	—	—	41,678
Net derivative losses	44,789	—	—	44,789
Net realized investment gains	(2,293)	—	—	(2,293)

Net cash and cash equivalents provided by operating activities	153,774	—	—	153,774

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities and mortgage loans	58,584	—	—	58,584
Maturities of available-for-sale securities and mortgage loans	213,784	—	—	213,784
Purchases of available-for-sale securities and mortgage loans	(344,445)	—	—	(344,445)
Sales of limited partnerships	808	—	—	808
Purchases of limited partnerships	(25,000)	—	—	(25,000)
Change in affiliated short-term note receivable	(50,000)	—	—	(50,000)
Cash received in connection with derivatives	8,469	—	—	8,469
Cash paid in connection with derivatives	(97,528)	—	—	(97,528)
Policy loans on insurance contracts, net	27,486	—	—	27,486
Net settlement on futures contracts	(5,760)	—	—	(5,760)
Other	(584)	—	—	(584)

Net cash and cash equivalents used in investing activities	$(214,186)	$—	$—	$(214,186)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$13,606	$—	$—	$13,606
Policyholder withdrawals	(105,881)	—	—	(105,881)
Capital contributions from AEGON USA, LLC	132,222	—	—	132,222
Change in payables for collateral under securities loaned, derivatives and reverse repurchase agreements	14,380	—	—	14,380

Net cash and cash equivalents provided by financing activities	54,327	—	—	54,327

Net decrease in cash and cash equivalents(2)	(6,085)	—	—	(6,085)
Cash and cash equivalents, beginning of year	301,737	—	—	301,737

Cash and cash equivalents, end of period	$295,652	$—	$—	$295,652

(1)	Consists of out-of-period errors and reclassifications.
(2)	Included in net decrease in cash and cash equivalents is interest received—$18; interest paid—$ 2; income taxes paid—$0; and income taxes received—$ 505.

74

Note 15. Subsequent Events

Late Filings

On April 1, 2015, the Company filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission (“SEC”) disclosing the inability to file the 2014 Form 10-K on or before the prescribed due date and the intent to file the 2014 Form 10-K as soon as practicable.

Restatement

The Company filed a Current Report on Form 8-K (“Form 8-K”) with the SEC on April 1, 2015 disclosing that the Company’s Audit Committee concluded that the Company’s previously issued audited financial statements for the year ended December 31, 2013 should no longer be relied upon due to an error in the tax valuation allowance in the fourth quarter of the year ended December 31, 2013.

On April 9, 2015, the Company filed an amended Form 8-K disclosing that the Audit Committee had concluded that the financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 should no longer be relied upon due to an error in the recognition of the tax valuation allowance, similar to the error which affected the Company’s audited financial statements for the year ended December 31, 2013.

75

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Years Ended December 31, 2014 and 2013

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Financial Statements

Years Ended December 31, 2014 and 2013

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contract Owners of

Merrill Lynch Life Variable Annuity Separate Account A of

Transamerica Advisors Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account A (the “Separate Account”) sponsored by Transamerica Advisors Life Insurance Company at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the period then ended and the financial highlights in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

April 24, 2015

The Board of Directors and Contract Owners

Of Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

We have audited the accompanying statement of operations and changes in net assets of the subaccounts of Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A (the Separate Account), comprised of subaccounts as listed in the accompanying statement of operations and changes in net assets for the period ended December 31, 2013. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly; we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and changes in net assets of each of the respective subaccounts of Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A, for the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young

Des Moines, Iowa

April 21, 2014

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AllianceBernstein Global Thematic Growth Class A Shares	272,139.414	$5,127,629	$5,932,639	$(13)	$5,932,626	670,936	$8.842311	$8.842311
AllianceBernstein Growth and Income Class A Shares	323,175.810	5,485,445	9,708,201	—	9,708,201	501,877	19.342968	19.357478
AllianceBernstein International Value Class A Shares	180,060.686	2,549,440	2,436,221	1	2,436,222	369,084	6.491187	6.749784
AllianceBernstein Large Cap Growth Class A Shares	1,771,307.711	45,639,692	86,492,956	24	86,492,980	3,443,083	10.053173	27.921164
AllianceBernstein Small/Mid Cap Value Class A Shares	221,484.494	3,975,587	4,861,585	(11)	4,861,574	213,587	22.236702	23.401779
AllianceBernstein Value Class A Shares	101,861.195	1,000,653	1,578,849	—	1,578,849	100,028	15.352292	16.157206
American Century VP International Class I Shares	3,388,372.397	26,275,773	33,815,957	2	33,815,959	2,533,333	13.348406	13.348406
American Century VP Ultra® Class I Shares	378,697.418	3,799,334	6,108,389	(80)	6,108,309	346,530	17.232580	18.367720
American Funds - Asset Allocation Class 2 Shares	614,754.240	10,347,325	13,561,479	9	13,561,488	757,226	17.433714	18.347376
American Funds - Bond Class 2 Shares	888,760.354	9,594,555	9,731,926	11	9,731,937	803,217	11.806360	12.425076
American Funds - Growth Class 2 Shares	479,276.360	21,294,023	38,265,425	(8)	38,265,417	1,926,117	19.353011	20.367194
American Funds - Growth-Income Class 2 Shares	453,296.212	16,853,820	23,757,254	—	23,757,254	1,311,170	17.663086	18.588876
American Funds - International Class 2 Shares	4,393,188.393	74,675,270	89,137,792	9	89,137,801	5,059,861	17.166726	18.066468
BlackRock Basic Value V.I. Class I Shares	16,100,299.959	229,776,290	264,366,925	2	264,366,927	6,388,905	18.387095	58.548046
BlackRock Capital Appreciation V.I. Class I Shares	15,755,974.248	120,674,561	141,803,768	11	141,803,779	9,303,077	11.957376	19.180034
BlackRock Equity Dividend V.I. Class I Shares	1,391,865.853	14,369,982	15,171,338	(1)	15,171,337	333,732	45.459595	45.459595
BlackRock Global Allocation V.I. Class I Shares	31,660,485.035	462,421,864	513,849,672	12	513,849,684	16,006,982	18.483009	39.201748
BlackRock Global Opportunities V.I. Class I Shares	1,753,602.099	19,720,350	28,548,642	2	28,548,644	1,670,108	17.093891	17.093891
BlackRock Global Opportunities V.I. Class III Shares	91,559.252	1,365,995	1,485,091	(2)	1,485,089	152,107	9.649483	9.975280
BlackRock High Yield V.I. Class I Shares	15,545,570.868	107,219,865	115,659,047	563,815	116,222,862	3,966,130	17.099324	36.916976
BlackRock International V.I. Class I Shares	8,989,211.646	84,195,640	90,791,038	(3)	90,791,035	5,002,445	14.061139	19.109369
BlackRock Large Cap Core V.I. Class I Shares	5,542,009.377	164,375,798	184,327,232	5	184,327,237	3,968,506	18.829411	50.155235
BlackRock Large Cap Growth V.I. Class I Shares	5,720,308.068	64,761,027	80,541,938	16	80,541,954	4,774,055	16.636837	19.933971
BlackRock Large Cap Value V.I. Class I Shares	6,798,375.334	61,295,728	86,543,318	26	86,543,344	4,009,872	17.723746	22.059961
BlackRock Managed Volatility V.I. Class I Shares	1,251,566.853	14,648,990	17,146,466	(2)	17,146,464	662,398	25.885452	25.885452
BlackRock Money Market V.I. Class I Shares	115,500,514.764	115,500,515	115,500,515	(1)	115,500,514	8,947,885	9.701071	13.762288
BlackRock S&P 500 Index V.I. Class I Shares	6,832,676.313	103,313,212	140,958,112	(2)	140,958,110	5,472,352	13.654109	28.903332
BlackRock Total Return V.I. Class I Shares	9,465,136.168	108,044,189	112,919,074	257,646	113,176,720	4,751,940	12.842198	25.710629
BlackRock U.S. Government Bond V.I. Class I Shares	8,194,309.527	85,035,995	85,138,876	165,761	85,304,637	4,360,167	12.092803	21.110493
BlackRock Value Opportunities V.I. Class I Shares	5,523,211.672	94,928,264	148,905,787	155	148,905,942	2,523,138	18.832150	63.258149
Columbia - Select Smaller-Cap Value Class 1 Shares	459,737.236	5,576,124	9,010,850	(2)	9,010,848	585,998	15.375108	15.398458
Davis Value	6,947,796.531	74,813,148	78,649,057	27	78,649,084	4,730,289	15.143085	19.132609
Dreyfus VIF Appreciation Service Shares	399,518.486	14,989,288	19,668,295	(1)	19,668,294	1,063,465	18.016751	18.961520
Eaton Vance VT Floating-Rate Income	379,379.841	3,581,763	3,486,501	(71)	3,486,430	272,250	12.518699	13.175213
Eaton Vance VT Large-Cap Value	278,562.609	2,807,002	3,685,383	(6)	3,685,377	273,047	13.247090	13.768534
Federated Kaufmann II Primary Shares	1,472,867.761	20,695,908	27,866,658	70	27,866,728	1,332,039	20.408092	21.678699
Federated Managed Tail Risk II Primary Shares	758,913.666	4,435,531	4,211,971	(12)	4,211,959	319,723	12.888818	13.582610
Franklin Templeton Foreign Class 2 Shares	202,085.149	2,732,233	3,041,381	2	3,041,383	195,277	15.160612	15.955860
Franklin Templeton Growth Class 2 Shares	184,161.652	2,036,175	2,690,602	6	2,690,608	177,242	14.832051	15.609559
Invesco V.I. American Franchise Series I Shares	418,863.086	15,293,415	22,987,206	192	22,987,398	1,753,319	8.348382	17.142909
Invesco V.I. Comstock Series I Shares	5,857,907.874	73,676,242	112,237,515	(1)	112,237,514	5,844,438	18.185466	19.621212
Invesco V.I. Core Equity Series I Shares	1,414,227.867	36,615,294	57,997,485	32	57,997,517	3,452,119	16.465359	16.817191

See accompanying notes.

3

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Invesco V.I. International Growth Series I Shares	285,989.168	$8,298,624	$9,972,442	$26	$9,972,468	758,608	$12.730055	$22.858125
Invesco V.I. Mid Cap Core Equity Series I Shares	306,868.363	3,919,601	4,314,569	(7)	4,314,562	240,038	17.602811	18.525484
Invesco V.I. Value Opportunities Series I Shares	27,313.893	159,639	268,769	—	268,769	18,533	14.065941	14.803173
Janus Aspen - Enterprise Service Shares	10,211.276	435,690	605,120	(7)	605,113	33,200	17.924873	18.638849
Janus Aspen - Forty Service Shares	155,017.472	5,786,086	6,078,235	—	6,078,235	353,171	16.901052	17.574158
MFS® Growth Initial Class	1,830,415.455	40,945,568	72,759,014	13	72,759,027	3,166,109	9.862621	28.745672
Oppenheimer Capital Appreciation Service Shares	28,718.263	1,130,970	1,846,584	—	1,846,584	106,296	16.847256	17.730388
Oppenheimer Main Street Small Cap® Service Shares	121,249.646	2,300,603	3,184,016	1	3,184,017	137,545	22.581955	23.765209
Oppenheimer Main Street® Service Shares	22,528.193	577,557	750,865	(1)	750,864	40,957	17.811418	18.744972
PIMCO CommodityRealReturn® Strategy Administrative Class	2,295,007.683	16,490,795	11,153,737	4	11,153,741	1,397,628	7.787221	8.195657
PIMCO Low Duration Administrative Class	6,141,307.751	64,878,181	64,975,036	(260)	64,974,776	5,365,872	11.883046	12.356048
PIMCO Real Return Administrative Class	3,276,462.547	45,107,406	41,971,485	(177)	41,971,308	3,098,337	13.213885	13.906645
PIMCO Total Return Administrative Class	29,535,246.281	327,157,943	330,794,758	(498)	330,794,260	20,168,753	14.713295	19.406766
Pioneer Emerging Markets VCT Class II Shares	150,182.853	3,914,683	3,215,415	(4)	3,215,411	346,253	9.089148	9.498721
Pioneer Fund VCT Class II Shares	35,220.391	816,854	947,076	5	947,081	52,847	17.460659	18.375939
Pioneer High Yield VCT Class II Shares	289,663.440	3,003,897	2,777,872	80	2,777,952	174,918	15.454397	16.264565
Pioneer Real Estate Shares VCT Class II Shares	155,356.477	3,112,145	3,355,700	(18)	3,355,682	203,951	16.172162	16.732203
TA Aegon Tactical Vanguard ETF - Balanced Service Class	194,144.529	2,174,893	2,250,135	1	2,250,136	196,727	11.437857	11.437857
TA Aegon Tactical Vanguard ETF - Conservative Service Class	173,118.964	1,874,526	1,866,222	1	1,866,223	169,597	11.003869	11.003869
TA Aegon Tactical Vanguard ETF - Growth Service Class	79,533.598	911,573	924,180	—	924,180	77,055	11.993803	11.993803
TA AllianceBernstein Dynamic Allocation Service Class	48,969.032	422,137	464,226	1	464,227	43,449	10.544847	10.909790
TA Barrow Hanley Dividend Focused Service Class	1,740,502.507	35,215,069	37,003,083	21	37,003,104	3,239,492	11.397471	11.449104
TA Legg Mason Dynamic Allocation - Balanced Service Class	55,970.633	641,001	671,088	—	671,088	57,541	11.662874	11.662874
TA Legg Mason Dynamic Allocation - Growth Service Class	41,238.368	491,594	519,191	—	519,191	42,443	12.232718	12.232718
TA Market Participation Strategy Service Class	—	—	—	—	—	—	11.901541	11.901541
TA Morgan Stanley Mid-Cap Growth Service Class	832,441.462	23,706,602	28,810,799	(4)	28,810,795	2,001,159	14.290690	14.506695
TA PIMCO Tactical - Balanced Service Class	36,515.815	430,287	434,538	—	434,538	37,267	11.660027	11.660027
TA PIMCO Tactical - Conservative Service Class	20,589.076	225,256	236,157	—	236,157	20,713	11.401465	11.401465
TA PIMCO Tactical - Growth Service Class	8,073.444	93,684	93,248	—	93,248	7,802	11.951995	11.951995
TA Systematic Small/Mid Cap Value Service Class	2,047,470.900	41,003,897	45,617,652	13	45,617,665	2,736,006	16.392071	16.959609
TA Vanguard ETF - Balanced Service Class	282,143.212	3,373,926	3,326,468	90	3,326,558	286,854	11.596690	11.596690
TA Vanguard ETF - Conservative Service Class	122,905.526	1,507,025	1,514,196	(1)	1,514,195	134,948	11.220574	11.220574
TA Vanguard ETF - Growth Service Class	129,684.106	1,452,445	1,388,917	(1)	1,388,916	112,528	12.342863	12.342863
TA WMC US Growth Service Class	1,391,581.288	32,148,467	46,450,983	(6)	46,450,977	3,437,706	13.284410	13.744248
Wanger International	1,269,087.594	41,971,512	36,892,376	2	36,892,378	2,943,669	12.287107	12.776344
Wanger USA	423,080.088	14,014,103	15,954,350	9	15,954,359	748,044	20.801575	21.892440

See accompanying notes.

4

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	AllianceBernstein Global Thematic Growth Class A Shares Subaccount	AllianceBernstein Growth and Income Class A Shares Subaccount	AllianceBernstein International Value Class A Shares Subaccount	AllianceBernstein Large Cap Growth Class A Shares Subaccount	AllianceBernstein Small/Mid Cap Value Class A Shares Subaccount
Net Assets as of January 1, 2013:	$4,898,236	$8,600,100	$1,838,371	$74,361,717	$3,947,892

Investment Income:
Reinvested Dividends	14,045	126,513	121,124	58,631	31,762
Investment Expense:
Mortality and Expense Risk and Administrative Charges	69,244	150,292	29,469	1,094,476	74,463

Net Investment Income (Loss)	(55,199)	(23,779)	91,655	(1,035,845)	(42,701)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	294,827
Realized Gain (Loss) on Investments	79,805	706,411	74,695	2,864,130	308,818

Net Realized Capital Gains (Losses) on Investments	79,805	706,411	74,695	2,864,130	603,645
Net Change in Unrealized Appreciation (Depreciation)	989,119	1,991,756	215,802	22,660,519	897,645

Net Gain (Loss) on Investment	1,068,924	2,698,167	290,497	25,524,649	1,501,290
Net Increase (Decrease) in Net Assets Resulting from Operations	1,013,725	2,674,388	382,152	24,488,804	1,458,589

Increase (Decrease) in Net Assets from Contract Transactions	(350,594)	(984,432)	(85,178)	(10,835,720)	302,880

Total Increase (Decrease) in Net Assets	663,131	1,689,956	296,974	13,653,084	1,761,469

Net Assets as of December 31, 2013:	$5,561,367	$10,290,056	$2,135,345	$88,014,801	$5,709,361

Investment Income:
Reinvested Dividends	—	135,287	92,434	—	37,088
Investment Expense:
Mortality and Expense Risk and Administrative Charges	77,838	157,518	35,611	1,166,981	80,893

Net Investment Income (Loss)	(77,838)	(22,231)	56,823	(1,166,981)	(43,805)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	611,737
Realized Gain (Loss) on Investments	174,119	779,327	35,151	5,681,159	333,187

Net Realized Capital Gains (Losses) on Investments	174,119	779,327	35,151	5,681,159	944,924
Net Change in Unrealized Appreciation (Depreciation)	102,259	(12,303)	(302,771)	5,584,300	(518,942)

Net Gain (Loss) on Investment	276,378	767,024	(267,620)	11,265,459	425,982
Net Increase (Decrease) in Net Assets Resulting from Operations	198,540	744,793	(210,797)	10,098,478	382,177

Increase (Decrease) in Net Assets from Contract Transactions	172,719	(1,326,648)	511,674	(11,620,299)	(1,229,964)

Total Increase (Decrease) in Net Assets	371,259	(581,855)	300,877	(1,521,821)	(847,787)

Net Assets as of December 31, 2014:	$5,932,626	$9,708,201	$2,436,222	$86,492,980	$4,861,574

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	AllianceBernstein Value Class A Shares Subaccount	American Century VP International Class I Shares Subaccount	American Century VP Ultra® Class I Shares Subaccount	American Funds - Asset Allocation Class 2 Shares Subaccount	American Funds - Bond Class 2 Shares Subaccount
Net Assets as of January 1, 2013:	$1,232,701	$36,101,766	$5,641,430	$13,631,635	$10,860,769

Investment Income:
Reinvested Dividends	36,236	647,150	32,296	204,294	183,443
Investment Expense:
Mortality and Expense Risk and Administrative Charges	22,713	507,505	82,497	230,646	168,926

Net Investment Income (Loss)	13,523	139,645	(50,201)	(26,352)	14,517
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	116,231
Realized Gain (Loss) on Investments	1,470	1,006,271	640,599	144,668	68,661

Net Realized Capital Gains (Losses) on Investments	1,470	1,006,271	640,599	144,668	184,892
Net Change in Unrealized Appreciation (Depreciation)	434,031	5,995,026	1,228,812	2,651,490	(593,083)

Net Gain (Loss) on Investment	435,501	7,001,297	1,869,411	2,796,158	(408,191)
Net Increase (Decrease) in Net Assets Resulting from Operations	449,024	7,140,942	1,819,210	2,769,806	(393,674)

Increase (Decrease) in Net Assets from Contract Transactions	94,752	(3,203,906)	(673,925)	(1,314,189)	(482,692)

Total Increase (Decrease) in Net Assets	543,776	3,937,036	1,145,285	1,455,617	(876,366)

Net Assets as of December 31, 2013:	$1,776,477	$40,038,802	$6,786,715	$15,087,252	$9,984,403

Investment Income:
Reinvested Dividends	33,531	640,402	25,197	203,017	188,697
Investment Expense:
Mortality and Expense Risk and Administrative Charges	26,036	504,338	88,226	234,596	161,580

Net Investment Income (Loss)	7,495	136,064	(63,029)	(31,579)	27,117
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	714,733	3,541
Realized Gain (Loss) on Investments	165,555	1,318,093	955,499	827,389	34,528

Net Realized Capital Gains (Losses) on Investments	165,555	1,318,093	955,499	1,542,122	38,069
Net Change in Unrealized Appreciation (Depreciation)	(12,965)	(3,988,141)	(386,305)	(985,674)	280,472

Net Gain (Loss) on Investment	152,590	(2,670,048)	569,194	556,448	318,541
Net Increase (Decrease) in Net Assets Resulting from Operations	160,085	(2,533,984)	506,165	524,869	345,658

Increase (Decrease) in Net Assets from Contract Transactions	(357,713)	(3,688,859)	(1,184,571)	(2,050,633)	(598,124)

Total Increase (Decrease) in Net Assets	(197,628)	(6,222,843)	(678,406)	(1,525,764)	(252,466)

Net Assets as of December 31, 2014:	$1,578,849	$33,815,959	$6,108,309	$13,561,488	$9,731,937

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	American Funds - Growth Class 2 Shares Subaccount	American Funds - Growth- Income Class 2 Shares Subaccount	American Funds - International Class 2 Shares Subaccount	BlackRock Basic Value V.I. Class I Shares Subaccount	BlackRock Capital Appreciation V.I. Class I Shares Subaccount
Net Assets as of January 1, 2013:	$34,917,723	$21,669,832	$85,146,149	$205,440,627	$168,263,472

Investment Income:
Reinvested Dividends	350,003	325,775	1,245,563	3,250,237	2,122
Investment Expense:
Mortality and Expense Risk and Administrative Charges	618,798	397,901	1,499,474	3,153,974	2,248,107

Net Investment Income (Loss)	(268,795)	(72,126)	(253,911)	96,263	(2,245,985)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	21,823,912
Realized Gain (Loss) on Investments	2,599,492	88,531	1,786,335	2,096,007	19,173,583

Net Realized Capital Gains (Losses) on Investments	2,599,492	88,531	1,786,335	2,096,007	40,997,495
Net Change in Unrealized Appreciation (Depreciation)	7,016,889	6,539,289	15,334,776	67,982,221	4,599,795

Net Gain (Loss) on Investment	9,616,381	6,627,820	17,121,111	70,078,228	45,597,290
Net Increase (Decrease) in Net Assets Resulting from Operations	9,347,586	6,555,694	16,867,200	70,174,491	43,351,305

Increase (Decrease) in Net Assets from Contract Transactions	(3,623,052)	(1,650,213)	(3,790,908)	(28,939,826)	(56,330,161)

Total Increase (Decrease) in Net Assets	5,724,534	4,905,481	13,076,292	41,234,665	(12,978,856)

Net Assets as of December 31, 2013:	$40,642,257	$26,575,313	$98,222,441	$246,675,292	$155,284,616

Investment Income:
Reinvested Dividends	299,403	305,486	1,256,911	3,310,475	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	644,699	415,935	1,542,415	3,284,575	2,062,965

Net Investment Income (Loss)	(345,296)	(110,449)	(285,504)	25,900	(2,062,965)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,949,251	1,220,865	—	30,710,034	22,972,894
Realized Gain (Loss) on Investments	3,530,054	2,376,643	2,811,919	10,782,875	7,914,414

Net Realized Capital Gains (Losses) on Investments	5,479,305	3,597,508	2,811,919	41,492,909	30,887,308
Net Change in Unrealized Appreciation (Depreciation)	(2,577,180)	(1,383,568)	(6,386,185)	(22,179,965)	(19,024,033)

Net Gain (Loss) on Investment	2,902,125	2,213,940	(3,574,266)	19,312,944	11,863,275
Net Increase (Decrease) in Net Assets Resulting from Operations	2,556,829	2,103,491	(3,859,770)	19,338,844	9,800,310

Increase (Decrease) in Net Assets from Contract Transactions	(4,933,669)	(4,921,550)	(5,224,870)	(1,647,209)	(23,281,147)

Total Increase (Decrease) in Net Assets	(2,376,840)	(2,818,059)	(9,084,640)	17,691,635	(13,480,837)

Net Assets as of December 31, 2014:	$38,265,417	$23,757,254	$89,137,801	$264,366,927	$141,803,779

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	BlackRock Equity Dividend V.I. Class I Shares Subaccount	BlackRock Global Allocation V.I. Class I Shares Subaccount	BlackRock Global Opportunities V.I. Class I Shares Subaccount	BlackRock Global Opportunities V.I. Class III Shares Subaccount	BlackRock High Yield V.I. Class I Shares Subaccount
Net Assets as of January 1, 2013:	$14,510,043	$537,686,873	$28,577,238	$1,030,446	$119,605,882

Investment Income:
Reinvested Dividends	289,919	6,295,655	109,239	1,492	7,085,384
Investment Expense:
Mortality and Expense Risk and Administrative Charges	202,928	7,615,980	416,302	18,143	1,654,994

Net Investment Income (Loss)	86,991	(1,320,325)	(307,063)	(16,651)	5,430,390
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	214,785	20,324,933	—	—	—
Realized Gain (Loss) on Investments	364,466	16,322,722	1,410,590	34,948	201,449

Net Realized Capital Gains (Losses) on Investments	579,251	36,647,655	1,410,590	34,948	201,449
Net Change in Unrealized Appreciation (Depreciation)	2,432,210	33,084,442	6,557,936	268,179	3,660,506

Net Gain (Loss) on Investment	3,011,461	69,732,097	7,968,526	303,127	3,861,955
Net Increase (Decrease) in Net Assets Resulting from Operations	3,098,452	68,411,772	7,661,463	286,476	9,292,345

Increase (Decrease) in Net Assets from Contract Transactions	(2,127,535)	(38,302,366)	(2,400,922)	12,792	356,920

Total Increase (Decrease) in Net Assets	970,917	30,109,406	5,260,541	299,268	9,649,265

Net Assets as of December 31, 2013:	$15,480,960	$567,796,279	$33,837,779	$1,329,714	$129,255,147

Investment Income:
Reinvested Dividends	269,632	11,398,626	352,634	15,150	6,696,274
Investment Expense:
Mortality and Expense Risk and Administrative Charges	202,873	7,532,985	421,392	22,379	1,726,722

Net Investment Income (Loss)	66,759	3,865,641	(68,758)	(7,229)	4,969,552
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	896,260	39,658,674	1,261,140	65,553	605,382
Realized Gain (Loss) on Investments	103,065	14,753,177	1,651,609	50,323	2,241,144

Net Realized Capital Gains (Losses) on Investments	999,325	54,411,851	2,912,749	115,876	2,846,526
Net Change in Unrealized Appreciation (Depreciation)	57,187	(54,084,932)	(4,614,777)	(203,420)	(5,708,131)

Net Gain (Loss) on Investment	1,056,512	326,919	(1,702,028)	(87,544)	(2,861,605)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,123,271	4,192,560	(1,770,786)	(94,773)	2,107,947

Increase (Decrease) in Net Assets from Contract Transactions	(1,432,894)	(58,139,155)	(3,518,349)	250,148	(15,140,232)

Total Increase (Decrease) in Net Assets	(309,623)	(53,946,595)	(5,289,135)	155,375	(13,032,285)

Net Assets as of December 31, 2014:	$15,171,337	$513,849,684	$28,548,644	$1,485,089	$116,222,862

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	BlackRock International V.I. Class I Shares Subaccount	BlackRock Large Cap Core V.I. Class I Shares Subaccount	BlackRock Large Cap Growth V.I. Class I Shares Subaccount	BlackRock Large Cap Value V.I. Class I Shares Subaccount	BlackRock Managed Volatility V.I. Class I Shares Subaccount
Net Assets as of January 1, 2013:	$99,836,702	$166,417,099	$70,774,036	$76,979,613	$21,538,520

Investment Income:
Reinvested Dividends	2,221,707	1,802,310	512,794	1,004,847	283,669
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,439,522	2,414,926	1,024,330	1,157,973	276,705

Net Investment Income (Loss)	782,185	(612,616)	(511,536)	(153,126)	6,964
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	6,022,603	6,025,284	430,638
Realized Gain (Loss) on Investments	(4,782,520)	(1,083,536)	1,988,824	4,892,172	707,532

Net Realized Capital Gains (Losses) on Investments	(4,782,520)	(1,083,536)	8,011,427	10,917,456	1,138,170
Net Change in Unrealized Appreciation (Depreciation)	24,158,147	50,858,253	13,533,887	12,449,131	987,954

Net Gain (Loss) on Investment	19,375,627	49,774,717	21,545,314	23,366,587	2,126,124
Net Increase (Decrease) in Net Assets Resulting from Operations	20,157,812	49,162,101	21,033,778	23,213,461	2,133,088

Increase (Decrease) in Net Assets from Contract Transactions	(10,124,487)	(25,100,590)	(9,547,028)	(9,666,593)	(4,152,126)

Total Increase (Decrease) in Net Assets	10,033,325	24,061,511	11,486,750	13,546,868	(2,019,038)

Net Assets as of December 31, 2013:	$109,870,027	$190,478,610	$82,260,786	$90,526,481	$19,519,482

Investment Income:
Reinvested Dividends	1,813,954	1,745,555	425,883	953,047	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,396,587	2,498,851	1,084,942	1,187,992	245,484

Net Investment Income (Loss)	417,367	(753,296)	(659,059)	(234,945)	(245,484)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	21,530,850	10,437,458	11,583,702	1,244,662
Realized Gain (Loss) on Investments	2,270,540	5,041,733	4,289,606	6,567,586	618,528

Net Realized Capital Gains (Losses) on Investments	2,270,540	26,572,583	14,727,064	18,151,288	1,863,190
Net Change in Unrealized Appreciation (Depreciation)	(9,201,072)	(6,954,306)	(4,702,875)	(9,241,728)	(1,458,545)

Net Gain (Loss) on Investment	(6,930,532)	19,618,277	10,024,189	8,909,560	404,645
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,513,165)	18,864,981	9,365,130	8,674,615	159,161

Increase (Decrease) in Net Assets from Contract Transactions	(12,565,827)	(25,016,354)	(11,083,962)	(12,657,752)	(2,532,179)

Total Increase (Decrease) in Net Assets	(19,078,992)	(6,151,373)	(1,718,832)	(3,983,137)	(2,373,018)

Net Assets as of December 31, 2014:	$90,791,035	$184,327,237	$80,541,954	$86,543,344	$17,146,464

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	BlackRock Money Market V.I. Class I Shares Subaccount	BlackRock S&P 500 Index V.I. Class I Shares Subaccount	BlackRock Total Return V.I. Class I Shares Subaccount	BlackRock U.S. Government Bond V.I. Class I Shares Subaccount	BlackRock Value Opportunities V.I. Class I Shares Subaccount
Net Assets as of January 1, 2013:	$144,927,605	$114,381,232	$146,102,456	$119,798,781	$131,012,837

Investment Income:
Reinvested Dividends	50	2,119,699	4,114,411	2,616,927	782,480
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,890,838	1,755,300	1,801,402	1,476,888	2,022,783

Net Investment Income (Loss)	(1,890,788)	364,399	2,313,009	1,140,039	(1,240,303)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,056	4,123,096	—	725,757	—
Realized Gain (Loss) on Investments	—	5,815,521	(387,490)	544,454	1,183,186

Net Realized Capital Gains (Losses) on Investments	5,056	9,938,617	(387,490)	1,270,211	1,183,186
Net Change in Unrealized Appreciation (Depreciation)	—	22,908,651	(5,312,006)	(7,487,791)	50,452,846

Net Gain (Loss) on Investment	5,056	32,847,268	(5,699,496)	(6,217,580)	51,636,032
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,885,732)	33,211,667	(3,386,487)	(5,077,541)	50,395,729

Increase (Decrease) in Net Assets from Contract Transactions	(13,971,969)	(8,524,569)	(22,844,491)	(20,516,178)	(15,784,400)

Total Increase (Decrease) in Net Assets	(15,857,701)	24,687,098	(26,230,978)	(25,593,719)	34,611,329

Net Assets as of December 31, 2013:	$129,069,904	$139,068,330	$119,871,478	$94,205,062	$165,624,166

Investment Income:
Reinvested Dividends	44	2,295,848	3,335,418	2,052,177	384,648
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,685,341	1,889,333	1,583,381	1,250,123	2,117,371

Net Investment Income (Loss)	(1,685,297)	406,515	1,752,037	802,054	(1,732,723)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,586	6,680,301	—	—	9,768,800
Realized Gain (Loss) on Investments	—	6,552,751	738,360	(199,655)	11,244,467

Net Realized Capital Gains (Losses) on Investments	6,586	13,233,052	738,360	(199,655)	21,013,267
Net Change in Unrealized Appreciation (Depreciation)	—	1,513,883	3,496,107	3,329,914	(13,599,411)

Net Gain (Loss) on Investment	6,586	14,746,935	4,234,467	3,130,259	7,413,856
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,678,711)	15,153,450	5,986,504	3,932,313	5,681,133

Increase (Decrease) in Net Assets from Contract Transactions	(11,890,679)	(13,263,670)	(12,681,262)	(12,832,738)	(22,399,357)

Total Increase (Decrease) in Net Assets	(13,569,390)	1,889,780	(6,694,758)	(8,900,425)	(16,718,224)

Net Assets as of December 31, 2014:	$115,500,514	$140,958,110	$113,176,720	$85,304,637	$148,905,942

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	Columbia - Select Smaller-Cap Value Class 1 Shares	Davis Value	Dreyfus VIF Appreciation Service Shares	Eaton Vance VT Floating-Rate Income	Eaton Vance VT Large- Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$8,779,634	$72,042,655	$26,366,039	$2,879,153	$45,842,254

Investment Income:
Reinvested Dividends	—	680,075	438,940	120,658	409,178
Investment Expense:
Mortality and Expense Risk and Administrative Charges	154,388	1,120,185	344,406	48,998	662,304

Net Investment Income (Loss)	(154,388)	(440,110)	94,534	71,660	(253,126)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	5,751,328	65,732	21,971	—
Realized Gain (Loss) on Investments	477,139	3,428,923	3,086,783	7,367	2,937,232

Net Realized Capital Gains (Losses) on Investments	477,139	9,180,251	3,152,515	29,338	2,937,232
Net Change in Unrealized Appreciation (Depreciation)	3,350,897	12,857,669	812,337	(22,041)	8,370,731

Net Gain (Loss) on Investment	3,828,036	22,037,920	3,964,852	7,297	11,307,963
Net Increase (Decrease) in Net Assets Resulting from Operations	3,673,648	21,597,810	4,059,386	78,957	11,054,837

Increase (Decrease) in Net Assets from Contract Transactions	(1,783,530)	(8,515,098)	(8,415,385)	1,099,018	(10,737,065)

Total Increase (Decrease) in Net Assets	1,890,118	13,082,712	(4,355,999)	1,177,975	317,772

Net Assets as of December 31, 2013:	$10,669,752	$85,125,367	$22,010,040	$4,057,128	$46,160,026

Investment Income:
Reinvested Dividends	—	732,914	336,175	118,622	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	153,259	1,144,333	293,881	53,553	203,524

Net Investment Income (Loss)	(153,259)	(411,419)	42,294	65,069	(203,524)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	15,863,287	583,763	—	70,815
Realized Gain (Loss) on Investments	938,082	3,412,735	1,137,794	(12,846)	11,803,440

Net Realized Capital Gains (Losses) on Investments	938,082	19,276,022	1,721,557	(12,846)	11,874,255
Net Change in Unrealized Appreciation (Depreciation)	(395,069)	(15,281,430)	(436,756)	(79,354)	(10,136,896)

Net Gain (Loss) on Investment	543,013	3,994,592	1,284,801	(92,200)	1,737,359
Net Increase (Decrease) in Net Assets Resulting from Operations	389,754	3,583,173	1,327,095	(27,131)	1,533,835

Increase (Decrease) in Net Assets from Contract Transactions	(2,048,658)	(10,059,456)	(3,668,841)	(543,567)	(44,008,484)

Total Increase (Decrease) in Net Assets	(1,658,904)	(6,476,283)	(2,341,746)	(570,698)	(42,474,649)

Net Assets as of December 31, 2014:	$9,010,848	$78,649,084	$19,668,294	$3,486,430	$3,685,377

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	Federated Kaufmann II Primary Shares	Federated Managed Tail Risk II Primary Shares	Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Growth Class 2 Shares	Invesco V.I. American Franchise Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$23,191,977	$4,560,463	$6,998,829	$2,753,908	$20,079,581

Investment Income:
Reinvested Dividends	—	47,761	123,829	81,964	94,014
Investment Expense:
Mortality and Expense Risk and Administrative Charges	366,251	65,988	78,233	44,057	301,189

Net Investment Income (Loss)	(366,251)	(18,227)	45,596	37,907	(207,175)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,247,763	97,681	—	—	—
Realized Gain (Loss) on Investments	1,005,895	243,932	736,251	4,237	462,512

Net Realized Capital Gains (Losses) on Investments	3,253,658	341,613	736,251	4,237	462,512
Net Change in Unrealized Appreciation (Depreciation)	5,569,619	322,096	260,873	733,700	6,882,508

Net Gain (Loss) on Investment	8,823,277	663,709	997,124	737,937	7,345,020
Net Increase (Decrease) in Net Assets Resulting from Operations	8,457,026	645,482	1,042,720	775,844	7,137,845

Increase (Decrease) in Net Assets from Contract Transactions	(2,124,377)	(599,008)	(3,136,541)	(176,551)	(2,735,550)

Total Increase (Decrease) in Net Assets	6,332,649	46,474	(2,093,821)	599,293	4,402,295

Net Assets as of December 31, 2013:	$29,524,626	$4,606,937	$4,905,008	$3,353,201	$24,481,876

Investment Income:
Reinvested Dividends	—	82,843	74,377	38,919	9,761
Investment Expense:
Mortality and Expense Risk and Administrative Charges	395,070	64,469	55,774	41,526	324,713

Net Investment Income (Loss)	(395,070)	18,374	18,603	(2,607)	(314,952)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,108,829	907,529	—	—	—
Realized Gain (Loss) on Investments	1,600,008	(10,346)	318,866	238,307	1,094,663

Net Realized Capital Gains (Losses) on Investments	4,708,837	897,183	318,866	238,307	1,094,663
Net Change in Unrealized Appreciation (Depreciation)	(2,126,228)	(1,022,936)	(793,768)	(361,691)	790,458

Net Gain (Loss) on Investment	2,582,609	(125,753)	(474,902)	(123,384)	1,885,121
Net Increase (Decrease) in Net Assets Resulting from Operations	2,187,539	(107,379)	(456,299)	(125,991)	1,570,169

Increase (Decrease) in Net Assets from Contract Transactions	(3,845,437)	(287,599)	(1,407,326)	(536,602)	(3,064,647)

Total Increase (Decrease) in Net Assets	(1,657,898)	(394,978)	(1,863,625)	(662,593)	(1,494,478)

Net Assets as of December 31, 2014:	$27,866,728	$4,211,959	$3,041,383	$2,690,608	$22,987,398

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	Invesco V.I. Comstock Series I Shares	Invesco V.I. Core Equity Series I Shares	Invesco V.I. International Growth Series I Shares	Invesco V.I. Mid Cap Core Equity Series I Shares	Invesco V.I. Value Opportunities Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$119,072,522	$51,544,784	$11,211,134	$4,035,107	$257,376

Investment Income:
Reinvested Dividends	2,362,086	768,632	139,590	28,655	4,397
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,002,489	762,412	181,143	65,022	4,283

Net Investment Income (Loss)	359,597	6,220	(41,553)	(36,367)	114
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	289,258	—
Realized Gain (Loss) on Investments	6,643,901	2,206,730	358,528	238,168	2,529

Net Realized Capital Gains (Losses) on Investments	6,643,901	2,206,730	358,528	527,426	2,529
Net Change in Unrealized Appreciation (Depreciation)	32,947,849	11,259,449	1,508,457	508,853	78,587

Net Gain (Loss) on Investment	39,591,750	13,466,179	1,866,985	1,036,279	81,116
Net Increase (Decrease) in Net Assets Resulting from Operations	39,951,347	13,472,399	1,825,432	999,912	81,230

Increase (Decrease) in Net Assets from Contract Transactions	(7,016,173)	(6,176,661)	(1,285,150)	(643,322)	(4,651)

Total Increase (Decrease) in Net Assets	32,935,174	7,295,738	540,282	356,590	76,579

Net Assets as of December 31, 2013:	$152,007,696	$58,840,522	$11,751,416	$4,391,697	$333,955

Investment Income:
Reinvested Dividends	1,760,914	500,585	161,500	1,644	3,831
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,982,336	802,899	171,290	67,370	4,312

Net Investment Income (Loss)	(221,422)	(302,314)	(9,790)	(65,726)	(481)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	279,486	—	471,661	—
Realized Gain (Loss) on Investments	18,287,086	2,481,409	457,266	125,796	34,283

Net Realized Capital Gains (Losses) on Investments	18,287,086	2,760,895	457,266	597,457	34,283
Net Change in Unrealized Appreciation (Depreciation)	(7,638,896)	1,356,561	(548,823)	(403,694)	(18,310)

Net Gain (Loss) on Investment	10,648,190	4,117,456	(91,557)	193,763	15,973
Net Increase (Decrease) in Net Assets Resulting from Operations	10,426,768	3,815,142	(101,347)	128,037	15,492

Increase (Decrease) in Net Assets from Contract Transactions	(50,196,950)	(4,658,147)	(1,677,601)	(205,172)	(80,678)

Total Increase (Decrease) in Net Assets	(39,770,182)	(843,005)	(1,778,948)	(77,135)	(65,186)

Net Assets as of December 31, 2014:	$112,237,514	$57,997,517	$9,972,468	$4,314,562	$268,769

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	Janus Aspen - Enterprise Service Shares	Janus Aspen - Forty Service Shares	MFS® Growth Initial Class	Oppenheimer Capital Appreciation Service Shares	Oppenheimer Main Street Small Cap® Service Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$504,106	$4,684,302	$61,986,152	$1,250,483	$2,484,436

Investment Income:
Reinvested Dividends	2,095	32,764	151,897	10,812	19,810
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,291	76,222	932,608	19,587	39,620

Net Investment Income (Loss)	(6,196)	(43,458)	(780,711)	(8,775)	(19,810)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	481,146	—	34,199
Realized Gain (Loss) on Investments	17,895	300,730	4,045,454	18,705	372,101

Net Realized Capital Gains (Losses) on Investments	17,895	300,730	4,526,600	18,705	406,300
Net Change in Unrealized Appreciation (Depreciation)	138,607	1,123,493	16,440,190	343,397	531,124

Net Gain (Loss) on Investment	156,502	1,424,223	20,966,790	362,102	937,424
Net Increase (Decrease) in Net Assets Resulting from Operations	150,306	1,380,765	20,186,079	353,327	917,614

Increase (Decrease) in Net Assets from Contract Transactions	(14,933)	58,712	(7,134,618)	70,592	(325,068)

Total Increase (Decrease) in Net Assets	135,373	1,439,477	13,051,461	423,919	592,546

Net Assets as of December 31, 2013:	$639,479	$6,123,779	$75,037,613	$1,674,402	$3,076,982

Investment Income:
Reinvested Dividends	207	1,834	75,290	3,144	18,873
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,679	84,033	1,009,976	23,237	40,786

Net Investment Income (Loss)	(8,472)	(82,199)	(934,686)	(20,093)	(21,913)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	43,242	1,811,246	4,804,690	42,091	418,897
Realized Gain (Loss) on Investments	50,427	192,605	4,666,729	81,606	373,659

Net Realized Capital Gains (Losses) on Investments	93,669	2,003,851	9,471,419	123,697	792,556
Net Change in Unrealized Appreciation (Depreciation)	(26,574)	(1,525,146)	(3,373,637)	116,799	(488,548)

Net Gain (Loss) on Investment	67,095	478,705	6,097,782	240,496	304,008
Net Increase (Decrease) in Net Assets Resulting from Operations	58,623	396,506	5,163,096	220,403	282,095

Increase (Decrease) in Net Assets from Contract Transactions	(92,989)	(442,050)	(7,441,682)	(48,221)	(175,060)

Total Increase (Decrease) in Net Assets	(34,366)	(45,544)	(2,278,586)	172,182	107,035

Net Assets as of December 31, 2014:	$605,113	$6,078,235	$72,759,027	$1,846,584	$3,184,017

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	Oppenheimer Main Street® Service Shares	PIMCO CommodityRealReturn® Strategy Administrative Class	PIMCO Low Duration Administrative Class	PIMCO Real Return Administrative Class	PIMCO Total Return Administrative Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$438,981	$14,508,595	$48,785,124	$53,435,306	$463,622,535

Investment Income:
Reinvested Dividends	4,169	220,457	754,261	794,221	9,257,605
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,605	200,985	802,097	750,263	6,086,570

Net Investment Income (Loss)	(2,436)	19,472	(47,836)	43,958	3,171,035
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	350,328	3,290,735
Realized Gain (Loss) on Investments	39,002	(572,450)	119,817	337,996	7,570,326

Net Realized Capital Gains (Losses) on Investments	39,002	(572,450)	119,817	688,324	10,861,061
Net Change in Unrealized Appreciation (Depreciation)	83,774	(1,687,500)	(819,045)	(6,242,925)	(28,669,924)

Net Gain (Loss) on Investment	122,776	(2,259,950)	(699,228)	(5,554,601)	(17,808,863)
Net Increase (Decrease) in Net Assets Resulting from Operations	120,340	(2,240,478)	(747,064)	(5,510,643)	(14,637,828)

Increase (Decrease) in Net Assets from Contract Transactions	(79,398)	1,033,124	22,305,773	(2,256,020)	(69,525,017)

Total Increase (Decrease) in Net Assets	40,942	(1,207,354)	21,558,709	(7,766,663)	(84,162,845)

Net Assets as of December 31, 2013:	$479,923	$13,301,241	$70,343,833	$45,668,643	$379,459,690

Investment Income:
Reinvested Dividends	2,949	44,154	764,586	630,301	7,704,637
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,031	188,601	1,023,476	668,187	5,125,829

Net Investment Income (Loss)	(4,082)	(144,447)	(258,890)	(37,886)	2,578,808
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	10,369	—	—	—	—
Realized Gain (Loss) on Investments	23,600	(617,687)	93,242	(465,415)	752,209

Net Realized Capital Gains (Losses) on Investments	33,969	(617,687)	93,242	(465,415)	752,209
Net Change in Unrealized Appreciation (Depreciation)	12,738	(1,558,429)	(255,979)	1,317,159	6,708,245

Net Gain (Loss) on Investment	46,707	(2,176,116)	(162,737)	851,744	7,460,454
Net Increase (Decrease) in Net Assets Resulting from Operations	42,625	(2,320,563)	(421,627)	813,858	10,039,262

Increase (Decrease) in Net Assets from Contract Transactions	228,316	173,063	(4,947,430)	(4,511,193)	(58,704,692)

Total Increase (Decrease) in Net Assets	270,941	(2,147,500)	(5,369,057)	(3,697,335)	(48,665,430)

Net Assets as of December 31, 2014:	$750,864	$11,153,741	$64,974,776	$41,971,308	$330,794,260

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	Pioneer Emerging Markets VCT Class II Shares	Pioneer Fund VCT Class II Shares	Pioneer High Yield VCT Class II Shares	Pioneer Real Estate Shares VCT Class II Shares	TA Aegon Tactical Vanguard ETF - Balanced Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$5,307,653	$780,130	$2,641,699	$1,691,778	$650,303

Investment Income:
Reinvested Dividends	42,668	8,811	148,071	43,369	9,746
Investment Expense:
Mortality and Expense Risk and Administrative Charges	68,455	12,194	41,651	30,372	18,077

Net Investment Income (Loss)	(25,787)	(3,383)	106,420	12,997	(8,331)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	38,120	168,124	92,992	10,228
Realized Gain (Loss) on Investments	(149,856)	5,623	49,783	98,118	5,870

Net Realized Capital Gains (Losses) on Investments	(149,856)	43,743	217,907	191,110	16,098
Net Change in Unrealized Appreciation (Depreciation)	11,601	192,913	(39,924)	(215,767)	110,767

Net Gain (Loss) on Investment	(138,255)	236,656	177,983	(24,657)	126,865
Net Increase (Decrease) in Net Assets Resulting from Operations	(164,042)	233,273	284,403	(11,660)	118,534

Increase (Decrease) in Net Assets from Contract Transactions	(475,333)	(65,603)	279,043	330,649	1,195,802

Total Increase (Decrease) in Net Assets	(639,375)	167,670	563,446	318,989	1,314,336

Net Assets as of December 31, 2013:	$4,668,278	$947,800	$3,205,145	$2,010,767	$1,964,639

Investment Income:
Reinvested Dividends	8,383	8,966	145,031	64,660	13,702
Investment Expense:
Mortality and Expense Risk and Administrative Charges	57,917	14,108	45,639	39,278	28,551

Net Investment Income (Loss)	(49,534)	(5,142)	99,392	25,382	(14,849)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	23,833	71,589	119,979	283,951	50,785
Realized Gain (Loss) on Investments	(63,607)	51,625	(31,199)	60,754	56,767

Net Realized Capital Gains (Losses) on Investments	(39,774)	123,214	88,780	344,705	107,552
Net Change in Unrealized Appreciation (Depreciation)	(363,658)	(26,969)	(232,697)	249,106	(46,595)

Net Gain (Loss) on Investment	(403,432)	96,245	(143,917)	593,811	60,957
Net Increase (Decrease) in Net Assets Resulting from Operations	(452,966)	91,103	(44,525)	619,193	46,108

Increase (Decrease) in Net Assets from Contract Transactions	(999,901)	(91,822)	(382,668)	725,722	239,389

Total Increase (Decrease) in Net Assets	(1,452,867)	(719)	(427,193)	1,344,915	285,497

Net Assets as of December 31, 2014:	$3,215,411	$947,081	$2,777,952	$3,355,682	$2,250,136

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA Aegon Tactical Vanguard ETF - Conservative Service Class	TA Aegon Tactical Vanguard ETF - Growth Service Class	TA AllianceBernstein Dynamic Allocation Service Class	TA Barrow Hanley Dividend Focused Service Class	TA Legg Mason Dynamic Allocation - Balanced Service Class
	Subaccount	Subaccount	Subaccount	Subaccount(1)	Subaccount
Net Assets as of January 1, 2013:	$119,071	$3,714	$164,832	$—	$43,920

Investment Income:
Reinvested Dividends	17,448	3,234	3,119	—	139
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,674	2,787	4,068	—	1,229

Net Investment Income (Loss)	6,774	447	(949)	—	(1,090)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	19,713	—	—	—	25
Realized Gain (Loss) on Investments	1,532	384	4,477	—	73

Net Realized Capital Gains (Losses) on Investments	21,245	384	4,477	—	98
Net Change in Unrealized Appreciation (Depreciation)	21,814	32,885	12,590	—	8,334

Net Gain (Loss) on Investment	43,059	33,269	17,067	—	8,432
Net Increase (Decrease) in Net Assets Resulting from Operations	49,833	33,716	16,118	—	7,342

Increase (Decrease) in Net Assets from Contract Transactions	1,536,604	434,329	166,171	—	113,753

Total Increase (Decrease) in Net Assets	1,586,437	468,045	182,289	—	121,095

Net Assets as of December 31, 2013:	$1,705,508	$471,759	$347,121	$—	$165,015

Investment Income:
Reinvested Dividends	19,232	6,533	3,056	628,605	2,054
Investment Expense:
Mortality and Expense Risk and Administrative Charges	25,404	10,237	5,906	590,062	4,067

Net Investment Income (Loss)	(6,172)	(3,704)	(2,850)	38,543	(2,013)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	75,886	37,176	—	—	—
Realized Gain (Loss) on Investments	7,161	2,016	2,525	1,083,787	418

Net Realized Capital Gains (Losses) on Investments	83,047	39,192	2,525	1,083,787	418
Net Change in Unrealized Appreciation (Depreciation)	(30,707)	(20,534)	13,069	1,788,015	21,451

Net Gain (Loss) on Investment	52,340	18,658	15,594	2,871,802	21,869
Net Increase (Decrease) in Net Assets Resulting from Operations	46,168	14,954	12,744	2,910,345	19,856

Increase (Decrease) in Net Assets from Contract Transactions	114,547	437,467	104,362	34,092,759	486,217

Total Increase (Decrease) in Net Assets	160,715	452,421	117,106	37,003,104	506,073

Net Assets as of December 31, 2014:	$1,866,223	$924,180	$464,227	$37,003,104	$671,088

See Accompanying Notes.

(1)	See Footnote 1

17

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA Legg Mason Dynamic Allocation - Growth Service Class	TA Market Participation Strategy Service Class	TA Morgan Stanley Mid- Cap Growth Service Class	TA PIMCO Tactical - Balanced Service Class	TA PIMCO Tactical - Conservative Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$—	$—	$28,371,007	$—	$215,263

Investment Income:
Reinvested Dividends	17	—	180,781	147	91
Investment Expense:
Mortality and Expense Risk and Administrative Charges	154	—	447,765	380	1,324

Net Investment Income (Loss)	(137)	—	(266,984)	(233)	(1,233)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2	—	622,134	—	—
Realized Gain (Loss) on Investments	14	—	1,491,557	202	12,916

Net Realized Capital Gains (Losses) on Investments	16	—	2,113,691	202	12,916
Net Change in Unrealized Appreciation (Depreciation)	2,120	—	7,569,428	2,799	121

Net Gain (Loss) on Investment	2,136	—	9,683,119	3,001	13,037
Net Increase (Decrease) in Net Assets Resulting from Operations	1,999	—	9,416,135	2,768	11,804

Increase (Decrease) in Net Assets from Contract Transactions	30,008	—	(6,282,627)	48,601	(77,959)

Total Increase (Decrease) in Net Assets	32,007	—	3,133,508	51,369	(66,155)

Net Assets as of December 31, 2013:	$32,007	$—	$31,504,515	$51,369	$149,108

Investment Income:
Reinvested Dividends	2,523	—	—	3,650	2,213
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,850	—	452,548	3,672	2,413

Net Investment Income (Loss)	(2,327)	—	(452,548)	(22)	(200)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	2,026,032	11,797	3,787
Realized Gain (Loss) on Investments	593	—	1,008,964	2,142	212

Net Realized Capital Gains (Losses) on Investments	593	—	3,034,996	13,939	3,999
Net Change in Unrealized Appreciation (Depreciation)	25,477	—	(3,130,350)	1,452	8,283

Net Gain (Loss) on Investment	26,070	—	(95,354)	15,391	12,282
Net Increase (Decrease) in Net Assets Resulting from Operations	23,743	—	(547,902)	15,369	12,082

Increase (Decrease) in Net Assets from Contract Transactions	463,441	—	(2,145,818)	367,800	74,967

Total Increase (Decrease) in Net Assets	487,184	—	(2,693,720)	383,169	87,049

Net Assets as of December 31, 2014:	$519,191	$—	$28,810,795	$434,538	$236,157

See Accompanying Notes.

(1)	See Footnote 1

18

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA PIMCO Tactical - Growth Service Class	TA Systematic Small/Mid Cap Value Service Class	TA Vanguard ETF - Balanced Service Class	TA Vanguard ETF - Conservative Service Class	TA Vanguard ETF - Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$—	$10,941,399	$80,836	$263,381	$—

Investment Income:
Reinvested Dividends	—	139,637	9,406	3,347	1,581
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	503,693	7,779	4,158	1,078

Net Investment Income (Loss)	—	(364,056)	1,627	(811)	503
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	95,564	11,655	3,768	2,553
Realized Gain (Loss) on Investments	—	278,938	2,639	2,565	97

Net Realized Capital Gains (Losses) on Investments	—	374,502	14,294	6,333	2,650
Net Change in Unrealized Appreciation (Depreciation)	—	8,988,498	50,625	13,133	8,832

Net Gain (Loss) on Investment	—	9,363,000	64,919	19,466	11,482
Net Increase (Decrease) in Net Assets Resulting from Operations	—	8,998,944	66,546	18,655	11,985

Increase (Decrease) in Net Assets from Contract Transactions	—	29,423,637	826,993	326,238	194,577

Total Increase (Decrease) in Net Assets	—	38,422,581	893,539	344,893	206,562

Net Assets as of December 31, 2013:	$—	$49,363,980	$974,375	$608,274	$206,562

Investment Income:
Reinvested Dividends	1,481	283,487	34,448	14,501	14,146
Investment Expense:
Mortality and Expense Risk and Administrative Charges	765	711,565	35,265	14,343	12,133

Net Investment Income (Loss)	716	(428,078)	(817)	158	2,013
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,575	3,961,586	108,489	35,129	79,049
Realized Gain (Loss) on Investments	97	1,122,956	74,095	2,609	1,412

Net Realized Capital Gains (Losses) on Investments	2,672	5,084,542	182,584	37,738	80,461
Net Change in Unrealized Appreciation (Depreciation)	(436)	(3,045,954)	(99,062)	(6,519)	(72,360)

Net Gain (Loss) on Investment	2,236	2,038,588	83,522	31,219	8,101
Net Increase (Decrease) in Net Assets Resulting from Operations	2,952	1,610,510	82,705	31,377	10,114

Increase (Decrease) in Net Assets from Contract Transactions	90,296	(5,356,825)	2,269,478	874,544	1,172,240

Total Increase (Decrease) in Net Assets	93,248	(3,746,315)	2,352,183	905,921	1,182,354

Net Assets as of December 31, 2014:	$93,248	$45,617,665	$3,326,558	$1,514,195	$1,388,916

See Accompanying Notes.

(1)	See Footnote 1

19

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA WMC US Growth Service Class	Wanger International	Wanger USA
	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$68,054,444	$27,533,571	$10,230,629

Investment Income:
Reinvested Dividends	378,306	1,020,807	18,619
Investment Expense:
Mortality and Expense Risk and Administrative Charges	855,462	531,740	212,694

Net Investment Income (Loss)	(477,156)	489,067	(194,075)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	2,659,775	1,180,896
Realized Gain (Loss) on Investments	6,375,591	(424,518)	692,157

Net Realized Capital Gains (Losses) on Investments	6,375,591	2,235,257	1,873,053
Net Change in Unrealized Appreciation (Depreciation)	9,584,390	3,608,037	2,193,708

Net Gain (Loss) on Investment	15,959,981	5,843,294	4,066,761
Net Increase (Decrease) in Net Assets Resulting from Operations	15,482,825	6,332,361	3,872,686

Increase (Decrease) in Net Assets from Contract Transactions	(33,166,222)	7,222,959	3,309,512

Total Increase (Decrease) in Net Assets	(17,683,397)	13,555,320	7,182,198

Net Assets as of December 31, 2013:	$50,371,047	$41,088,891	$17,412,827

Investment Income:
Reinvested Dividends	332,198	561,754	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	735,585	582,672	250,618

Net Investment Income (Loss)	(403,387)	(20,918)	(250,618)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,790,897	4,332,118	2,066,311
Realized Gain (Loss) on Investments	3,006,426	(308,413)	417,695

Net Realized Capital Gains (Losses) on Investments	4,797,323	4,023,705	2,484,006
Net Change in Unrealized Appreciation (Depreciation)	(127,529)	(6,103,206)	(1,706,558)

Net Gain (Loss) on Investment	4,669,794	(2,079,501)	777,448
Net Increase (Decrease) in Net Assets Resulting from Operations	4,266,407	(2,100,419)	526,830

Increase (Decrease) in Net Assets from Contract Transactions	(8,186,477)	(2,096,094)	(1,985,298)

Total Increase (Decrease) in Net Assets	(3,920,070)	(4,196,513)	(1,458,468)

Net Assets as of December 31, 2014:	$46,450,977	$36,892,378	$15,954,359

See Accompanying Notes.

(1)	See Footnote 1

20

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

1. Organization and Summary of Significant Accounting Policies

Organization

Merrill Lynch Life Variable Annuity Separate Account A (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Merrill Lynch Investor Choice Annuity®, Merrill Lynch Retirement Plus®, Merrill Lynch Retirement Power®, and Merrill Lynch Retirement Optimizer.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AllianceBernstein Variable Products Series Fund, Inc.	AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Global Thematic Growth Class A	AllianceBernstein Global Thematic Growth Portfolio Class A
AllianceBernstein Growth and Income Class A	AllianceBernstein Growth and Income Portfolio Class A
AllianceBernstein International Value Class A	AllianceBernstein International Value Portfolio Class A
AllianceBernstein Large Cap Growth Class A	AllianceBernstein Large Cap Growth Portfolio Class A
AllianceBernstein Small/Mid Cap Value Class A	AllianceBernstein Small/Mid Cap Value Portfolio Class A
AllianceBernstein Value Class A	AllianceBernstein Value Portfolio Class A
American Century Variable Series Funds, Inc.	American Century Variable Series Funds, Inc.
American Century VP International Class I	American Century VP International Fund Class I
American Century VP Ultra® Class I	American Century VP Ultra® Fund Class I
American Funds Insurance Series ®	American Funds Insurance Series ®
American Funds - Asset Allocation Class 2 Shares	American Funds - Asset Allocation Fund Class 2 Shares
American Funds - Bond Class 2 Shares	American Funds - Bond Fund Class 2 Shares
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2	American Funds - Growth-Income Fund Class 2
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
BlackRock Funds, Inc.	BlackRock Funds, Inc.
BlackRock Basic Value V.I. Class I Shares	BlackRock Basic Value V.I. Fund Class I
BlackRock Capital Appreciation V.I. Class I Shares	BlackRock Capital Appreciation V.I. Fund Class I
BlackRock Equity Dividend V.I. Class I Shares	BlackRock Equity Dividend V.I. Fund Class I Shares
BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Allocation V.I.
BlackRock Global Opportunities V.I. Class I Shares	BlackRock Global Opportunities V.I. Fund Class I Shares
BlackRock Global Opportunities V.I. Class III Shares	BlackRock Global Opportunities V.I. Fund Class III Shares
BlackRock High Yield V.I. Class I Shares	BlackRock High Yield V.I.
BlackRock International V.I. Class I Shares	BlackRock International V.I. Fund Class I Shares
BlackRock Large Cap Core V.I. Class I Shares	BlackRock Large Cap Core V.I. Fund Class I Shares
BlackRock Large Cap Growth V.I. Class I Shares	BlackRock Large Cap Growth V.I. Fund Class I Shares
BlackRock Large Cap Value V.I. Class I Shares	BlackRock Large Cap Value V.I. Fund Class I Shares
BlackRock Managed Volatility V.I. Class I Shares	BlackRock Managed Volatility V.I. Fund Class I Shares
BlackRock Money Market V.I. Class I Shares	BlackRock Money Market V.I.

21

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
BlackRock Funds, Inc.	BlackRock Funds, Inc.
BlackRock S&P 500 Index V.I. Class I Shares	BlackRock S&P 500 Index V.I. Fund Class I Shares
BlackRock Total Return V.I. Class I Shares	BlackRock Total Return V.I. Fund Class I
BlackRock U.S. Government Bond V.I. Class I Shares	BlackRock U.S. Government Bond V.I. Fund Class I Shares
BlackRock Value Opportunities V.I. Class I Shares	BlackRock Value Opportunities V.I. Fund Class I Shares
Columbia Funds Variable Insurance Trust II	Columbia Funds Variable Insurance Trust II
Columbia - Select Smaller-Cap Value Class I	Columbia - Select Smaller-Cap Value Fund Class I
Davis Variable Account Fund, Inc.	Davis Variable Account Fund, Inc.
Davis Value	Davis Value Portfolio
Dreyfus Variable Investment Fund	Dreyfus Variable Investment Fund
Dreyfus VIF Appreciation Service Class	Dreyfus Appreciation Portfolio Service Class
Eaton Vance Variable Trust	Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income	Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Large-Cap Value	Eaton Vance VT Large-Cap Value Fund
Federated Insurance Series	Federated Insurance Series
Federated Kaufmann Fund II Primary Shares	Federated Kaufmann Fund II Primary Shares
Federated Managed Tail Risk Fund II Primary Shares	Federated Managed Tail Risk Fund II Primary Shares
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Foreign Fund Class 2
Franklin Templeton Growth Class 2 Shares	Franklin Templeton Growth Fund Class 2
AIM Variable Insurance Funds- (Invesco Variable Insurance)	AIM Variable Insurance Funds- (Invesco Variable Insurance)
Invesco V.I. American Franchise Series I Shares	Invesco V.I. American Franchise Fund Series I Shares
Invesco V.I. Comstock Series I Shares	Invesco V.I. Comstock Fund Series I Shares
Invesco V.I. Core Equity Series I	Invesco V.I. Core Equity Fund Series I
Invesco V.I. International Growth Series I	Invesco V.I. International Growth Fund Series I
Invesco V.I. Mid Cap Core Equity Series I	Invesco V.I. Mid Cap Core Equity Fund Series I
Invesco V.I. Value Opportunities Series I	Invesco V.I. Value Opportunities Fund Series I
Janus Aspen Series	Janus Aspen Series
Janus Aspen - Enterprise Service Shares	Janus Aspen - Enterprise Portfolio Service Shares
Janus Aspen - Forty Service Shares	Janus Aspen - Forty Portfolio Service Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® Growth Initial Class	MFS® Growth Series Initial Class
Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Service Shares	Oppenheimer Capital Appreciation Service Fund®/VA Class
Oppenheimer Main Street Service Shares	Oppenheimer Main Street Service Fund®/VA Class
Oppenheimer Main Street Small Cap Service Shares	Oppenheimer Main Street Small Cap Fund®/VA Service Class
PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
PIMCO CommodityRealReturn® Strategy Administrative Class Shares	PIMCO CommodityRealReturn® Strategy Administrative Portfolio Class Shares
PIMCO Low Duration Administrative Class	PIMCO Low Duration Administrative Portfolio Class
PIMCO Real Return Administrative Class	PIMCO Real Return Administrative Portfolio Class
PIMCO Total Return Administrative Class	PIMCO Total Return Administrative Portfolio Class
Pioneer Variable Contracts Trust	Pioneer Variable Contracts Trust
Pioneer Emerging Markets VCT Class II Shares	Pioneer Emerging Markets VCT Portfolio Class II Shares

22

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Pioneer Variable Contracts Trust	Pioneer Variable Contracts Trust
Pioneer Fund VCT Class II Shares	Pioneer Fund VCT Portfolio Class II Shares
Pioneer High Yield VCT Class II Shares	Pioneer High Yield VCT Portfolio Class II Shares
Pioneer Real Estate Shares VCT Class II Shares	Pioneer Real Estate Shares VCT Portfolio Class II Shares
Transamerica Series Trust	Transamerica Series Trust
TA Aegon Tactical Vanguard ETF - Balanced Service Class	Transamerica Aegon Tactical Vanguard ETF - Balanced VP Service Class
TA Aegon Tactical Vanguard ETF - Conservative Service Class	Transamerica Aegon Tactical Vanguard ETF - Conservative VP Service Class
TA Aegon Tactical Vanguard ETF - Growth Service Class	Transamerica Aegon Tactical Vanguard ETF - Growth VP Service Class
TA AllianceBernstein Dynamic Allocation Service Class	Transamerica AllianceBernstein Dynamic Allocation VP Service Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA Legg Mason Dynamic Allocation - Balanced Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP Service Class
TA Legg Mason Dynamic Allocation - Growth Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP Service Class
TA Market Participation Strategy Service Class	Transamerica Market Paticipation Strategy VP Service Class
TA Morgan Stanley Mid-Cap Growth Service Class	Transamerica Morgan Stanley Mid-Cap Growth VP Service Class
TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class
TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class
TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class
TA Systematic Small/Mid Cap Value Service Class	Transamerica Systematic Small/Mid Cap Value VP Service Class
TA Vanguard ETF - Balanced Service Class	Transamerica Vanguard ETF - Balanced VP Service Class
TA Vanguard ETF - Conservative Service Class	Transamerica Vanguard ETF - Conservative VP Service Class
TA Vanguard ETF - Growth Service Class	Transamerica Vanguard ETF - Growth VP Service Class
TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA Barrow Hanley Dividend Focused Service Class	February 5, 2014
TA PIMCO Tactical - Balanced Service Class	September 17, 2012
TA PIMCO Tactical - Conservative Service Class	September 17, 2012
TA PIMCO Tactical - Growth Service Class	September 17, 2012
TA Market Participation Strategy Service Class	September 17, 2012
TA Aegon Tactical Vanguard ETF - Balanced Service Class	May 1, 2012
TA Aegon Tactical Vanguard ETF - Conservative Service Class	May 1, 2012
TA Aegon Tactical Vanguard ETF - Growth Service Class	May 1, 2012
TA Legg Mason Dynamic Allocation - Balanced Service Class	May 1, 2012
TA Legg Mason Dynamic Allocation - Growth Service Class	May 1, 2012

23

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA Vanguard ETF - Balanced Service Class	May 1, 2012
TA Vanguard ETF - Conservative Service Class	May 1, 2012
TA Vanguard ETF - Growth Service Class	May 1, 2012
TA Morgan Stanley Mid-Cap Growth Service Class	December 30, 2011
Columbia - Select Smaller-Cap Value Class I	March 11, 2011

The following subaccount name changes were made effective during the fiscal year ended December 31, 2014:

Subaccount	Formerly
Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Foreign Securities Class 2

Franklin Templeton Growth Class 2 Shares	Franklin Templeton Growth Securities Class 2

TA WMC US Growth Service Class	TA WMC Diversified Growth Service Class

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2014.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

24

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:

Subaccount	Purchases	Sales
AllianceBernstein Global Thematic Growth Class A Shares	$1,230,949	$1,136,067
AllianceBernstein Growth and Income Class A Shares	463,989	1,812,867
AllianceBernstein International Value Class A Shares	985,109	416,613
AllianceBernstein Large Cap Growth Class A Shares	547,181	13,334,485
AllianceBernstein Small/Mid Cap Value Class A Shares	792,546	1,454,577
AllianceBernstein Value Class A Shares	91,795	442,013
American Century VP International Class I Shares	1,348,619	4,901,417
American Century VP Ultra® Class I Shares	987,088	2,234,679
American Funds - Asset Allocation Class 2 Shares	1,600,783	2,968,263
American Funds - Bond Class 2 Shares	1,675,879	2,243,346
American Funds - Growth Class 2 Shares	3,930,150	7,259,856
American Funds - Growth-Income Class 2 Shares	3,444,958	7,256,090
American Funds - International Class 2 Shares	7,502,555	13,012,942
BlackRock Basic Value V.I. Class I Shares	69,179,254	40,090,534
BlackRock Capital Appreciation V.I. Class I Shares	26,479,751	28,850,977
BlackRock Equity Dividend V.I. Class I Shares	1,280,494	1,750,368
BlackRock Global Allocation V.I. Class I Shares	57,652,533	72,267,400
BlackRock Global Opportunities V.I. Class I Shares	2,003,876	4,329,843
BlackRock Global Opportunities V.I. Class III Shares	554,701	246,226
BlackRock High Yield V.I. Class I Shares	9,605,602	19,124,136
BlackRock International V.I. Class I Shares	3,650,174	15,798,630
BlackRock Large Cap Core V.I. Class I Shares	24,582,632	28,821,436
BlackRock Large Cap Growth V.I. Class I Shares	13,187,935	14,493,522
BlackRock Large Cap Value V.I. Class I Shares	14,090,525	15,399,545
BlackRock Managed Volatility V.I. Class I Shares	1,381,733	2,914,732
BlackRock Money Market V.I. Class I Shares	26,664,037	40,233,480
BlackRock S&P 500 Index V.I. Class I Shares	15,603,146	21,779,904
BlackRock Total Return V.I. Class I Shares	8,794,243	19,690,890
BlackRock U.S. Government Bond V.I. Class I Shares	3,756,528	15,793,267
BlackRock Value Opportunities V.I. Class I Shares	12,327,650	26,690,949
Columbia - Select Smaller-Cap Value Class 1 Shares	334,879	2,536,794
Davis Value	18,856,083	13,463,690
Dreyfus VIF Appreciation Service Shares	1,657,917	4,700,699
Eaton Vance VT Floating-Rate Income	837,392	1,315,823
Eaton Vance VT Large-Cap Value	777,020	44,918,209
Federated Kaufmann II Primary Shares	4,721,480	5,853,168

25

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

2. Investments (continued)

Subaccount	Purchases	Sales
Federated Managed Tail Risk II Primary Shares	$1,659,264	$1,020,960
Franklin Templeton Foreign Class 2 Shares	134,463	1,523,187
Franklin Templeton Growth Class 2 Shares	253,120	792,330
Invesco V.I. American Franchise Series I Shares	145,691	3,525,309
Invesco V.I. Comstock Series I Shares	4,700,661	55,119,024
Invesco V.I. Core Equity Series I Shares	2,021,821	6,702,829
Invesco V.I. International Growth Series I Shares	571,575	2,258,962
Invesco V.I. Mid Cap Core Equity Series I Shares	846,636	645,872
Invesco V.I. Value Opportunities Series I Shares	3,831	84,989
Janus Aspen - Enterprise Service Shares	111,714	169,937
Janus Aspen - Forty Service Shares	2,401,637	1,114,640
MFS® Growth Initial Class	6,634,356	10,206,041
Oppenheimer Capital Appreciation Service Shares	174,275	200,496
Oppenheimer Main Street Small Cap® Service Shares	1,130,627	908,705
Oppenheimer Main Street® Service Shares	303,211	68,608
PIMCO CommodityRealReturn® Strategy Administrative Class	2,473,337	2,444,724
PIMCO Low Duration Administrative Class	5,144,949	10,350,961
PIMCO Real Return Administrative Class	2,257,275	6,806,272
PIMCO Total Return Administrative Class	13,057,026	69,182,313
Pioneer Emerging Markets VCT Class II Shares	584,398	1,609,997
Pioneer Fund VCT Class II Shares	284,566	309,943
Pioneer High Yield VCT Class II Shares	842,678	1,004,959
Pioneer Real Estate Shares VCT Class II Shares	1,802,728	767,669
TA Aegon Tactical Vanguard ETF - Balanced Service Class	1,108,704	833,378
TA Aegon Tactical Vanguard ETF - Conservative Service Class	434,273	250,012
TA Aegon Tactical Vanguard ETF - Growth Service Class	503,727	32,788
TA AllianceBernstein Dynamic Allocation Service Class	124,682	23,172
TA Barrow Hanley Dividend Focused Service Class	58,477,982	24,346,700
TA Legg Mason Dynamic Allocation - Balanced Service Class	488,544	4,340
TA Legg Mason Dynamic Allocation - Growth Service Class	466,622	5,507
TA Market Participation Strategy Service Class	—	—
TA Morgan Stanley Mid-Cap Growth Service Class	3,711,750	4,284,087
TA PIMCO Tactical - Balanced Service Class	408,936	29,361
TA PIMCO Tactical - Conservative Service Class	83,124	4,571
TA PIMCO Tactical - Growth Service Class	128,603	35,016
TA Systematic Small/Mid Cap Value Service Class	6,388,024	8,211,347

26

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

2. Investments (continued)

Subaccount	Purchases	Sales
TA Vanguard ETF - Balanced Service Class	$3,822,427	$1,445,280
TA Vanguard ETF - Conservative Service Class	977,227	67,395
TA Vanguard ETF - Growth Service Class	1,299,024	45,721
TA WMC US Growth Service Class	3,121,091	9,920,047
Wanger International	8,785,514	6,570,404
Wanger USA	2,814,152	2,983,760

27

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

3. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AllianceBernstein Global Thematic Growth Class A Shares	141,166	(122,143)	19,023	58,707	(105,044)	(46,337)
AllianceBernstein Growth and Income Class A Shares	18,517	(90,177)	(71,660)	5,840,370	(5,903,593)	(63,223)
AllianceBernstein International Value Class A Shares	125,101	(54,264)	70,837	6,163	(19,051)	(12,888)
AllianceBernstein Large Cap Growth Class A Shares	23,986	(535,569)	(511,583)	6,260,019	(6,861,308)	(601,289)
AllianceBernstein Small/Mid Cap Value Class A Shares	6,953	(63,107)	(56,154)	3,884	12,472	16,356
AllianceBernstein Value Class A Shares	3,929	(26,998)	(23,069)	1,122	6,755	7,877
American Century VP International Class I Shares	55,113	(318,108)	(262,995)	232,797	(481,518)	(248,721)
American Century VP Ultra® Class I Shares	58,558	(129,654)	(71,096)	358,856	(410,473)	(51,617)
American Funds - Asset Allocation Class 2 Shares	39,468	(156,027)	(116,559)	13,058	(99,390)	(86,332)
American Funds - Bond Class 2 Shares	126,511	(175,947)	(49,436)	11,198	(50,707)	(39,509)
American Funds - Growth Class 2 Shares	91,372	(347,621)	(256,249)	11,622	(228,806)	(217,184)
American Funds - Growth-Income Class 2 Shares	113,746	(399,530)	(285,784)	10,533	(123,307)	(112,774)
American Funds - International Class 2 Shares	356,207	(634,898)	(278,691)	48,225	(246,648)	(198,423)
BlackRock Basic Value V.I. Class I Shares	1,821,788	(859,247)	962,541	15,730,590	(16,533,239)	(802,649)
BlackRock Capital Appreciation V.I. Class I Shares	239,268	(1,873,276)	(1,634,008)	27,066,900	(31,323,255)	(4,256,355)
BlackRock Equity Dividend V.I. Class I Shares	2,641	(36,275)	(33,634)	3,228	(58,867)	(55,639)
BlackRock Global Allocation V.I. Class I Shares	284,749	(2,043,897)	(1,759,148)	893,790	(2,003,318)	(1,109,528)
BlackRock Global Opportunities V.I. Class I Shares	24,009	(225,775)	(201,766)	118,017	(270,206)	(152,189)
BlackRock Global Opportunities V.I. Class III Shares	46,663	(22,662)	24,001	2,897	(1,305)	1,592
BlackRock High Yield V.I. Class I Shares	107,463	(593,293)	(485,830)	222,081	194,663	416,744
BlackRock International V.I. Class I Shares	115,247	(773,382)	(658,135)	7,631,657	(8,179,970)	(548,313)
BlackRock Large Cap Core V.I. Class I Shares	38,692	(615,415)	(576,723)	102,829	(804,767)	(701,938)
BlackRock Large Cap Growth V.I. Class I Shares	150,043	(868,781)	(718,738)	273,747	(1,022,841)	(749,094)
BlackRock Large Cap Value V.I. Class I Shares	89,898	(716,261)	(626,363)	373,612	(932,256)	(558,644)
BlackRock Managed Volatility V.I. Class I Shares	5,664	(104,181)	(98,517)	4,275	(176,254)	(171,979)
BlackRock Money Market V.I. Class I Shares	2,255,315	(3,128,123)	(872,808)	11,662,754	(12,686,324)	(1,023,570)
BlackRock S&P 500 Index V.I. Class I Shares	327,132	(865,969)	(538,837)	7,389,499	(7,815,652)	(426,153)

28

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock Total Return V.I. Class I Shares	307,700	(794,958)	(487,258)	3,394,475	(4,369,576)	(975,101)
BlackRock U.S. Government Bond V.I. Class I Shares	108,679	(773,849)	(665,170)	17,029,341	(18,077,299)	(1,047,958)
BlackRock Value Opportunities V.I. Class I Shares	50,469	(441,883)	(391,414)	1,330,600	(1,641,283)	(310,683)
Columbia - Select Smaller-Cap Value Class 1 Shares	22,764	(161,116)	(138,352)	5,946,673	(6,093,822)	(147,149)
Davis Value	144,154	(775,454)	(631,300)	12,262,350	(12,874,756)	(612,406)
Dreyfus VIF Appreciation Service Shares	43,732	(245,578)	(201,846)	14,547	(555,503)	(540,956)
Eaton Vance VT Floating-Rate Income	56,327	(97,681)	(41,354)	7,539	77,986	85,525
Eaton Vance VT Large-Cap Value	57,361	(3,640,715)	(3,583,354)	41,895	(1,047,500)	(1,005,605)
Federated Kaufmann II Primary Shares	83,640	(278,841)	(195,201)	4,660,577	(4,790,809)	(130,232)
Federated Managed Tail Risk II Primary Shares	49,618	(71,434)	(21,816)	854,406	(901,127)	(46,721)
Franklin Templeton Foreign Class 2 Shares	3,427	(84,435)	(81,008)	—	(202,373)	(202,373)
Franklin Templeton Growth Class 2 Shares	13,956	(48,688)	(34,732)	5,017	(17,539)	(12,522)
Invesco V.I. American Franchise Series I Shares	14,651	(263,060)	(248,409)	8,504,256	(8,779,525)	(275,269)
Invesco V.I. Comstock Series I Shares	172,629	(2,914,731)	(2,742,102)	8,956,260	(9,380,530)	(424,270)
Invesco V.I. Core Equity Series I Shares	81,066	(365,625)	(284,559)	4,845,191	(5,282,292)	(437,101)
Invesco V.I. International Growth Series I Shares	30,703	(154,498)	(123,795)	11,747,132	(11,852,677)	(105,545)
Invesco V.I. Mid Cap Core Equity Series I Shares	21,285	(32,449)	(11,164)	9,115	(50,592)	(41,477)
Invesco V.I. Value Opportunities Series I Shares	—	(5,642)	(5,642)	—	(389)	(389)
Janus Aspen - Enterprise Service Shares	4,158	(9,817)	(5,659)	—	(1,008)	(1,008)
Janus Aspen - Forty Service Shares	37,969	(65,393)	(27,424)	5,882	(792)	5,090
MFS® Growth Initial Class	94,592	(487,717)	(393,125)	22,264,625	(22,846,134)	(581,509)
Oppenheimer Capital Appreciation Service Shares	7,576	(10,887)	(3,311)	4,485	675	5,160
Oppenheimer Main Street Small Cap® Service Shares	31,958	(40,617)	(8,659)	596	(17,977)	(17,381)
Oppenheimer Main Street® Service Shares	15,956	(3,630)	12,326	457	(5,791)	(5,334)
PIMCO CommodityRealReturn® Strategy Administrative Class	281,492	(223,458)	58,034	82,364	29,730	112,094
PIMCO Low Duration Administrative Class	366,673	(770,784)	(404,111)	260,757	1,572,693	1,833,450
PIMCO Real Return Administrative Class	122,046	(447,046)	(325,000)	237,259	(395,590)	(158,331)

29

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
PIMCO Total Return Administrative Class	363,361	(3,929,981)	(3,566,620)	27,282,973	(31,610,041)	(4,327,068)
Pioneer Emerging Markets VCT Class II Shares	54,100	(139,932)	(85,832)	6,098	(49,096)	(42,998)
Pioneer Fund VCT Class II Shares	12,498	(17,500)	(5,002)	—	(4,549)	(4,549)
Pioneer High Yield VCT Class II Shares	36,042	(58,705)	(22,663)	2,060	15,763	17,823
Pioneer Real Estate Shares VCT Class II Shares	96,719	(50,047)	46,672	2,036	22,845	24,881
TA Aegon Tactical Vanguard ETF - Balanced Service Class	91,522	(70,386)	21,136	119,362	(7,487)	111,875
TA Aegon Tactical Vanguard ETF - Conservative Service Class	31,596	(20,426)	11,170	152,403	(5,660)	146,743
TA Aegon Tactical Vanguard ETF - Growth Service Class	38,899	(1,902)	36,997	39,716	(20)	39,696
TA AllianceBernstein Dynamic Allocation Service Class	11,287	(1,656)	9,631	1,882	15,127	17,009
TA Barrow Hanley Dividend Focused Service Class	5,341,602	(2,102,110)	3,239,492	—	—	—
TA Legg Mason Dynamic Allocation - Balanced Service Class	42,435	(37)	42,398	10,812	(18)	10,794
TA Legg Mason Dynamic Allocation - Growth Service Class	39,712	(62)	39,650	2,823	(30)	2,793
TA Market Participation Strategy Service Class	—	—	—	—	—	—
TA Morgan Stanley Mid-Cap Growth Service Class	119,241	(267,985)	(148,744)	23,655	(521,483)	(497,828)
TA PIMCO Tactical - Balanced Service Class	34,813	(2,233)	32,580	5,000	(313)	4,687
TA PIMCO Tactical - Conservative Service Class	6,883	(198)	6,685	13,338	(20,920)	(7,582)
TA PIMCO Tactical - Growth Service Class	10,638	(2,836)	7,802	—	—	—
TA Systematic Small/Mid Cap Value Service Class	136,696	(461,033)	(324,337)	31,040	2,120,224	2,151,264
TA Vanguard ETF - Balanced Service Class	322,568	(122,380)	200,188	83,666	(4,905)	78,761
TA Vanguard ETF - Conservative Service Class	83,454	(4,793)	78,661	38,781	(8,335)	30,446
TA Vanguard ETF - Growth Service Class	98,124	(2,763)	95,361	20,230	(3,063)	17,167
TA WMC US Growth Service Class	84,176	(716,407)	(632,231)	51,233	(3,138,620)	(3,087,387)
Wanger International	306,776	(450,453)	(143,677)	39,707	553,911	593,618
Wanger USA	37,915	(132,543)	(94,628)	7,014	183,562	190,576

30

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
AllianceBernstein Global Thematic Growth Class A Shares
	12/31/2014	670,936	$8.84	to	$8.84	$5,932,626	—%	1.35%	to	1.35%	3.65%	to	3.65%
	12/31/2013	651,913	8.53	to	8.53	5,561,367	0.27	1.35	to	1.35	21.61	to	21.61
	12/31/2012	698,250	7.02	to	7.02	4,898,236	—	1.35	to	1.35	11.99	to	11.99
	12/31/2011	787,464	6.26	to	6.26	4,932,627	0.63	1.35	to	1.35	(24.25)	to	(24.25)
	12/31/2010	1,032,284	8.27	to	8.27	8,536,194	2.15	1.35	to	1.35	17.35	to	17.35
AllianceBernstein Growth and Income Class A Shares
	12/31/2014	501,877	19.36	to	19.34	9,708,201	1.36	1.55	to	1.59	7.86	to	7.81
	12/31/2013	573,537	17.95	to	17.94	10,290,056	1.32	1.55	to	1.59	32.89	to	32.84
	12/31/2012	636,760	13.51	to	13.51	8,600,100	1.55	1.55	to	1.59	15.71	to	15.67
	12/31/2011	736,486	11.67	to	11.68	8,599,421	1.34	1.55	to	1.59	4.70	to	4.66
	12/31/2010	882,638	11.15	to	11.16	9,847,077	—	1.55	to	1.59	11.37	to	11.32
AllianceBernstein International Value Class A Shares
	12/31/2014	369,084	6.75	to	6.49	2,436,222	3.96	1.25	to	1.75	(7.38)	to	(7.84)
	12/31/2013	298,247	7.29	to	7.04	2,135,345	6.16	1.25	to	1.75	21.48	to	20.87
	12/31/2012	311,135	6.00	to	5.83	1,838,371	1.70	1.25	to	1.75	13.11	to	12.54
	12/31/2011	293,120	5.30	to	5.18	1,534,686	4.04	1.25	to	1.75	(20.25)	to	(20.64)
	12/31/2010	295,957	6.65	to	6.52	1,948,303	2.93	1.25	to	1.75	3.30	to	2.80
AllianceBernstein Large Cap Growth Class A Shares
	12/31/2014	3,443,083	27.92	to	10.05	86,492,980	—	1.35	to	1.59	12.61	to	12.34
	12/31/2013	3,954,666	24.79	to	8.95	88,014,801	0.07	1.35	to	1.59	35.51	to	35.18
	12/31/2012	4,555,955	18.30	to	6.62	74,361,717	0.29	1.35	to	1.59	14.82	to	14.55
	12/31/2011	5,303,614	15.93	to	5.78	74,222,693	0.33	1.35	to	1.59	(4.33)	to	(4.56)
	12/31/2010	6,139,351	16.66	to	6.05	88,874,902	0.50	1.35	to	1.59	8.63	to	8.38
AllianceBernstein Small/Mid Cap Value Class A Shares
	12/31/2014	213,587	23.40	to	22.24	4,861,574	0.70	1.25	to	1.75	7.84	to	7.30
	12/31/2013	269,741	21.70	to	20.72	5,709,361	0.63	1.25	to	1.75	36.34	to	35.66
	12/31/2012	253,385	15.92	to	15.28	3,947,892	0.53	1.25	to	1.75	17.27	to	16.68
	12/31/2011	323,346	13.57	to	13.09	4,304,813	0.48	1.25	to	1.75	(9.52)	to	(9.96)
	12/31/2010	303,179	15.00	to	14.54	4,476,272	0.45	1.25	to	1.75	25.34	to	24.73
AllianceBernstein Value Class A Shares
	12/31/2014	100,028	16.16	to	15.35	1,578,849	1.90	1.25	to	1.75	9.72	to	9.17
	12/31/2013	123,097	14.73	to	14.06	1,776,477	2.30	1.25	to	1.75	35.15	to	34.48
	12/31/2012	115,220	10.90	to	10.46	1,232,701	1.91	1.25	to	1.75	14.29	to	13.72
	12/31/2011	134,108	9.53	to	9.20	1,257,956	1.40	1.25	to	1.75	(4.69)	to	(5.16)
	12/31/2010	142,859	10.00	to	9.70	1,410,217	2.01	1.25	to	1.75	10.43	to	9.89
American Century VP International Class I Shares
	12/31/2014	2,533,333	13.35	to	13.35	33,815,959	1.72	1.35	to	1.35	(6.77)	to	(6.77)
	12/31/2013	2,796,328	14.32	to	14.32	40,038,802	1.71	1.35	to	1.35	20.77	to	20.77
	12/31/2012	3,045,049	11.86	to	11.86	36,101,766	0.86	1.35	to	1.35	19.53	to	19.53
	12/31/2011	3,416,457	9.92	to	9.92	33,886,277	1.50	1.35	to	1.35	(13.21)	to	(13.21)
	12/31/2010	3,909,759	11.43	to	11.43	44,682,658	2.38	1.35	to	1.35	11.78	to	11.78
American Century VP Ultra® Class I Shares
	12/31/2014	346,530	18.37	to	17.45	6,108,309	0.39	1.25	to	1.75	8.63	to	8.09
	12/31/2013	417,626	16.91	to	16.15	6,786,715	0.53	1.25	to	1.75	35.37	to	34.70
	12/31/2012	469,243	12.49	to	11.99	5,641,430	—	1.25	to	1.75	12.51	to	11.94
	12/31/2011	435,062	11.10	to	10.71	4,657,103	—	1.25	to	1.75	(0.18)	to	(0.67)
	12/31/2010	481,688	11.12	to	10.78	5,172,843	0.53	1.25	to	1.75	14.65	to	14.09

31

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
American Funds - Asset Allocation Class 2 Shares
	12/31/2014	757,226	$18.35	to	$17.43	$13,561,488	1.42%	1.40%	to	1.90%	3.93%	to	3.41%
	12/31/2013	873,785	17.65	to	16.86	15,087,252	1.44	1.40	to	1.90	21.97	to	21.36
	12/31/2012	960,117	14.47	to	13.89	13,631,635	1.89	1.40	to	1.90	14.57	to	14.00
	12/31/2011	1,056,980	12.63	to	12.19	13,130,281	1.76	1.40	to	1.90	(0.10)	to	(0.59)
	12/31/2010	1,248,656	12.65	to	12.26	15,565,673	1.99	1.40	to	1.90	10.95	to	10.41
American Funds - Bond Class 2 Shares
	12/31/2014	803,217	12.43	to	11.81	9,731,937	1.92	1.40	to	1.90	3.81	to	3.30
	12/31/2013	852,653	11.97	to	11.43	9,984,403	1.78	1.40	to	1.90	(3.52)	to	(4.00)
	12/31/2012	892,162	12.41	to	11.91	10,860,769	2.51	1.40	to	1.90	3.90	to	3.39
	12/31/2011	870,531	11.94	to	11.52	10,222,929	2.71	1.40	to	1.90	4.64	to	4.13
	12/31/2010	1,165,909	11.41	to	11.06	13,100,988	2.98	1.40	to	1.90	4.97	to	4.46
American Funds - Growth Class 2 Shares
	12/31/2014	1,926,117	20.37	to	19.35	38,265,417	0.76	1.40	to	1.90	7.00	to	6.47
	12/31/2013	2,182,366	19.03	to	18.18	40,642,257	0.92	1.40	to	1.90	28.29	to	27.65
	12/31/2012	2,399,550	14.84	to	14.24	34,917,723	0.78	1.40	to	1.90	16.25	to	15.67
	12/31/2011	2,667,226	12.76	to	12.31	33,473,270	0.58	1.40	to	1.90	(5.60)	to	(6.06)
	12/31/2010	3,363,544	13.52	to	13.10	44,792,087	0.71	1.40	to	1.90	17.04	to	16.47
American Funds - Growth-Income Class 2 Shares
	12/31/2014	1,311,170	18.59	to	17.66	23,757,254	1.21	1.40	to	1.90	9.10	to	8.55
	12/31/2013	1,596,954	17.04	to	16.27	26,575,313	1.34	1.40	to	1.90	31.64	to	30.99
	12/31/2012	1,709,728	12.94	to	12.42	21,669,832	1.59	1.40	to	1.90	15.84	to	15.27
	12/31/2011	1,895,871	11.17	to	10.78	20,791,451	1.49	1.40	to	1.90	(3.18)	to	(3.66)
	12/31/2010	2,143,487	11.54	to	11.19	24,349,159	1.49	1.40	to	1.90	9.89	to	9.35
American Funds - International Class 2 Shares
	12/31/2014	5,059,861	18.07	to	17.17	89,137,801	1.34	1.40	to	1.90	(4.01)	to	(4.49)
	12/31/2013	5,338,552	18.82	to	17.97	98,222,441	1.36	1.40	to	1.90	19.94	to	19.35
	12/31/2012	5,536,975	15.69	to	15.06	85,146,149	1.38	1.40	to	1.90	16.26	to	15.68
	12/31/2011	6,991,731	13.50	to	13.02	92,707,631	1.72	1.40	to	1.90	(15.15)	to	(15.57)
	12/31/2010	7,732,016	15.91	to	15.42	121,142,480	2.08	1.40	to	1.90	5.75	to	5.24
BlackRock Basic Value V.I. Class I Shares
	12/31/2014	6,388,905	19.35	to	18.39	264,366,927	1.38	1.25	to	1.75	8.56	to	8.02
	12/31/2013	5,426,364	17.82	to	17.02	246,675,292	1.40	1.25	to	1.75	36.36	to	35.68
	12/31/2012	6,229,013	13.07	to	12.55	205,440,627	1.73	1.25	to	1.75	12.63	to	12.07
	12/31/2011	7,195,565	11.61	to	11.19	209,328,189	1.69	1.25	to	1.75	(3.65)	to	(4.13)
	12/31/2010	8,326,313	12.05	to	11.68	251,894,744	1.59	1.25	to	1.75	11.41	to	10.86
BlackRock Capital Appreciation V.I. Class I Shares
	12/31/2014	9,303,077	19.18	to	18.22	141,803,779	—	1.25	to	1.75	7.43	to	6.89
	12/31/2013	10,937,085	17.85	to	17.05	155,284,616	—	1.25	to	1.75	32.16	to	31.50
	12/31/2012	15,193,440	13.51	to	12.97	168,263,472	0.71	1.25	to	1.75	12.43	to	11.87
	12/31/2011	18,162,852	12.02	to	11.59	180,497,328	0.30	1.25	to	1.75	(10.01)	to	(10.45)
	12/31/2010	20,664,824	13.35	to	12.94	225,074,062	—	1.25	to	1.75	18.06	to	17.48
BlackRock Equity Dividend V.I. Class I Shares
	12/31/2014	333,732	45.46	to	45.46	15,171,337	1.80	1.35	to	1.35	7.88	to	7.88
	12/31/2013	367,366	42.14	to	42.14	15,480,960	1.92	1.35	to	1.35	22.85	to	22.85
	12/31/2012	423,005	34.30	to	34.30	14,510,043	2.23	1.35	to	1.35	10.62	to	10.62
	12/31/2011	479,701	31.01	to	31.01	14,875,625	2.05	1.35	to	1.35	4.56	to	4.56
	12/31/2010	556,063	29.66	to	29.66	16,492,049	2.77	1.35	to	1.35	8.86	to	8.86
BlackRock Global Allocation V.I. Class I Shares
	12/31/2014	16,006,982	19.45	to	18.48	513,849,684	2.09	1.25	to	1.75	0.84	to	0.34
	12/31/2013	17,766,130	19.29	to	18.42	567,796,279	1.14	1.25	to	1.75	13.33	to	12.77
	12/31/2012	18,875,658	17.02	to	16.34	537,686,873	1.49	1.25	to	1.75	8.91	to	8.36
	12/31/2011	20,786,323	15.63	to	15.07	546,941,699	2.16	1.25	to	1.75	(4.68)	to	(5.15)
	12/31/2010	22,187,241	16.40	to	15.89	613,245,749	1.18	1.25	to	1.75	8.70	to	8.16

32

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
BlackRock Global Opportunities V.I. Class I Shares
	12/31/2014	1,670,108	$17.09	to	$17.09	$28,548,644	1.13%	1.35%	to	1.35%	(5.44)%	to	(5.44)%
	12/31/2013	1,871,874	18.08	to	18.08	33,837,779	0.35	1.35	to	1.35	28.04	to	28.04
	12/31/2012	2,024,063	14.12	to	14.12	28,577,238	1.06	1.35	to	1.35	13.07	to	13.07
	12/31/2011	2,286,351	12.49	to	12.49	28,548,245	1.07	1.35	to	1.35	(13.56)	to	(13.56)
	12/31/2010	2,595,934	14.44	to	14.44	37,497,057	0.81	1.35	to	1.35	9.75	to	9.75
BlackRock Global Opportunities V.I. Class III Shares
	12/31/2014	152,107	9.98	to	9.65	1,485,089	1.06	1.25	to	1.75	(5.60)	to	(6.07)
	12/31/2013	128,106	10.57	to	10.27	1,329,714	0.13	1.25	to	1.75	27.90	to	27.27
	12/31/2012	126,514	8.26	to	8.07	1,030,446	0.81	1.25	to	1.75	12.85	to	12.29
	12/31/2011	146,732	7.32	to	7.19	1,062,637	0.95	1.25	to	1.75	(13.61)	to	(14.03)
	12/31/2010	124,272	8.47	to	8.36	1,044,383	0.62	1.25	to	1.75	9.56	to	9.03
BlackRock High Yield V.I. Class I Shares
	12/31/2014	3,966,130	18.00	to	17.10	116,222,862	5.37	1.25	to	1.75	1.61	to	1.10
	12/31/2013	4,451,960	17.71	to	16.91	129,255,147	5.80	1.25	to	1.75	7.98	to	7.44
	12/31/2012	4,035,216	16.40	to	15.74	119,605,882	6.57	1.25	to	1.75	14.22	to	13.65
	12/31/2011	4,409,622	14.36	to	13.85	115,338,079	6.98	1.25	to	1.75	2.06	to	1.56
	12/31/2010	4,438,089	14.07	to	13.64	113,591,593	7.68	1.25	to	1.75	13.94	to	13.38
BlackRock International V.I. Class I Shares
	12/31/2014	5,002,445	14.80	to	14.06	90,791,035	1.80	1.25	to	1.75	(6.37)	to	(6.84)
	12/31/2013	5,660,580	15.81	to	15.09	109,870,027	2.11	1.25	to	1.75	21.23	to	20.62
	12/31/2012	6,208,893	13.04	to	12.51	99,836,702	1.77	1.25	to	1.75	13.65	to	13.08
	12/31/2011	7,198,936	11.47	to	11.07	101,938,640	2.38	1.25	to	1.75	(14.77)	to	(15.19)
	12/31/2010	7,875,429	13.46	to	13.05	131,008,911	1.11	1.25	to	1.75	5.25	to	4.74
BlackRock Large Cap Core V.I. Class I Shares
	12/31/2014	3,968,506	19.82	to	18.83	184,327,237	0.95	1.25	to	1.75	10.96	to	10.41
	12/31/2013	4,545,229	17.86	to	17.05	190,478,610	1.01	1.25	to	1.75	31.96	to	31.30
	12/31/2012	5,247,167	13.53	to	12.99	166,417,099	1.41	1.25	to	1.75	11.31	to	10.75
	12/31/2011	5,902,608	12.16	to	11.73	168,964,009	1.09	1.25	to	1.75	1.13	to	0.64
	12/31/2010	6,651,129	12.02	to	11.65	188,186,333	1.02	1.25	to	1.75	7.78	to	7.25
BlackRock Large Cap Growth V.I. Class I Shares
	12/31/2014	4,774,055	19.93	to	18.94	80,541,954	0.54	1.25	to	1.75	12.75	to	12.18
	12/31/2013	5,492,793	17.68	to	16.88	82,260,786	0.68	1.25	to	1.75	32.26	to	31.60
	12/31/2012	6,241,887	13.37	to	12.83	70,774,036	1.36	1.25	to	1.75	13.79	to	13.22
	12/31/2011	6,933,011	11.75	to	11.33	69,118,778	0.80	1.25	to	1.75	1.19	to	0.70
	12/31/2010	8,200,692	11.61	to	11.25	80,718,554	0.70	1.25	to	1.75	14.06	to	13.50
BlackRock Large Cap Value V.I. Class I Shares
	12/31/2014	4,009,872	18.65	to	17.72	86,543,344	1.10	1.25	to	1.75	10.74	to	10.19
	12/31/2013	4,636,235	16.84	to	16.09	90,526,481	1.18	1.25	to	1.75	31.95	to	31.29
	12/31/2012	5,194,879	12.77	to	12.25	76,979,613	1.45	1.25	to	1.75	12.16	to	11.61
	12/31/2011	5,837,336	11.38	to	10.98	77,275,581	1.27	1.25	to	1.75	(1.98)	to	(2.46)
	12/31/2010	6,907,620	11.61	to	11.25	93,749,020	1.11	1.25	to	1.75	7.27	to	6.75
BlackRock Managed Volatility V.I. Class I Shares
	12/31/2014	662,398	25.89	to	25.89	17,146,464	—	1.35	to	1.35	0.91	to	0.91
	12/31/2013	760,915	25.65	to	25.65	19,519,482	1.40	1.35	to	1.35	11.11	to	11.11
	12/31/2012	932,894	23.09	to	23.09	21,538,520	1.36	1.35	to	1.35	8.40	to	8.40
	12/31/2011	1,053,100	21.30	to	21.30	22,428,864	2.08	1.35	to	1.35	2.46	to	2.46
	12/31/2010	1,200,740	20.79	to	20.79	24,958,681	1.78	1.35	to	1.35	7.32	to	7.32
BlackRock Money Market V.I. Class I Shares
	12/31/2014	8,947,885	10.21	to	9.70	115,500,514	—	1.25	to	1.75	(1.24)	to	(1.73)
	12/31/2013	9,820,693	10.34	to	9.87	129,069,904	—	1.25	to	1.75	(1.24)	to	(1.73)
	12/31/2012	10,844,263	10.47	to	10.05	144,927,605	—	1.25	to	1.75	(1.24)	to	(1.74)
	12/31/2011	12,823,204	10.60	to	10.22	173,233,884	—	1.25	to	1.75	(1.23)	to	(1.71)
	12/31/2010	15,007,488	10.73	to	10.40	205,207,467	—	1.25	to	1.75	(1.23)	to	(1.72)

33

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

				Unit Fair Value					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
BlackRock S&P 500 Index V.I. Class I Shares
	12/31/2014		5,472,352	$19.50	to	$18.53	$140,958,110	1.68%	1.25%	to	1.75%	11.89%	to	11.33%
	12/31/2013		6,011,189	17.43	to	16.64	139,068,330	1.65	1.25	to	1.75	30.23	to	29.58
	12/31/2012		6,437,342	13.38	to	12.84	114,381,232	1.88	1.25	to	1.75	14.16	to	13.59
	12/31/2011		6,653,359	11.72	to	11.31	104,486,880	1.64	1.25	to	1.75	0.44	to	(0.05)
	12/31/2010		7,464,148	11.67	to	11.31	116,452,532	1.62	1.25	to	1.75	13.28	to	12.73
BlackRock Total Return V.I. Class I Shares
	12/31/2014		4,751,940	13.52	to	12.84	113,176,720	2.88	1.25	to	1.75	5.33	to	4.81
	12/31/2013		5,239,198	12.83	to	12.25	119,871,478	3.16	1.25	to	1.75	(2.36)	to	(2.85)
	12/31/2012		6,214,299	13.14	to	12.61	146,102,456	3.50	1.25	to	1.75	6.90	to	6.37
	12/31/2011		6,964,464	12.29	to	11.86	153,622,324	4.15	1.25	to	1.75	4.87	to	4.36
	12/31/2010		8,026,657	11.72	to	11.36	169,226,502	4.98	1.25	to	1.75	8.23	to	7.70
BlackRock U.S. Government Bond V.I. Class I Shares
	12/31/2014		4,360,167	12.73	to	12.09	85,304,637	2.28	1.25	to	1.75	4.55	to	4.03
	12/31/2013		5,025,337	12.17	to	11.62	94,205,062	2.50	1.25	to	1.75	(4.46)	to	(4.94)
	12/31/2012		6,073,295	12.74	to	12.23	119,798,781	2.45	1.25	to	1.75	1.13	to	0.63
	12/31/2011		6,769,242	12.60	to	12.15	132,874,569	3.19	1.25	to	1.75	5.01	to	4.50
	12/31/2010		9,325,603	12.00	to	11.63	175,906,672	3.82	1.25	to	1.75	7.42	to	6.90
BlackRock Value Opportunities V.I. Class I Shares
	12/31/2014		2,523,138	19.82	to	18.83	148,905,942	0.25	1.25	to	1.75	3.91	to	3.40
	12/31/2013		2,914,552	19.07	to	18.21	165,624,166	0.52	1.25	to	1.75	40.63	to	39.93
	12/31/2012		3,225,235	13.56	to	13.02	131,012,837	0.46	1.25	to	1.75	12.12	to	11.57
	12/31/2011		3,636,859	12.10	to	11.67	132,210,199	0.38	1.25	to	1.75	(3.63)	to	(4.10)
	12/31/2010		4,244,221	12.55	to	12.17	160,877,272	0.53	1.25	to	1.75	27.10	to	26.48
Columbia - Select Smaller-Cap Value Class 1 Shares
	12/31/2014		585,998	15.40	to	15.38	9,010,848	—	1.55	to	1.59	4.43	to	4.39
	12/31/2013		724,350	14.75	to	14.73	10,669,752	—	1.55	to	1.59	46.27	to	46.21
	12/31/2012		871,499	10.08	to	10.07	8,779,634	—	1.55	to	1.59	16.10	to	16.05
	12/31/2011	(1)	1,076,729	8.68	to	8.68	9,346,714	—	1.55	to	1.59	(13.17)	to	(13.20)
Davis Value
	12/31/2014		4,730,289	17.02	to	16.17	78,649,084	0.91	1.25	to	1.75	4.74	to	4.22
	12/31/2013		5,361,589	16.25	to	15.52	85,125,367	0.85	1.25	to	1.75	31.77	to	31.11
	12/31/2012		5,973,995	12.33	to	11.83	72,042,655	1.59	1.25	to	1.75	11.67	to	11.11
	12/31/2011		6,793,374	11.04	to	10.65	73,369,157	0.70	1.25	to	1.75	(5.36)	to	(5.82)
	12/31/2010		12,102,514	11.67	to	11.31	139,265,601	1.42	1.25	to	1.75	11.37	to	10.83
Dreyfus VIF Appreciation Service Shares
	12/31/2014		1,063,465	18.96	to	18.02	19,668,294	1.59	1.15	to	1.65	6.59	to	6.06
	12/31/2013		1,265,311	17.79	to	16.99	22,010,040	1.79	1.15	to	1.65	19.44	to	18.85
	12/31/2012		1,806,267	14.89	to	14.29	26,366,039	3.35	1.15	to	1.65	8.87	to	8.33
	12/31/2011		2,359,029	13.68	to	13.19	31,691,526	1.53	1.15	to	1.65	7.51	to	6.98
	12/31/2010		2,582,877	12.72	to	12.33	32,360,650	0.15	1.15	to	1.65	13.74	to	13.18
Eaton Vance VT Floating-Rate Income
	12/31/2014		272,250	13.18	to	12.52	3,486,430	3.15	1.15	to	1.65	(0.58)	to	(1.07)
	12/31/2013		313,604	13.25	to	12.65	4,057,128	3.39	1.15	to	1.65	2.67	to	2.15
	12/31/2012		228,079	12.91	to	12.39	2,879,153	4.21	1.15	to	1.65	6.11	to	5.58
	12/31/2011		231,454	12.16	to	11.73	2,759,848	4.25	1.15	to	1.65	1.39	to	0.90
	12/31/2010		240,969	12.00	to	11.63	2,842,473	4.35	1.15	to	1.65	7.90	to	7.37
Eaton Vance VT Large-Cap Value
	12/31/2014		273,047	13.77	to	13.25	3,685,377	—	1.15	to	1.65	13.13	to	12.56
	12/31/2013		3,856,401	12.17	to	11.77	46,160,026	0.86	1.15	to	1.65	27.27	to	26.64
	12/31/2012		4,862,006	9.56	to	9.29	45,842,254	1.23	1.15	to	1.65	13.80	to	13.23
	12/31/2011		6,804,375	8.40	to	8.21	56,510,884	1.15	1.15	to	1.65	(7.04)	to	(7.50)
	12/31/2010		7,820,794	9.04	to	8.87	70,047,439	0.53	1.15	to	1.65	14.13	to	13.57

34

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Federated Kaufmann II Primary Shares
	12/31/2014	1,332,039	$21.68	to	$20.60	$27,866,728	—%	1.25%	to	1.75%	8.35%	to	7.81%
	12/31/2013	1,527,240	20.01	to	19.11	29,524,626	—	1.25	to	1.75	38.38	to	37.69
	12/31/2012	1,657,472	14.46	to	13.88	23,191,977	—	1.25	to	1.75	15.83	to	15.25
	12/31/2011	1,870,932	12.48	to	12.04	22,638,049	1.12	1.25	to	1.75	(14.35)	to	(14.77)
	12/31/2010	2,243,484	14.57	to	14.13	31,738,443	0.12	1.25	to	1.75	16.54	to	15.97
Federated Managed Tail Risk II Primary Shares
	12/31/2014	319,723	13.58	to	12.91	4,211,959	1.82	1.25	to	1.75	(2.20)	to	(2.69)
	12/31/2013	341,539	13.89	to	13.26	4,606,937	1.03	1.25	to	1.75	15.01	to	14.43
	12/31/2012	388,260	12.08	to	11.59	4,560,463	0.56	1.25	to	1.75	8.80	to	8.26
	12/31/2011	434,533	11.10	to	10.71	4,699,310	0.75	1.25	to	1.75	(6.46)	to	(6.92)
	12/31/2010	547,337	11.87	to	11.50	6,336,306	3.32	1.25	to	1.75	11.68	to	11.13
Franklin Templeton Foreign Class 2 Shares
	12/31/2014	195,277	15.96	to	15.16	3,041,383	1.86	1.15	to	1.65	(12.15)	to	(12.59)
	12/31/2013	276,285	18.16	to	17.34	4,905,008	2.28	1.15	to	1.65	21.57	to	20.96
	12/31/2012	478,658	14.94	to	14.34	6,998,829	3.07	1.15	to	1.65	16.88	to	16.29
	12/31/2011	558,169	12.78	to	12.33	7,002,114	1.69	1.15	to	1.65	(11.65)	to	(12.08)
	12/31/2010	615,532	14.47	to	14.02	8,760,663	1.87	1.15	to	1.65	7.17	to	6.65
Franklin Templeton Growth Class 2 Shares
	12/31/2014	177,242	15.61	to	14.83	2,690,608	1.34	1.15	to	1.65	(3.93)	to	(4.41)
	12/31/2013	211,974	16.25	to	15.52	3,353,201	2.65	1.15	to	1.65	29.33	to	28.68
	12/31/2012	224,496	12.56	to	12.06	2,753,908	2.04	1.15	to	1.65	19.68	to	19.08
	12/31/2011	264,394	10.50	to	10.13	2,719,508	1.31	1.15	to	1.65	(8.03)	to	(8.48)
	12/31/2010	286,225	11.41	to	11.06	3,212,402	1.35	1.15	to	1.65	6.17	to	5.65
Invesco V.I. American Franchise Series I Shares
	12/31/2014	1,753,319	14.29	to	8.35	22,987,398	0.04	1.35	to	1.59	6.99	to	6.73
	12/31/2013	2,001,728	13.36	to	7.82	24,481,876	0.43	1.35	to	1.59	38.26	to	37.93
	12/31/2012	2,276,997	11.64	to	5.67	20,079,581	—	1.35	to	1.59	11.98	to	11.93
	12/31/2011	597,722	10.39	to	5.07	3,067,121	—	1.55	to	1.59	(7.61)	to	(7.64)
	12/31/2010	735,614	11.25	to	5.49	4,125,946	—	1.55	to	1.59	18.02	to	17.97
Invesco V.I. Comstock Series I Shares
	12/31/2014	5,844,438	19.14	to	18.19	112,237,514	1.28	1.25	to	1.75	8.03	to	7.49
	12/31/2013	8,586,540	17.72	to	16.92	152,007,696	1.68	1.25	to	1.75	34.29	to	33.62
	12/31/2012	9,010,810	13.19	to	12.66	119,072,522	1.72	1.25	to	1.75	17.75	to	17.16
	12/31/2011	11,599,619	11.20	to	10.81	130,112,176	1.82	1.25	to	1.75	(3.05)	to	(3.53)
	12/31/2010	8,010,700	11.56	to	11.20	92,045,545	0.10	1.25	to	1.75	14.55	to	13.98
Invesco V.I. Core Equity Series I Shares
	12/31/2014	3,452,119	16.82	to	16.47	57,997,517	0.85	1.35	to	1.59	6.70	to	6.44
	12/31/2013	3,736,678	15.76	to	15.47	58,840,522	1.37	1.35	to	1.59	27.52	to	27.21
	12/31/2012	4,173,779	12.36	to	12.16	51,544,784	0.96	1.35	to	1.59	12.35	to	12.08
	12/31/2011	4,578,407	11.00	to	10.85	50,328,730	0.93	1.35	to	1.59	(1.39)	to	(1.62)
	12/31/2010	5,208,695	11.16	to	11.03	58,069,962	0.88	1.35	to	1.59	8.10	to	7.84
Invesco V.I. International Growth Series I Shares
	12/31/2014	758,608	22.86	to	12.73	9,972,468	1.50	1.55	to	1.59	(1.21)	to	(1.25)
	12/31/2013	882,403	23.14	to	12.89	11,751,416	1.22	1.55	to	1.59	17.18	to	17.14
	12/31/2012	987,948	19.75	to	11.01	11,211,134	1.35	1.55	to	1.59	13.75	to	13.71
	12/31/2011	1,316,508	17.36	to	9.68	13,287,545	1.55	1.55	to	1.59	(8.16)	to	(8.20)
	12/31/2010	1,560,006	18.90	to	10.54	17,147,544	2.03	1.55	to	1.59	11.14	to	11.10
Invesco V.I. Mid Cap Core Equity Series I Shares
	12/31/2014	240,038	18.53	to	17.60	4,314,562	0.04	1.25	to	1.75	3.14	to	2.62
	12/31/2013	251,202	17.96	to	17.15	4,391,697	0.68	1.25	to	1.75	27.21	to	26.58
	12/31/2012	292,679	14.12	to	13.55	4,035,107	0.07	1.25	to	1.75	9.57	to	9.03
	12/31/2011	298,884	12.89	to	12.43	3,772,523	0.29	1.25	to	1.75	(7.53)	to	(7.99)
	12/31/2010	343,156	13.94	to	13.51	4,697,424	0.58	1.25	to	1.75	12.70	to	12.15

35

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Invesco V.I. Value Opportunities Series I Shares
	12/31/2014	18,533	14.80	to	14.07	$268,769	1.29%	1.25%	to	1.75%	5.29%	to	4.77%
	12/31/2013	24,175	14.06	to	13.43	333,955	1.46	1.25	to	1.75	32.09	to	31.44
	12/31/2012	24,564	10.64	to	10.21	257,376	1.30	1.25	to	1.75	16.24	to	15.66
	12/31/2011	49,660	9.16	to	8.83	449,371	1.01	1.25	to	1.75	(4.24)	to	(4.71)
	12/31/2010	42,524	9.56	to	9.27	402,147	0.64	1.25	to	1.75	6.03	to	5.51
Janus Aspen - Enterprise Service Shares
	12/31/2014	33,200	18.64	to	17.92	605,113	0.03	1.15	to	1.65	10.96	to	10.41
	12/31/2013	38,859	16.80	to	16.24	639,479	0.36	1.15	to	1.65	30.53	to	29.88
	12/31/2012	39,867	12.87	to	12.50	504,106	—	1.15	to	1.65	15.65	to	15.07
	12/31/2011	102,134	11.13	to	10.86	1,120,380	—	1.15	to	1.65	(2.77)	to	(3.25)
	12/31/2010	120,706	11.44	to	11.23	1,366,424	—	1.15	to	1.65	24.09	to	23.48
Janus Aspen - Forty Service Shares
	12/31/2014	353,171	17.57	to	16.90	6,078,235	0.03	1.15	to	1.65	7.23	to	6.69
	12/31/2013	380,595	16.39	to	15.84	6,123,779	0.60	1.15	to	1.65	29.39	to	28.74
	12/31/2012	375,505	12.67	to	12.30	4,684,302	0.57	1.15	to	1.65	22.44	to	21.83
	12/31/2011	417,761	10.35	to	10.10	4,266,952	0.23	1.15	to	1.65	(8.00)	to	(8.45)
	12/31/2010	651,124	11.24	to	11.03	7,239,649	0.09	1.15	to	1.65	5.27	to	4.75
MFS® Growth Initial Class
	12/31/2014	3,166,109	28.75	to	9.86	72,759,027	0.10	1.35	to	1.59	7.48	to	7.23
	12/31/2013	3,559,234	26.74	to	9.20	75,037,613	0.22	1.35	to	1.59	35.02	to	34.69
	12/31/2012	4,140,743	19.81	to	6.83	61,986,152	—	1.35	to	1.59	15.81	to	15.53
	12/31/2011	4,653,137	17.10	to	5.91	58,445,704	0.19	1.35	to	1.59	(1.65)	to	(1.88)
	12/31/2010	5,190,390	17.39	to	6.02	66,096,740	0.12	1.35	to	1.59	13.80	to	13.53
Oppenheimer Capital Appreciation Service Shares
	12/31/2014	106,296	17.73	to	16.85	1,846,584	0.18	1.15	to	1.65	13.81	to	13.24
	12/31/2013	109,607	15.58	to	14.88	1,674,402	0.74	1.15	to	1.65	27.95	to	27.31
	12/31/2012	104,447	12.18	to	11.69	1,250,483	0.41	1.15	to	1.65	12.50	to	11.94
	12/31/2011	118,203	10.82	to	10.44	1,259,826	0.10	1.15	to	1.65	(2.49)	to	(2.97)
	12/31/2010	121,330	11.10	to	10.76	1,327,691	—	1.15	to	1.65	7.90	to	7.37
Oppenheimer Main Street Small Cap® Service Shares
	12/31/2014	137,545	23.77	to	22.58	3,184,017	0.65	1.15	to	1.65	10.38	to	9.83
	12/31/2013	146,204	21.53	to	20.56	3,076,982	0.69	1.15	to	1.65	39.02	to	38.32
	12/31/2012	163,585	15.49	to	14.86	2,484,436	0.33	1.15	to	1.65	16.32	to	15.74
	12/31/2011	177,408	13.31	to	12.84	2,325,120	0.40	1.15	to	1.65	(3.49)	to	(3.96)
	12/31/2010	197,969	13.80	to	13.37	2,693,891	0.43	1.15	to	1.65	21.66	to	21.06
Oppenheimer Main Street® Service Shares
	12/31/2014	40,957	18.74	to	17.81	750,864	0.59	1.15	to	1.65	9.14	to	8.59
	12/31/2012	28,631	17.18	to	16.40	479,923	0.89	1.15	to	1.65	29.94	to	29.29
	12/31/2011	33,965	13.22	to	12.69	438,981	0.62	1.15	to	1.65	15.27	to	14.70
	12/31/2010	38,234	11.47	to	11.06	428,860	0.60	1.15	to	1.65	(1.45)	to	(1.93)
	12/31/2009	55,003	11.64	to	11.28	626,910	1.05	1.15	to	1.65	14.51	to	13.95
PIMCO CommodityRealReturn® Strategy Administrative Class
	12/31/2014	1,397,628	8.20	to	7.79	11,153,741	0.35	1.25	to	1.75	(19.44)	to	(19.84)
	12/31/2013	1,339,594	10.17	to	9.71	13,301,241	1.67	1.25	to	1.75	(15.76)	to	(16.18)
	12/31/2012	1,227,500	12.08	to	11.59	14,508,595	2.75	1.25	to	1.75	4.08	to	3.56
	12/31/2011	1,228,630	11.60	to	11.19	13,991,905	13.95	1.25	to	1.75	(8.70)	to	(9.14)
	12/31/2010	1,360,860	12.71	to	12.32	17,021,762	15.34	1.25	to	1.75	22.99	to	22.38
PIMCO Low Duration Administrative Class
	12/31/2014	5,365,872	12.36	to	11.88	64,974,776	1.13	1.25	to	1.75	(0.40)	to	(0.90)
	12/31/2013	5,769,983	12.41	to	11.99	70,343,833	1.34	1.25	to	1.75	(1.38)	to	(1.87)
	12/31/2012	3,936,533	12.58	to	12.22	48,785,124	1.93	1.25	to	1.75	4.54	to	4.02
	12/31/2011	2,287,383	12.03	to	11.75	27,185,573	1.69	1.25	to	1.75	(0.13)	to	(0.62)
	12/31/2010	2,491,130	12.05	to	11.82	29,725,617	1.18	1.25	to	1.75	3.99	to	3.48

36

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

				Unit Fair Value					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
PIMCO Real Return Administrative Class
	12/31/2014		3,098,337	$13.91	to	$13.21	$41,971,308	1.42%	1.25%	to	1.75%	1.81%	to	1.30%
	12/31/2013		3,423,337	13.66	to	13.04	45,668,643	1.62	1.25	to	1.75	(10.35)	to	(10.79)
	12/31/2012		3,581,668	15.24	to	14.62	53,435,306	1.15	1.25	to	1.75	7.41	to	6.87
	12/31/2011		2,622,047	14.18	to	13.68	36,507,884	2.16	1.25	to	1.75	10.30	to	9.76
	12/31/2010		3,124,333	12.86	to	12.46	39,541,487	1.39	1.25	to	1.75	6.78	to	6.25
PIMCO Total Return Administrative Class
	12/31/2014		20,168,753	15.48	to	14.71	330,794,260	2.16	1.25	to	1.75	2.98	to	2.47
	12/31/2013		23,735,373	15.04	to	14.36	379,459,690	3.88	1.25	to	1.75	(3.18)	to	(3.66)
	12/31/2012		28,062,441	15.53	to	14.90	463,622,535	2.58	1.25	to	1.75	8.24	to	7.70
	12/31/2011		27,052,303	14.35	to	13.84	417,328,227	2.62	1.25	to	1.75	2.34	to	1.83
	12/31/2010		31,486,630	14.02	to	13.59	475,731,158	2.41	1.25	to	1.75	6.78	to	6.26
Pioneer Emerging Markets VCT Class II Shares
	12/31/2014		346,253	9.50	to	9.09	3,215,411	0.20	1.15	to	1.65	(13.80)	to	(14.23)
	12/31/2013		432,085	11.02	to	10.60	4,668,278	0.89	1.15	to	1.65	(3.31)	to	(3.79)
	12/31/2012		475,083	11.40	to	11.01	5,307,653	0.21	1.15	to	1.65	10.38	to	9.83
	12/31/2011		527,273	10.32	to	10.03	5,356,584	—	1.15	to	1.65	(24.48)	to	(24.85)
	12/31/2010		490,315	13.67	to	13.35	6,618,791	0.34	1.15	to	1.65	14.30	to	13.73
Pioneer Fund VCT Class II Shares
	12/31/2014		52,847	18.38	to	17.46	947,081	0.89	1.15	to	1.65	9.51	to	8.97
	12/31/2013		57,849	16.78	to	16.02	947,800	1.01	1.15	to	1.65	31.46	to	30.81
	12/31/2012		62,398	12.76	to	12.25	780,130	1.25	1.15	to	1.65	8.69	to	8.15
	12/31/2011		70,713	11.74	to	11.33	815,250	1.07	1.15	to	1.65	(5.63)	to	(6.09)
	12/31/2010		92,214	12.44	to	12.06	1,130,806	1.25	1.15	to	1.65	14.41	to	13.85
Pioneer High Yield VCT Class II Shares
	12/31/2014		174,918	16.26	to	15.45	2,777,952	4.49	1.20	to	1.70	(1.49)	to	(1.98)
	12/31/2013		197,581	16.51	to	15.77	3,205,145	4.90	1.20	to	1.70	10.49	to	9.94
	12/31/2012		179,758	14.94	to	14.34	2,641,699	5.24	1.20	to	1.70	14.36	to	13.79
	12/31/2011		203,135	13.07	to	12.60	2,614,426	5.15	1.20	to	1.70	(3.18)	to	(3.66)
	12/31/2010		223,702	13.50	to	13.08	2,979,049	5.67	1.20	to	1.70	16.29	to	15.72
Pioneer Real Estate Shares VCT Class II Shares
	12/31/2014		203,951	16.73	to	16.17	3,355,682	2.48	1.25	to	1.75	28.94	to	28.30
	12/31/2013		157,279	12.98	to	12.61	2,010,767	2.16	1.25	to	1.75	0.28	to	(0.22)
	12/31/2012		132,398	12.94	to	12.63	1,691,778	2.17	1.25	to	1.75	14.64	to	14.07
	12/31/2011		123,473	11.29	to	11.08	1,379,269	2.17	1.25	to	1.75	8.40	to	7.87
	12/31/2010		127,796	10.41	to	10.27	1,321,269	2.67	1.25	to	1.75	26.95	to	26.33
TA Aegon Tactical Vanguard ETF - Balanced Service Class
	12/31/2014		196,727	11.44	to	11.44	2,250,136	0.65	1.35	to	1.35	2.23	to	2.23
	12/31/2013		175,591	11.19	to	11.19	1,964,639	0.67	1.35	to	1.35	9.63	to	9.63
	12/31/2012	(1)	63,716	10.21	to	10.21	650,303	0.05	1.35	to	1.35	—	to	—
TA Aegon Tactical Vanguard ETF - Conservative Service Class
	12/31/2014		169,597	11.00	to	11.00	1,866,223	1.02	1.35	to	1.35	2.22	to	2.22
	12/31/2013		158,427	10.77	to	10.77	1,705,508	1.98	1.35	to	1.35	5.64	to	5.64
	12/31/2012	(1)	11,684	10.19	to	10.19	119,071	0.09	1.35	to	1.35	—	to	—
TA Aegon Tactical Vanguard ETF - Growth Service Class
	12/31/2014		77,055	11.99	to	11.99	924,180	0.86	1.35	to	1.35	1.84	to	1.84
	12/31/2013		40,058	11.78	to	11.78	471,759	1.32	1.35	to	1.35	14.94	to	14.94
	12/31/2012	(1)	362	10.25	to	10.25	3,714	0.75	1.35	to	1.35	—	to	—
TA AllianceBernstein Dynamic Allocation Service Class
	12/31/2014		43,449	10.91	to	10.54	464,227	0.83	1.25	to	1.75	4.05	to	3.53
	12/31/2013		33,818	10.49	to	10.19	347,121	1.17	1.25	to	1.75	5.56	to	5.03
	12/31/2012		16,809	9.93	to	9.70	164,832	0.71	1.25	to	1.75	4.48	to	3.96
	12/31/2011		17,537	9.51	to	9.33	165,000	0.78	1.25	to	1.75	0.41	to	(0.08)
	12/31/2010		20,064	9.47	to	9.34	188,580	5.31	1.25	to	1.75	7.80	to	7.27

37

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

				Unit Fair Value					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Barrow Hanley Dividend Focused Service Class
	12/31/2014	(1)	3,239,492	$11.45	to	$11.40	$37,003,104	1.44	1.25	to	1.75	—	to	—
TA Legg Mason Dynamic Allocation - Balanced Service Class
	12/31/2014		57,541	11.66	to	11.66	671,088	0.68	1.35	to	1.35	7.03	to	7.03
	12/31/2013		15,143	10.90	to	10.90	165,015	0.14	1.35	to	1.35	7.91	to	7.91
	12/31/2012	(1)	4,349	10.10	to	10.10	43,920	—	1.35	to	1.35	—	to	—
TA Legg Mason Dynamic Allocation - Growth Service Class
	12/31/2014		42,443	12.23	to	12.23	519,191	0.69	1.35	to	1.35	6.73	to	6.73
	12/31/2013		2,793	11.46	to	11.46	32,007	0.11	1.35	to	1.35	14.06	to	14.06
	12/31/2012	(1)	—	10.05	to	10.05	—	—	1.35	to	1.35	—	to	—
TA Market Participation Strategy Service Class
	12/31/2014		—	11.90	to	11.90	—	—	1.35	to	1.35	6.60	to	6.60
	12/31/2013		—	11.17	to	11.17	—	—	1.35	to	1.35	12.76	to	12.76
	12/31/2012	(1)	—	9.90	to	9.90	—	—	1.35	to	1.35	—	to	—
TA Morgan Stanley Mid-Cap Growth Service Class
	12/31/2014		2,001,159	14.51	to	14.29	28,810,795	—	1.25	to	1.75	(1.50)	to	(1.99)
	12/31/2013		2,149,903	14.73	to	14.58	31,504,515	0.60	1.25	to	1.75	37.10	to	36.42
	12/31/2012		2,647,731	10.74	to	10.69	28,371,007	—	1.25	to	1.75	7.42	to	6.88
	12/31/2011	(1)	2,587,470	10.00	to	10.00	25,874,699	0.80	1.25	to	1.75	—	to	—
TA PIMCO Tactical - Balanced Service Class
	12/31/2014		37,267	11.66	to	11.66	434,538	1.33	1.35	to	1.35	6.39	to	6.39
	12/31/2013		4,687	10.96	to	10.96	51,369	0.46	1.35	to	1.35	10.35	to	10.35
	12/31/2012	(1)	—	9.93	to	9.93	—	—	1.35	to	1.35	—	to	—
TA PIMCO Tactical - Conservative Service Class
	12/31/2014		20,713	11.40	to	11.40	236,157	1.24	1.35	to	1.35	7.27	to	7.27
	12/31/2013		14,028	10.63	to	10.63	149,108	0.10	1.35	to	1.35	6.71	to	6.71
	12/31/2012	(1)	21,610	9.96	to	9.96	215,263	—	1.35	to	1.35	—	to	—
TA PIMCO Tactical - Growth Service Class
	12/31/2014		7,802	11.95	to	11.95	93,248	2.58	1.35	to	1.35	4.97	to	4.97
	12/31/2013		—	11.39	to	11.39	—	—	1.35	to	1.35	15.24	to	15.24
	12/31/2012	(1)	—	9.88	to	9.88	—	—	1.35	to	1.35	—	to	—
TA Systematic Small/Mid Cap Value Service Class
	12/31/2014		2,736,006	16.96	to	16.39	45,617,665	0.60	1.25	to	1.75	3.63	to	3.11
	12/31/2013		3,060,343	16.37	to	15.90	49,363,980	0.40	1.25	to	1.75	34.35	to	33.68
	12/31/2012		909,079	12.18	to	11.89	10,941,399	0.30	1.25	to	1.75	14.60	to	14.02
	12/31/2011		1,003,777	10.63	to	10.43	10,572,102	0.04	1.25	to	1.75	(4.06)	to	(4.53)
	12/31/2010		1,025,389	11.08	to	10.92	11,283,903	0.43	1.25	to	1.75	28.45	to	27.82
TA Vanguard ETF - Balanced Service Class
	12/31/2014		286,854	11.60	to	11.60	3,326,558	1.31	1.35	to	1.35	3.15	to	3.15
	12/31/2013		86,666	11.24	to	11.24	974,375	1.43	1.35	to	1.35	9.94	to	9.94
	12/31/2012	(1)	7,905	10.23	to	10.23	80,836	0.22	1.35	to	1.35	—	to	—
TA Vanguard ETF - Conservative Service Class
	12/31/2014		134,948	11.22	to	11.22	1,514,195	1.36	1.35	to	1.35	3.83	to	3.83
	12/31/2013		56,287	10.81	to	10.81	608,274	0.94	1.35	to	1.35	6.03	to	6.03
	12/31/2012	(1)	25,841	10.19	to	10.19	263,381	1.45	1.35	to	1.35	—	to	—
TA Vanguard ETF - Growth Service Class
	12/31/2014		112,528	12.34	to	12.34	1,388,916	1.56	1.35	to	1.35	2.58	to	2.58
	12/31/2013		17,167	12.03	to	12.03	206,562	1.57	1.35	to	1.35	17.19	to	17.19
	12/31/2012	(1)	—	10.27	to	10.27	—	—	1.35	to	1.35	—	to	—
TA WMC US Growth Service Class
	12/31/2014		3,437,706	13.74	to	13.28	46,450,977	0.68	1.25	to	1.75	9.46	to	8.91
	12/31/2013		4,069,937	12.56	to	12.20	50,371,047	0.67	1.25	to	1.75	30.49	to	29.84
	12/31/2012		7,157,324	9.62	to	9.39	68,054,444	0.11	1.25	to	1.75	11.46	to	10.90
	12/31/2011		9,000,989	8.63	to	8.47	76,980,283	0.32	1.25	to	1.75	(5.11)	to	(5.58)
	12/31/2010		9,043,781	9.10	to	8.97	81,718,176	—	1.25	to	1.75	16.03	to	15.46

38

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Wanger International
	12/31/2014	2,943,669	$12.78	to	$12.29	$36,892,378	1.44%	1.25%	to	1.75%	(5.59)%	to	(6.06)%
	12/31/2013	3,087,346	13.53	to	13.08	41,088,891	2.82	1.25	to	1.75	20.85	to	20.25
	12/31/2012	2,493,728	11.20	to	10.88	27,533,571	1.21	1.25	to	1.75	20.05	to	19.45
	12/31/2011	2,773,140	9.33	to	9.11	25,565,532	4.69	1.25	to	1.75	(15.67)	to	(16.09)
	12/31/2010	2,865,496	11.06	to	10.85	31,407,543	1.44	1.25	to	1.75	23.38	to	22.77
Wanger USA
	12/31/2014	748,044	21.89	to	20.80	15,954,359	—	1.25	to	1.75	3.48	to	2.97
	12/31/2013	842,672	21.16	to	20.20	17,412,827	0.13	1.25	to	1.75	32.09	to	31.43
	12/31/2012	652,096	16.02	to	15.37	10,230,629	0.32	1.25	to	1.75	18.52	to	17.93
	12/31/2011	751,866	13.51	to	13.03	9,977,437	—	1.25	to	1.75	(4.68)	to	(5.15)
	12/31/2010	803,708	14.18	to	13.74	11,219,245	—	1.25	to	1.75	21.83	to	21.23

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

39

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

5. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge during the accumulation phase, not to exceed $75, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.25% to 1.75% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a fund fee:

Subaccount	Fund Fee
American Funds - Asset Allocation Class 2 Shares	0.15%
American Funds - Bond Class 2 Shares	0.15%
American Funds - Growth Class 2 Shares	0.15%
American Funds - Growth-Income Class 2 Shares	0.15%
American Funds - International Class 2 Shares	0.15%
Dreyfus VIF Appreciation Service Shares	-0.10%
Eaton Vance VT Floating-Rate Income	-0.10%
Eaton Vance VT Large-Cap Value	-0.10%
Franklin Templeton Foreign Class 2 Shares	-0.10%
Franklin Templeton Growth Class 2 Shares	-0.10%
Janus Aspen - Enterprise Service Shares	-0.10%
Janus Aspen - Forty Service Shares	-0.10%
Oppenheimer Capital Appreciation Service Shares	-0.10%
Oppenheimer Main Street Small Cap Service Shares	-0.10%
Oppenheimer Main Street® Service Shares	-0.10%
Pioneer Emerging Markets VCT Class II Shares	-0.10%
Pioneer Fund VCT Class II Shares	-0.10%
Pioneer High Yield VCT Class II Shares	-0.05%

6. Income Tax

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

40

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2014

7. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

41

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Years Ended December 31, 2014 and 2013

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Financial Statements

Years Ended December 31, 2014 and 2013

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contract Owners of

Merrill Lynch Life Variable Annuity Separate Account B of

Transamerica Advisors Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccount of Merrill Lynch Life Variable Annuity Separate Account B (the “Separate Account”) sponsored by Transamerica Advisors Life Insurance Company at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the period then ended and the financial highlights in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 24, 2015

The Board of Directors and Contract Owners

of Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

We have audited the accompanying statement of operations and changes in net assets of the subaccount of Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account B (the Separate Account), comprised of the BlackRock Money Market V.I. Class I Shares subaccount as listed in the accompanying statement of operations and changes in net assets for the period ended December 31, 2013. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and changes in net assets of the BlackRock Money Market V.I. Class I Shares subaccount of Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account B, for the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young

Des Moines, Iowa

April 21, 2014

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statements of Assets and Liabilities

December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
BlackRock Money Market V.I. Class I Shares	1,797,498.764	$1,797,499	$1,797,499	$(1)	$1,797,498	113,402	$15.850723	$15.850723

See accompanying notes.

3

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014

BlackRock Money Market V.I. Class I Shares Subaccount
Net Assets as of January 1, 2013:	$2,696,580

Investment Income:
Reinvested Dividends	1
Investment Expense:
Mortality and Expense Risk and Administrative Charges	17,253

Net Investment Income (Loss)	(17,252)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	98
Realized Gain (Loss) on Investments	—

Net Realized Capital Gains (Losses) on Investments	98
Net Change in Unrealized Appreciation (Depreciation)	—

Net Gain (Loss) on Investment	98
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,154)

Increase (Decrease) in Net Assets from Contract Transactions	(185,725)

Total Increase (Decrease) in Net Assets	(202,879)

Net Assets as of December 31, 2013:	$2,493,701

Investment Income:
Reinvested Dividends	1
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,982

Net Investment Income (Loss)	(13,981)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	103
Realized Gain (Loss) on Investments	—

Net Realized Capital Gains (Losses) on Investments	103
Net Change in Unrealized Appreciation (Depreciation)	—

Net Gain (Loss) on Investment	103
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,878)

Increase (Decrease) in Net Assets from Contract Transactions	(682,325)

Total Increase (Decrease) in Net Assets	(696,203)

Net Assets as of December 31, 2014:	$1,797,498

See Accompanying Notes.

(1) See Footnote 1

4

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2014

1. Organization and Summary of Significant Accounting Policies

Organization

Merrill Lynch Life Variable Annuity Separate Account B (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of a single subaccount. The subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. The Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in the specified investment subaccount is available to contract owners of Merrill Lynch Retirement Plus®.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
BlackRock Variable Series Funds, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Class I Shares	BlackRock Money Market V.I. Fund Class I Shares

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2014.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

5

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2014

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:

Subaccount	Purchases	Sales
BlackRock Money Market V.I. Class I Shares	$210,024	$906,225

6

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

3. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock Money Market V.I. Class I Shares	13,285	(56,197)	(42,912)	1,077,980	(1,089,608)	(11,628)

7

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2014

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Money Market V.I. Class I Shares
	12/31/2014	113,402	$15.85	to	$15.85	$1,797,498	—%	0.65%	to	0.65%	(0.64)%	to	(0.64)%
	12/31/2013	156,314	15.95	to	15.95	2,493,701	—	0.65	to	0.65	(0.64)	to	(0.64)
	12/31/2012	167,942	16.06	to	16.06	2,696,580	—	0.65	to	0.65	(0.65)	to	(0.65)
	12/31/2011	207,616	16.16	to	16.16	3,355,312	—	0.65	to	0.65	(0.64)	to	(0.64)
	12/31/2010	260,492	16.27	to	16.27	4,237,040	—	0.65	to	0.65	(0.64)	to	(0.64)

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

8

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2014

5. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge during the accumulation phase, not to exceed $40, proportionately from the subaccount’s unit values. An annual charge of ..65% is deducted (based on the death benefit selected) from the unit values of the subaccount of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Tax

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

9

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2014

7. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

10

PART C

OTHER INFORMATION

Item 24. Financial Statements And Exhibits

(a)	Financial Statements

All required Financial Statements are included in Part B of this Registration Statement.

(b)	Exhibits

	(1)	Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B. Note 1

	(2)	Not Applicable

	(3)(a)	Form of Underwriting Agreement Between Merrill Lynch Life Insurance Company and Transamerica Capital, Inc. Note 2

(3)(a)(1)	Amended and Restated Underwriting Agreement Between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. Note 24

(b)	Wholesaling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. Note 3

(c)	Selling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. Note 3

(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 4

(4)(a)	Individual Variable Annuity Contract issued by Merrill Lynch Life Insurance Company. Note 1

(b)	Merrill Lynch Life Insurance Company Contingent Deferred Sales Charge Waiver Endorsement. Note 1

(c)	Individual Retirement Annuity Endorsement. Note 1

(d)	Merrill Lynch Life Insurance Company Endorsement. Note 1

(e)	Individual Variable Annuity Contract (revised) issued by Merrill Lynch Life Insurance Company (ML-VA-002). Note 5

(f)	Merrill Lynch Life Insurance Company Endorsement (ML008). Note 5

(g)	Merrill Lynch Life Insurance Company Individual Variable Annuity Contract (ML-VA-001). Note 5

(h)	Tax-Sheltered Annuity Endorsement. Note 6

(i)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML043). Note 7

(j)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML044). Note 7

(k)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML045). Note 7

(l)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML046). Note 7

(m)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML047). Note 7

(n)	Merrill Lynch Life Insurance Company Death Benefit Enhancement Riders (ML048 and ML049). Note 7

(o)	Form of Contract Schedules to Individual Variable Annuity Contracts ML-VA-001 and ML-VA-002. Note 7

(p)	Guaranteed Minimum Income Benefit Rider. Note 8

(5)	Form of Application for the Flexible Premium Individual Deferred Variable Annuity. Note 7

(6)(a)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. Note 1

(b)	Amended and Restated By-laws of Merrill Lynch Life Insurance Company. Note 1

(b)(1)	Amended and Restated By-laws of Transamerica Advisors Life Insurance Company. Note 23

(7)	Reinsurance Agreements.

(a)	GMDB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1. Note 21

(a)(1)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 21

(b)	GMIB Reinsurance Agreement between MLLIC and ACE Tempest Agreement and Amendments No. 1 and 2. Note 21

(b)(1)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 21

(c)	DBER Reinsurance Agreement between MLLIC and ACE Tempest and Amendments No. 1 and 2. Note 21

(c)(1)	Amendment No. 3 to the DBER Reinsurance Agreement. Note 21

(8)(a)	Amended General Agency Agreement. Note 9

(b)	Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc.. Note 1

(c)	Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc.. Note 1

(d)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Reserve Assets Fund. Note 1

(e)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. Note 1

(f)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. Note 1

(g)	Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc.. Note 9

(h)	Reimbursement Agreement Between Merrill Lynch Asset Management, Inc. and Merrill Lynch Life Agency, Inc.. Note 1

(i)	Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc.. Note 10

(j)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Family Life Insurance Company. Note 9

(k)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 1

(k)(1)	Amendment of Agreements (Confidential Information). Note 27

(k)(2)	Amendment No. 8 to Participation Agreement (BlackRock). Note 29

(l)	Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 10

(m)	Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 11

(n)	Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 10

(n)(1)	Amendment No. 9 to Participation Agreement (AIM). Note 24

(n)(2)	Amendment No. 10 to Participation Agreement (AIM). Note 29

(o)	Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc.. Note 1

(p)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. Note 10

(q)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. Note 10

(r)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. Note 10

(s)	Form of Participation Agreement Among MFS Variable Insurance Trust, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company. Note 1

(t)	Amendment to the Participation Agreement Among MFS® Variable Insurance TrustSM, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company dated May 1, 1997. Note 10

(t)(1)	Amended and Restated Participation Agreement (MFS). Note 25

(u)	Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Hotchkis and Wiley Variable Trust, and Hotchkis and Wiley. Note 12

(v)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company and Hotchkis and Wiley Variable Trust. Note 10

(w)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 12

(x)	Form of Participation Agreement Between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Life Insurance Company. Note 12

(y)	Form of Participation Agreement Between Mercury Asset Management V.I. Funds, Inc. and Merrill Lynch Life Insurance Company. Note 6

(z)	Form of Participation Agreement Between Davis Variable Account Fund, Inc. and Merrill Lynch Life Insurance Company. Note 13

(z)(1)	Amendment of Agreements (Confidential Information). Note 27

(z)(2)	Amendment No. 6 to Participation Agreement (Davis). Note 29

(z)(3)	Amendment No. 7 to Participation Agreement (Davis). Note 29

(aa)	Form of Participation Agreement Between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 14

(aa)(1)	Amendment of Agreements (Confidential Information). Note 27

(aa)(2)	Amendment No. 4 to Participation Agreement (American Century). Note 29

(bb)	Form of Participation Agreement Between PIMCO Variable Insurance Trust and Merrill Lynch Life Insurance Company. Note 13

(cc)	Form of Participation Agreement Between Federated Securities Corp., Insurance Series, and Merrill Lynch Life Insurance Company. Note 15

(cc)(1)	Participation Agreement (Federated). Note 25

(cc)(2)	Amendment of Agreements (Confidential Information). Note 27

(cc)(3)	Amendment to Participation Agreement (Federated). Note 27

(cc)(4)	Second Addendum to Participation Agreement (Federated). Note 28

(dd)	Form of Participation Agreement Between PIMCO Advisors VIT, OCC Distributors LLC, and Merrill Lynch Life Insurance Company. Note 15

(dd)(1)	Amendment No. 7 to Participation Agreement (PIMCO). Note 29

(ee)	Form of Participation Agreement Between Van Kampen Life Investment Trust and Merrill Lynch Life Insurance Company. Note 13

(ff)	Form of Amendment to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 16

(gg)	Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 17

(hh)	Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and Merrill Lynch Life Insurance Company. Note 17

(ii)	Form of Rule 22c-2 Shareholder Information Agreement Between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 17

(jj)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 18

(kk)	Form of Rule 22c-2 Shareholder Information Agreement Between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 17

(ll)	Form of Rule 22c-2 Shareholder Information Agreement Between Federated Securities Corp. and Merrill Lynch Life Insurance Company. Note 17

(mm)	Form of Rule 22c-2 Shareholder Information Agreement Between MFS Fund Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 17

(nn)	Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and Merrill Lynch Life Insurance Company. Note 18

(oo)	Form of Rule 22c-2 Shareholder Information Agreement Between Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 17

(pp)	Form of Rule 22c-2 Shareholder Information Agreement Between Van Kampen Funds, Inc. and Merrill Lynch Life Insurance Company. Note 17

(qq)	Form of Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Merrill Lynch Life Insurance Company. Note 17

(qq)(1)	Amendment No. 12 to Participation Agreement (AllianceBernstein). Note 29

(qq)(2)	Amendment of Agreements (Confidential Information). Note 27

(qq)(3)	Schedule A Revision 5-1-2015 (AllianceBernstein). Note 30

(rr)	Form of Amendment to Participation Agreement by and among Premier VIT, Allianz Global Investors Distributors LLC, and Merrill Lynch Life Insurance Company. Note 17

(ss)	Form of Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 17

(tt)	Service Agreement by and between Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 2

(uu)	Participation Agreement by and among MLIG Variable Insurance Trust, Merrill Lynch Pierce Fenner & Smith Inc., Roszel Advisors, LLC, and Merrill Lynch Life Insurance Company. Note 2

(vv)	Services Agreement between PIMCO Variable Insurance Trust and Merrill Lynch Life Insurance Company. Note 2

(xx)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. Note 3

(yy)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 19

(zz)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 20

(aaa)	Participation Agreement (TST). Note 26

(aaa)(1)	Amendment No. 2 to Participation Agreement (TST). Note 27

(aaa)(2)	Amendment No. 4 to Participation Agreement (TST). Note 27

(aaa)(3)	Amendment No. 5 to Participation Agreement (TST). Note 27

(aaa)(4)	Amendment No. 6 to Participation Agreement (TST). Note 29

(aaa)(5)	Amendment No. 7 to Participation Agreement (TST). Note 29

(aaa)(6)	Schedule A Revision (TST) 2-5-14. Note 30

(9)	Opinion and Consent of Counsel. Note 30

(10)	Consent of independent registered public accounting firm. Note 30

(11)	Not Applicable

(12)	Not Applicable

(13)	Powers of Attorney. Note 30

Note 1.	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43773) dated December 10, 1996.

Note 2.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-118362) dated April 25, 2008.

Note 3.	Incorporated by reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company (File No. 33-26322) dated March 27, 2008.

Note 4.	Incorporated by reference to Exhibit 10.2 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated January 4, 2008.

Note 5.	Filed with Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 33-43773) dated April 26, 1995.

Note 6.	Filed with Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 33-43773) dated April 13, 1999.

Note 7.	Filed with Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 33-43773) dated March 2, 2001.

Note 8.	Filed with Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-43773) dated October 8, 2002.

Note 9.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-43773) dated April 28, 1994.

Note 10.	Incorporated by reference to Initial Filing to Form N-4 Registration Statement (File No.333-90243) dated November 3, 1999.

Note 11.	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No.33-43773) dated April 23, 1997.

Note 12.	Filed with Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-43773) dated May 1, 1998.

Note 13.	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-90243) dated March 31, 2000.

Note 14.	Filed with Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-43773) dated April 30, 2001.

Note 15.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-90243) dated April 23, 2004.

Note 16.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-90243) dated April 21, 2006.

Note 17.	Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 33-43773) dated April 17, 2007.

Note 18.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-73544) dated April 17, 2007.

Note 19.	Incorporated by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated August 17, 2007.

Note 20.	Incorporated by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated January 4, 2008.

Note 21.	Filed with Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 33-43773) dated April 28, 2009.

Note 22.	Filed with Post-Effective Amendment No.33 to Form N-4 Registration Statement (File No. 33-43773) dated April 23, 2010.

Note 23.	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-91098) dated September 30, 2010.

Note 24.	Filed with Post-Effective Amendment No. 34 to Form N-4 Registration Statement (File No.33-43773) dated April 27, 2011.

Note 25.	Filed with Post-Effective Amendment No. 35 to Form N-4 Registration Statement (File No. 33-43773) dated April 26, 2012.

Note 26.	Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-118362) dated April 23, 2010.

Note 27.	Filed with Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 33-43773) dated September 10, 2012.

Note 28.	Filed with Post-Effective Amendment No. 37 to Form N-4 Registration Statement (File No. 33-43773) dated April 23, 2013.

Note 29.	Filed with Post-Effective Amendment No. 38 to Form N-4 Registration Statement (File No. 33-43773) dated April 21, 2014.

Note 30.	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Blake S. Bostwick 4600 South Syracuse St. Denver, Colorado 80237	Director and President

John T. Mallett 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Vice President

Chad Noehren 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Corporate Controller

Alison Ryan	Assistant Secretary, Associate General Counsel and Vice President
11505 S. Olive St.
Los Angeles, California 90015

Marc Cahn	Director, Division General Counsel, Assistant Secretary and Senior Vice President
440 Mamaroneck Ave.
Harrison, New York 10528

David W. Hopewell 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Chief Financial Officer, Corporate Controller, Treasurer and Vice President

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada

AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.

Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (90.6057%) ; Transamerica Premier Life Insurance Company (9.3943%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, Inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker/Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company
Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own common shares of stock	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments V, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware

Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).

Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware	Sole Member - Garnet Community Investment XLI, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investmetns
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member - Garnet Community Investment XLIV, LLC	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member - Garnet Community Investment XLIV, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
Intersecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% AEGON USA, LLC	Captive insurance company
LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company
McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Transamerica Premier Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware

Members: Transamerica Life Insurance Company (90.96%); Transamerica Premier Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.

Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Transamerica Premier Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	100% Stonebridge Life Insurance Company	Investments
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% AEGON USA, LLC; 12% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa

676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC

Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda -- will primarily write fixed universal life and term insurance
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor
Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.
Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	100% AUSA Holding Company	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding Company	Investments
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (65.951%); Transamerica Premier Life Insurance Company (32.969%); Transamerica Financial Life Insurance Company (1.080%) Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contracts

The number of Contracts in force as of March 31, 2015 was 22,385.

Item 28. Indemnification

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Amended And Restated By-Laws Of Transamerica Advisors Life Insurance Company, Article VI

Sections 1, 2, 3 And 4 – Indemnification Of Directors, Officers, Employees And Incorporators

Section 1. Actions Other Than By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right To Indemnification. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination Of Right To Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Other Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Michael W. Brandsma	(1)	Director, President and Chief Financial Officer

David W. Hopewell	(2)	Director

David R. Paulsen	(1)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(1)	Chief Marketing Officer and Chief Operations Officer

Rick B. Resnik	(3)	Chief Compliance Officer

Amy Angle	(5)	Assistant Vice President

Elizabeth Belanger	(3)	Vice President and Assistant Secretary

Alison Ryan	(4)	Vice President and Assistant Secretary

Ayla Nazli	(4)	Assistant Secretary

Brenda L. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(2)	Assistant Vice President

Arthur D. Woods	(6)	Assistant Vice President

Marc Cahn	(3)	Secretary

Jeffrey T. McGlaun	(5)	Assistant Treasurer

C. Michiel Van Katwijk	(5)	Treasurer

(1)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	440 Mamaroneck Avenue, Harrison, NY 10528
(4)	1150 S. Olive St., Los Angeles, CA 90015
(5)	100 Light Street, Floor B1, Baltimore, MD 21202
(6)	570 Carillon Parkway, St. Petersburg, FL 33716

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$10,432,384	0	0	0

(1)	Fiscal Year 2014

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Not Applicable

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Advisors Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 26th day of April, 2015.

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY Depositor

*
Blake S. Bostwick
President and Director

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director and President	, 2015

* David W. Hopewell	Director, Chief Financial Officer, Corporate Controller, Treasurer and Vice President	, 2015

* John T. Mallett	Director and Vice President	, 2015

* Chad Noehren	Director	, 2015

* Marc Cahn	Director, Division General Counsel, Assistant Secretary and Senior Vice President	Alice Hocking

/s/ Alison Ryan Alison Ryan	Vice President, Associate General Counsel and Assistant Secretary	April 26, 2015

*By:	Alison Ryan—Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No. 033-43773

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

8(aaa)(6)	Schedule A Revision (TST) 2-5-2014

8(qq)(3)	Schedule A Revision 5-1-2015 (AllianceBernstein)

9	Opinion and Consent of Counsel

10	Consent of Independent Registered Public Accounting Firm

13	Powers of Attorney

*	Page numbers included only in manually executed original.